JULIUS BAER FUNDS

                                                                      PROSPECTUS
                                                               FEBRUARY 28, 2007




                      JULIUS BAER INTERNATIONAL EQUITY FUND

                    JULIUS BAER INTERNATIONAL EQUITY FUND II

                       JULIUS BAER TOTAL RETURN BOND FUND

                       JULIUS BAER GLOBAL HIGH INCOME FUND

                         JULIUS BAER U.S. MICROCAP FUND

                         JULIUS BAER U.S. SMALLCAP FUND

                          JULIUS BAER U.S. MIDCAP FUND

                         JULIUS BAER U.S. MULTICAP FUND

                       JULIUS BAER GLOBAL EQUITY FUND INC.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED ANY FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS

                                                                                       Page
WHAT EVERY INVESTOR                            THE FUNDS                               ----
SHOULD KNOW ABOUT                                  RISK/RETURN SUMMARIES               3
THE FUNDS                                          Introduction                        3
                                                   International Equity Fund           4
                                                       Goal                            4
                                                       Strategies                      4
                                                       Key Risks                       5
                                                       Performance                     8
                                                       Fees and Expenses               11
                                                   International Equity Fund II        13
                                                       Goal                            13
                                                       Strategies                      13
                                                       Key Risks                       14
                                                       Performance                     16
                                                       Fees and Expenses               19
                                                   Total Return Bond Fund              21
                                                       Goal                            21
                                                       Strategies                      21
                                                       Key Risks                       22
                                                       Performance                     24
                                                       Fees and Expenses               27
                                                   Global High Income Fund             29
                                                       Goal                            29
                                                       Strategies                      29
                                                       Key Risks                       30
                                                       Performance                     32
                                                       Fees and Expenses               35
                                                  U.S. Microcap Fund                   37
                                                       Goal                            37
                                                       Strategies                      37
                                                       Key Risks                       38
                                                       Performance                     40
                                                       Fees and Expenses               40
                                                  U.S. Smallcap Fund                   42
                                                       Goal                            42
                                                       Strategies                      42
                                                       Key Risks                       43
                                                       Performance                     45
                                                       Fees and Expenses               45
                                                  U.S. Midcap Fund                     47
                                                       Goal                            47
                                                       Strategies                      47
                                                       Key  Risks                      48
                                                       Performance                     50
                                                       Fees and Expenses               50

INFORMATION FOR                                    U.S. Multicap Fund                  52
MANAGING YOUR                                          Goal                            52
FUND ACCOUNT                                           Strategies                      52
                                                       Key Risks                       52
                                                       Performance                     54
                                                       Fees and Expenses               54
                                                   Global Equity Fund                  56
                                                       Goal                            56
                                                       Strategies                      56
                                                       Key Risks                       57
                                                       Performance                     59
                                                       Fees and Expenses               62
WHERE TO FIND MORE INFORMATION                     INVESTMENT STRATEGIES               64
ABOUT JULIUS BAER INVESTMENT FUNDS AND             International Equity Fund           64
THE JULIUS BAER GLOBAL EQUITY FUND INC.            International Equity Fund II        67
                                                   Total Return Bond Fund              69
                                                   Global High Income Fund             71
                                                   U.S. Microcap Fund                  73
                                                   U.S. Smallcap Fund                  75
                                                   U.S. Midcap Fund                    77
                                                   U.S. Multicap Fund                  79
                                                   Global Equity Fund                  81
                                                   General Strategies                  83
                                                   THE FUNDS' MANAGEMENT               90
                                                   Portfolio Management                93
                                              YOUR INVESTMENT
                                                   INVESTING IN THE FUNDS              96
                                                   Pricing of Fund Shares              96
                                                   Purchasing Your Shares              98
                                                   Exchanging Your Shares             105
                                                   Redeeming Your Shares              107
                                                   Distribution and Shareholder
                                                      Servicing Plan-Class A Shares   116
                                                   DISTRIBUTIONS AND TAXES
                                                   Distributions                      118
                                                   Tax Information                    119
                                                   FINANCIAL HIGHLIGHTS               120
                                              FOR MORE INFORMATION
                                                   BACK COVER


                              RISK/RETURN SUMMARIES

INTRODUCTION


The Julius Baer Funds consist of the Julius Baer Investment Funds and the Julius Baer Global Equity Fund Inc. Julius Baer Investment Funds currently offers eight funds: Julius Baer International Equity Fund ("International Equity Fund"), Julius Baer International Equity Fund II ("International Equity Fund II"),
Julius Baer Total Return Bond Fund ("Total Return Bond Fund"), Julius Baer Global High Income Fund ("Global High Income Fund") (formerly, the Julius Baer Global High Yield Bond Fund), Julius Baer U.S. Microcap Fund ("U.S. Microcap Fund"), Julius Baer U.S. Smallcap Fund ("U.S. Smallcap Fund"), Julius Baer U.S. Midcap Fund ("U.S. Midcap Fund") and Julius Baer U.S. Multicap Fund ("U.S. Multicap Fund").

The Julius Baer Global Equity Fund Inc. currently offers one fund, the Julius Baer Global Equity Fund Inc. ("Global Equity Fund").

Consequently, the Julius Baer Funds consist of nine funds (each a "Fund" and together, the "Funds"). Each Fund has a different investment goal and risk level. Each Fund currently offers two separate classes of shares: Class A shares and Class I shares. Julius Baer Investment Management LLC (the "Adviser" or "JBIM") is the investment adviser to the Funds.


INVESTMENTS, RISKS, PERFORMANCE AND FEES

The following information is only a summary of important information that you should know about each Fund. More detailed information is included elsewhere in this Prospectus and in the Statement of Additional Information (the "SAI"), which should be read in addition to this summary.

As with any mutual fund, there is no guarantee that any Fund will achieve its goal. Each Fund's share price will fluctuate and you may lose money on your investment.

AN INVESTMENT IN ANY FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                           INTERNATIONAL EQUITY FUND*


* On August 1, 2005, no new shareholders (at the account level) were accepted to the International Equity Fund. This excludes 401(k) plans that have EXISTING investments in the Fund, new plan participants within 401(k) plans that hold positions in the Fund and existing shareholders who may continue to invest. Registered investment advisers and intermediate model-based platforms are no longer able to introduce new clients. See the section entitled "Purchasing Your Shares" for more information.


INVESTMENT GOAL

The International Equity Fund seeks long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The International Equity Fund seeks to achieve its goal by investing in a wide variety of international equity securities issued throughout the world, normally excluding the U.S. The Adviser manages the Fund as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Fund generally follows a multi-capitalization approach focusing on mid- to large- capitalization companies, but the Fund may also invest in smaller, emerging growth companies. The Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Adviser considers companies with above average earnings potential, companies that are dominant within their industries, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region.

The Adviser selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as Western Europe and certain Dollar bloc countries including Australia, New Zealand and Canada) the stock selection process is primarily bottom-up. The Adviser concentrates on company factors such as balance sheet metrics and industry factors such as the performance of particular industries in similar macroeconomic environments and relative to the broader economy. The

Adviser believes that most investment return in developed markets comes from sound, company specific fundamental research. In emerging markets, the Adviser uses a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. The Adviser determines the Fund's exposure to Japan using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, but top-down analysis is essential to the determination of country exposure.


In selecting investments for the Fund, the Adviser focuses on securities located in at least five different countries, although the Fund may at times invest all of its assets in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund may invest up to 25% of its total assets in the securities of issuers located in emerging markets. Effective March 11, 2007, the Fund may invest up to 35% of its total assets in emerging market securities. In an effort to maximize returns to investors, the Adviser, from time to time, manages the Fund very close to its limit in emerging markets. Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to quickly reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. The Fund's investment in emerging market securities will remain consistent with its status as a diversified international equity fund. The Fund's exposure to emerging market securities, as of October 31, 2006, was 22.62% of its total assets.

Ordinarily, the Fund invests at least 80% of its net assets (including future positions and borrowings for investment purposes) in international equity securities. The Fund may also use futures, swaps and warrants, which are types of derivatives, for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.


THE KEY RISKS

You could lose money on your investment in the International Equity Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:

   o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

   o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.


   o Emerging Market Risk: investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments.

        The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Less extensive legal remedies, difficulties in enforcing favorable legal judgments in foreign courts, and different securities clearance and settlement procedures are issues. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund's assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment. Investments in emerging markets are considered to be speculative and may be highly volatile.

   o Derivatives Risk: the possibility that the Fund will suffer a loss from its use of futures, swaps and warrants, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks. More information regarding other risks of derivative instruments is found below under RISKS OF INVESTING IN THE FUNDS.


   o Securities Lending Risk: The main risk when lending portfolio securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Further information about these risks is provided in the section, GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

The bar chart shown below indicates the risks of investing in the International Equity Fund by showing changes in the performance of the Fund's Class A shares from year to year for the last ten calendar years. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                        INTERNATIONAL EQUITY FUND CLASS A

               [Data below represents bar chart in printed piece.]

     1997       1998       1999      2000        2001        2002        2003      2004     2005       2006
     ----       ----       ----      ----        ----        ----        ----      ----     ----       ----

    15.33%     27.07%     76.58%    (8.02)%    (18.93)%     (3.59)%     35.92%    23.22%    17.06%    31.75%


                                  CALENDAR YEAR


During the periods shown in the bar chart, the highest quarterly return was 50.61% (for the quarter ended December 31, 1999) and the lowest quarterly return was (16.41)% (for the quarter ended September 30, 1998).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2006)


The table on the next page shows the International Equity Fund's average annual total returns and the change in the value of the Morgan Stanley Capital International Inc. ("MSCI") All Country World ex-U.S. Index ("MSCI ACWI-ex U.S.") over various periods ended December 31, 2006. For the Class A shares, the periods shown are the one- five- and ten-year periods ended December 31, 2006. For the Class I shares, the periods shown are the one-year, five-year and since inception periods ended December 31, 2006.

Effective March 1, 2007, the Fund's benchmark will be changed from the MSCI Europe Australasia and Far East Index ("MSCI EAFE") to the MSCI ACWI-ex U.S. The MSCI ACWI-ex U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI-ex U.S. consisted of 47 developed and emerging market country indices. The MSCI ACWI-ex U.S. includes emerging market securities, which have become a significant part of the Fund's holdings. For periods prior to 1999, the returns of the MSCI ACWI-ex U.S. do not include income from dividend payments. The MSCI EAFE Index is an unmanaged index that measures stock performance in Europe, Australia and the Far East.

The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                     ONE YEAR+        FIVE YEARS+         TEN YEARS (OR SINCE INCEPTION) +
                                                     ---------        -----------         --------------------------------

INTERNATIONAL EQUITY FUND - CLASS A
Return Before Taxes                                    31.75%           20.02%                     17.00%
Return After Taxes on Distributions                    29.43%           19.09%                     16.15%
Return After Taxes on Distributions and
         Sale of Fund Shares                           22.71%           17.43%                     15.04%

INTERNATIONAL EQUITY FUND - CLASS I
Return Before Taxes                                    32.07%           20.44%                     13.08%***

MSCI All Country World ex-U.S. Index*                  26.65%           16.43%                      7.89%
         Since inception of Class I***                                                              6.74%

MSCI EAFE Index**                                      26.34%           14.99%                      7.71%
         Since inception of Class I***                                                              5.60%


+ The Fund's average annual total return figures for the one-year, five-year and ten year/since inception periods above are net of fee waivers, which are no longer in effect, and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.


* The MSCI All Country World ex-U.S. Index reflects no deduction for fees, expenses or taxes.

**The MSCI EAFE Index  reflects no deduction  for fees,  expenses or taxes.


*** Inception date for Class I shares is November 17, 1999.

THE FUND'S FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund.


ANNUAL FUND OPERATING EXPENSES--(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                               CLASS A SHARES     CLASS I SHARES
Management Fees                                     0.87%              0.87%
Distribution and/or Service (12b-1) Fees            0.25%              None
Other Expenses(1),(2),(3)                           0.13%              0.13%
                                                    -----              -----
Total Annual Fund Operating Expenses(1),(4)         1.25%              1.00%
                                                    =====              =====


   (1) Shows the Other Expenses as they would have been if certain custody expense offset arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2006 taking into consideration the expense offset arrangements were 0.07% and 0.07% for the Class A shares and Class I shares, respectively, and actual Total Annual Fund Operating Expenses were 1.19% and 0.94% for the Class A shares and Class I shares, respectively.

   (2) For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

   (3) Includes expenses which represent the approximate fees and expenses indirectly incurred by the Fund as a result of the Fund's investment in the securities of other investment companies during its most recent fiscal year ("Acquired Fund Expenses").

   (4) Expenses may not correspond to the ratios of expenses to average net assets shown in the "Financial Highlights" section in this prospectus to the extent Acquired Fund Expenses are included.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:


                                      CLASS A SHARES         CLASS I SHARES
                                      --------------         --------------

                 1 Year                   $  127                 $  102
                 3 Years                  $  397                 $  318
                 5 Years                  $  686                 $  552
                10 Years                  $1,511                 $1,225

                          INTERNATIONAL EQUITY FUND II

INVESTMENT GOAL

The International Equity Fund II seeks long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

The International Equity Fund II seeks to achieve its goal by investing in a wide variety of international equity securities issued throughout the world, normally excluding the U.S. The Adviser manages the Fund as a core international equity product and is not constrained by a particular investment style. It may invest in "growth" or "value" securities. The Fund will not invest in what the Adviser considers to be small-capitalization issuers. The Adviser chooses securities in industries and companies it believes are experiencing favorable demand for their products or services. The Adviser considers companies with above average earnings potential, companies that are dominant within their industries, companies within industries that are undergoing dramatic change and companies that are market leaders in developing industries. Other considerations include expected levels of inflation, government policies or actions, currency relationships and prospects for economic growth in a country or region.

The Adviser selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as Western Europe and certain Dollar bloc countries including Australia, New Zealand and Canada) the stock selection process is primarily bottom-up. The Adviser concentrates on company factors such as balance sheet metrics and industry factors such as the performance of particular industries in similar macroeconomic environments and relative to the broader economy. The Adviser believes that most investment return in developed markets comes from sound, company specific fundamental research. In emerging markets, the Adviser uses a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. The Adviser determines the Fund's exposure to Japan using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, but top-down analysis is essential to the determination of country exposure.


In selecting investments for the Fund, the Adviser focuses on securities located in at least five different countries, although the Fund may at times invest all of its assets in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund may invest up to 25% of its total assets in the securities of issuers located in emerging markets. Effective March 11, 2007, the Fund may invest up to 35% of its total assets in emerging market securities. In an effort to maximize returns to investors, the Adviser, from time to time, manages the Fund very close to its limit in emerging markets. Market fluctuations and/or new purchases are subject to the constraints of time zone differences and market liquidity, which can cause the Fund to exceed this limit. In such cases where the Fund exceeds its limit, the Adviser has a procedure to quickly reduce its holding in emerging markets, typically by the end of the same trading day or the next trading day, also subject to the constraints of time zone differences and market liquidity. The Fund's investment in emerging market securities will remain consistent with its status as a diversified international equity fund. The Fund's exposure to emerging market securities, as of October 31, 2006, was 20.86% of its total assets.

Ordinarily, the Fund invests at least 80% of its net assets (including future positions and borrowings for investment purposes) in international equity securities. The Fund may also use futures, swaps, and warrants, which are types of derivatives, for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

THE KEY RISKS

You could lose money on your investment in the International Equity Fund II, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:

   o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

   o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.

   o Emerging Market Risk: investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments.

        The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Less extensive legal remedies, difficulties in enforcing favorable legal judgments in foreign courts, and different securities clearance and settlement procedures are issues. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund's assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment. Investments in emerging markets are considered to be speculative and may be highly volatile.

   o Derivatives Risk: the possibility that the Fund will suffer a loss from its use of futures and swaps, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks. More information regarding other risks of derivative instruments is found below under RISKS OF INVESTING IN THE FUNDS.


   o Securities Lending Risk: The main risk when lending portfolio securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Further information about these risks is provided in the section, GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

The bar chart shown below indicates the risks of investing in the International Equity Fund II by showing the performance of the Fund's Class A shares for the one calendar year since the Fund's inception. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

                      INTERNATIONAL EQUITY FUND II CLASS A

              [Data below represents bar chart in printed piece.]

                                      2006
                                  CALENDAR YEAR
                                    ---------

                                     28.63%



During the periods shown in the bar chart, the highest quarterly return was 12.85% (for the quarter ended December 31, 2006) and the lowest quarterly return was (1.67)% (for the quarter ended June 30, 2006).

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2006)


The table on the next page shows the International Equity Fund II's average annual total returns and the change in the value of the Morgan Stanley Capital International ("MSCI") All Country World ex-U.S. Index ("MSCI ACWI-ex U.S.") over various periods ended December 31, 2006. The periods shown are the one-year and since inception periods ended December 31, 2006.

Effective March 1, 2007, the Fund's benchmark will be changed from the MSCI Europe Australasia and Far East Index ("MSCI EAFE") to the MSCI ACWI-ex U.S. The MSCI ACWI-ex U.S. is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI-ex U.S. consisted of 47 developed and emerging market country indices. The MSCI ACWI-ex U.S. includes emerging market securities, which have become a significant part of the Fund's holdings. For periods prior to 1999, the returns of the MSCI ACWI-ex U.S. do not include income from dividend payments. The MSCI EAFE Index is an unmanaged index that measures stock performance in Europe, Australia and the Far East.

The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                               ONE YEAR+    SINCE INCEPTION+ ***
                                               ---------    --------------------

INTERNATIONAL EQUITY FUND II - CLASS A
Return Before Taxes                              28.63%           28.52%
Return After Taxes on Distributions              28.67%           28.54%
Return After Taxes on Distributions and
         Sale of Fund Shares                     18.91%           24.61%

INTERNATIONAL EQUITY FUND II - CLASS I
Return Before Taxes                              29.02%           28.95%

MSCI All Country World ex-U.S. Index*            26.65%           27.19%

MSCI EAFE Index**                                26.34%           25.21%


+ The Fund's average annual total return figures for the one-year and since inception periods above are net of fee waivers, which are no longer in effect, and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.


* The MSCI All Country World ex-U.S. Index reflects no deduction for fees, expenses or taxes.

** The MSCI EAFE Index  reflects no deduction for fees,  expenses or taxes.


***The Inception date is May 4, 2005 for Class A and Class I shares.

THE FUND'S FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the International Equity Fund II.


ANNUAL FUND OPERATING EXPENSES--(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                                CLASS A SHARES    CLASS I SHARES
Management Fees                                      0.90%               0.90%
Distribution and/or Service (12b-1) Fees             0.25%               None
Other Expenses(1),(2),(3)                            0.19%               0.17%
                                                     -----               -----
Total Annual Fund Operating Expenses(1),(4)          1.34%               1.07%
                                                     =====               =====

   (1) Shows the Other Expenses as they would have been if certain custody expense offset and expense limitation repayment arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2006 taking into consideration these expense offset arrangement were 0.17% and 0.15% for the Class A shares and Class I shares respectively, and Total Annual Fund Operating Expenses were 1.32% and 1.05% for the Class A shares and Class I shares, respectively.

   (2) For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

   (3) Includes expenses which represent the approximate fees and expenses indirectly incurred by the Fund as a result of the Fund's investment in the securities of other investment companies during its most recent fiscal year ("Acquired Fund Expenses").

   (4) Expenses may not correspond to the ratios of expenses to average net assets shown in the "Financial Highlights" section in this prospectus to the extent Acquired Fund Expenses are included.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the International Equity Fund II with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:


                                       CLASS A SHARES         CLASS I SHARES
                                       --------------         --------------

                 1 Year                   $135                    $108
                 3 Years                  $424                    $339
                 5 Years                  $733                    $589
                 10 Years                 $1,612                  $1,305

                             TOTAL RETURN BOND FUND

INVESTMENT GOAL

The Total Return Bond Fund seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund's portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

PRINCIPAL INVESTMENT STRATEGIES

The Total Return Bond Fund seeks to achieve its goal by investing in a non-diversified portfolio of fixed income securities of issuers located throughout the world, including the United States. The securities in which the Fund invests may be issued by governments, supranational entities or corporations in both developed and emerging markets. Ordinarily, the Fund invests at least 80% of its net assets (including accrued interest, futures positions and borrowings for investment purposes) in investment grade fixed income investments consisting of bonds, debentures, notes and mortgage-backed securities.

The Adviser seeks to provide the appreciation component of total return by selecting debt securities at prices that will, in the Adviser's opinion, benefit from anticipated changes in economic and market conditions. The Adviser chooses individual investments based on many factors such as yield, duration, maturity, classification and quality. The Adviser also considers the local economy and political environment, expected movements in interest rates, the strength and relative value of a particular currency, and the supply of a type of security relative to expected demand.

The Adviser expects the Fund to have a duration of approximately plus or minus one year relative to the benchmark. Duration takes into account the pattern of a security's cash flow over time, including the way cash flow is affected by prepayments and interest rate changes. Duration provides a different view of the expected life of a security than its maturity, which generally measures only the time until the debt must be repaid. If the Adviser expects interest rate to increase, the Fund may shorten durations. Also, if the Adviser expects interest rate to decrease, the Fund may lengthen durations.

The Fund will invest less than 40% of its total assets in any one country other than the United States.

The Fund will invest less than 25% of its total assets in securities issued by any one foreign government, its agencies, instrumentalities, or political subdivisions.

THE KEY RISKS

You could lose money on your investment in the Total Return Bond Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:

o Diversification Risk: the possibility that, as a non-diversified investment company, the Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers than a diversified fund and, as a result, may be subject to greater risk with respect to its portfolio securities.

o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks such as interest rate and income risk generally will be reduced.

o Interest Rate Risk: the possibility that the Fund's investments in fixed income securities will lose value because of increases in interest rates.

o Credit Risk: the possibility that an issuer will fail to repay interest and principal in a timely manner, reducing the Fund's return. The Fund invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline if the Fund reinvests its assets at the lower rate. Income risk is generally higher for short-term bonds.

o Prepayment Risk: the possibility that the principal amount of the mortgages underlying the Fund's investments in mortgage-related securities may be repaid prior to the mortgage's maturity date. Such repayments are common when interest rates decline and may cause the Fund's income to decline.

o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.

o Emerging Market Risk: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price fluctuations in emerging market securities than other foreign securities.

Further information about these risks is provided in the section GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE


The bar chart shown below indicates the risks of investing in the Total Return Bond Fund by showing changes in the performance of the Fund's Class A shares from year to year for the last ten calendar years. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



              [Data below represents bar chart in printed piece.]

     1997       1998        1999       2000       2001        2002      2003     2004     2005     2006
     ----       ----        ----       ----       ----        ----      ----     ----     ----     ----
    2.83%      9.60%      (3.41)%     6.12%       5.94%      14.13%     9.72%    5.67%    2.08%   4.79%



During the periods shown in the bar chart, the highest quarterly return was 6.71% (for the quarter ended June 30, 2002) and the lowest quarterly return was (2.94)% (for the quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)

The table on the next page shows the Total Return Bond Fund's average annual total returns and the change in the value of the Lehman Brothers Aggregate Bond Index ("LBA") over various periods ended December 31, 2006. The LBA, an unmanaged index used as a general measure of U.S. fixed income securities, tracks the performance of debt instruments issued by corporations and the U.S. Government and its agencies. For the Class A shares, the periods shown are the one- five- and ten-year periods ended December 31, 2006. For the Class I shares, the periods shown are the one-year, five-year and since inception periods ended December 31, 2006. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                ONE YEAR+      FIVE YEARS+      TEN YEARS (OR SINCE INCEPTION)+
                                                ---------      -----------      -------------------------------
TOTAL RETURN BOND FUND-CLASS A
Return Before Taxes                               4.79%            7.20%                   5.65%
Return After Taxes on Distributions               3.36%            5.59%                   4.09%
Return After Taxes on Distributions and
         Sale of Fund Shares                      3.08%            5.28%                   3.92%

TOTAL RETURN BOND FUND-CLASS I
Return Before Taxes                               5.10%            7.53%                   6.72%**

Lehman Brothers Aggregate Bond Index*             4.33%            5.06%                   6.24%
   Since inception of Class I shares**                                                     6.20%


+ The Fund's average annual total return for the one-year, five-year, ten-year and since inception periods above are net of fee waivers, which are no longer in effect. In addition, the Fund's average annual total return for the one-year, five-year, ten-year and since inception periods above are net of expense reimbursements and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

* The benchmark reflects no deduction for fees, expenses or taxes.

** Inception date for Class I shares is November 17, 1999.

THE FUND'S FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Total Return Bond Fund.


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                     CLASS A SHARES     CLASS I SHARES
Management Fees                                     0.45%              0.45%
Distribution and/or Service (12b-1) Fees            0.25%              None
Other Expenses(1)                                   0.13%              0.11%
Total Annual Fund Operating Expenses                0.83%              0.56%
Less Expense Reimbursement(2)                      (0.14)%            (0.12)%
                                                    -----             ------
Net Expenses                                        0.69%             0.44%
                                                    =====             =====

(1) For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

(2) The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2008, so that the net operating expenses of the Fund based on average net assets are limited to 0.69% and 0.44% of the Class A and Class I shares, respectively (the "Expense Limitation"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the Total Return Bond Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the 1-year period and the first year of the 3-year, 5-year and 10-year periods, as the contractual expense limitation will expire on February 28, 2008, unless renewed by the Adviser and the Fund.

Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:


                                         CLASS A SHARES       CLASS I SHARES
                                         --------------       --------------
                 1 Year                    $   70                 $  45
                 3 Years                   $   251                $  167
                 5 Years                   $   447                $  301
                 10 Years                  $   1,012              $  690

                             GLOBAL HIGH INCOME FUND

INVESTMENT GOAL

The Global High Income Fund seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Global High Income Fund seeks to achieve its goal by normally investing at least 80% of its net assets (including accrued interest, futures positions and borrowings for investment purposes) in a diversified portfolio of high income producing instruments of issuers located throughout the world, including in emerging market countries. These investments may include, but are not limited to, debt securities, debt instruments convertible into common stock, preferred stocks, income trusts, asset-backed securities, structured notes and swaps. These securities may be issued by corporations, banks, governments, government entities and supranational organizations. Normally, the Fund will invest at least 60% of its net assets in securities of U.S. dollar-denominated securities.

The Fund invests in securities of issuers that the Adviser believes exhibit stable to improving credit terms based on an approach to credit analysis that emphasizes industry characteristics and trends, company positioning, and management strategy.

Although the Fund typically invests in below-investment grade securities, it may also invest in investment grade debt, including fixed, variable and floating rate bonds, debentures, notes, and mortgage-backed securities. These securities may be issued by corporations, banks, governments, government entities and supranational organizations. The Fund may use options, forward contracts, swaps and warrants, which are types of derivatives, to increase total return. In addition, the Fund may invest up to 20% of its net assets in global equity securities.

THE KEY RISKS

You could lose money on your investment in the Global High Income Fund, or the Fund could return less than other investments. The main risks of investing in the Fund are listed below.

   o Bond Market Risk: the possibility that the Fund's investments in fixed income securities will lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the creditworthiness of both corporate and government issuers. Generally, fixed income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Longer-term securities are generally more volatile, so that the average maturity or duration of these securities affects risk. The Fund is also subject to the risk that the Fund's holdings may underperform other segments of the fixed income markets or the fixed income markets as a whole. To the extent that the Fund purchases securities with the intent of capital appreciation, the Fund's market risk may be enhanced, but other risks, such as interest rate and income risk generally, will be reduced.

   o Credit Risk: the possibility that an issuer will fail to make timely payments of interest or principal.

        o BELOW INVESTMENT GRADE SECURITIES RISK: Credit risk is particularly significant for debt securities that are rated below investment grade. These debt securities are predominately speculative with respect to the issuer's continuing ability to pay interest or principal. Lower grade securities have less liquidity and higher incidence of default than higher grade securities.

        o GOVERNMENT SPONSORED ENTITIES RISK: The Fund invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

   o Income Risk: the possibility that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.

   o Interest Rate Risk: the possibility that the market value of the debt securities will decline because of rising interest rates.

   o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities may lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.


    o Derivatives Risk: the possibility that the Fund will suffer a loss from its use of options, forward contracts, swaps and warrants, which are forms of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks. More information regarding other risks of derivative instruments is found below under RISKS OF INVESTING IN THE FUNDS.


   o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

   o Emerging Market Risk: Emerging market securities involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. or more established foreign markets. Economic or political instability may cause larger price fluctuations in emerging market securities than other foreign securities.

Further information about these risks is provided in the section GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE


The bar chart below indicates the risks of investing in the Global High Income Fund by showing the performance of the Fund's Class A shares from year to year for the four calendar years since the Fund's inception. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                         GLOBAL HIGH INCOME FUND CLASS A

              [Data below represents bar chart in printed piece.]

         2003            2004          2005          2006
         ----            ----          ----          ----
        26.36%          11.46%        4.40%         11.22%


CALENDAR YEAR


During the period shown in the bar chart, the highest quarterly return was 9.73% (for the quarter ended June 30, 2003) and the lowest quarterly return was (1.76)% (for the quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)


The table on the next page shows the Global High Income Fund's average annual total returns and the change in the value of the Merrill Lynch Global High Yield Constrained Index ("Constrained Index") over different periods ended December 31, 2006. The Constrained Index tracks the performance of certain below investment grade bonds of corporate issuers that are domiciled in countries with a foreign currency long-term debt rating of investment grade (based on a composite of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Rating Service ("S&P")). The Constrained Index includes bonds denominated in U.S. dollars, Canadian dollars, sterling euro (or euro legacy), but excludes all multi-currency denominated bonds. The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                              ONE YEAR+       SINCE INCEPTION+ **
                                                              ---------       -----------------
GLOBAL HIGH INCOME FUND - CLASS A
Return Before Taxes                                            11.22%             12.97%
Return After Taxes on Distributions                             8.59%              9.61%
Return After Taxes on Distributions and Sale of                 7.31%              9.32%
         Fund Shares

GLOBAL HIGH INCOME FUND - CLASS I
Return Before Taxes                                            11.51%             13.44%

Merrill Lynch Global High Yield Constrained Index*             12.19%             13.84%
         Since inception of Class I shares**                                      13.10%


+ The Fund's average annual total return for the one-year and since inception periods above are net of expense reimbursements and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

* The benchmark reflects no deduction for fees, expenses or taxes.

** The Inception date is December 17, 2002 for Class A shares. The Inception date for Class I shares is January 30, 2003.

THE FUND'S FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Global High Income Fund.


ANNUAL FUND OPERATING EXPENSES - (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)                     CLASS A SHARES     CLASS I SHARES
Management Fees                                     0.75%              0.75%
Distribution and/or Service (12b-1) Fees            0.25%              None
Other Expenses(1), (3)                              0.37%              0.35%
Total Annual Fund Operating Expenses(1)             1.37%              1.10%
Less Expense Reimbursement(2)                      (0.37)%            (0.35)%
                                                    -----              -----
Net Expenses                                        1.00%              0.75%
                                                    =====              =====

   (1) Shows the Other Expenses as they would have been if certain expense offset arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2006, taking into consideration the expense offset arrangements were 0.35% and 0.33% for the Class A shares and Class I shares, respectively, and Total Annual Fund Operating Expenses were 1.35% and 1.08% for the Class A shares and Class I shares, respectively.


   (2) The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2008, so that the net annual operating expenses of the Fund based on average net assets are limited to 1.00% and 0.75% of the Class A and Class I shares, respectively (the "Expense Limitation"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.


   (3) For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the Global High Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the 1-year period and the first year of the 3-year, 5-year, and 10-year periods, as the contractual expense limitation will expire on February 28, 2008, unless renewed by the Adviser and the Fund.

Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:


                                          CLASS A SHARES        CLASS I SHARES
                                          --------------        --------------

                    1 Year                    $102                  $77
                    3 Years                   $397                  $315
                    5 Years                   $714                  $572
                   10 Years                   $1,614                $1,309

                               U.S. MICROCAP FUND

INVESTMENT GOAL

The U.S. Microcap Fund seeks to achieve long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the U.S. Microcap Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. micro capitalization or "microcap" companies, as determined at the time of purchase. The micro capitalization equity universe is broadly defined as the lowest capitalized companies in the U.S. equity securities universe. Generally, the Adviser will choose securities of companies within a market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 and/or Russell Microcap Indices. Such definition will be applied at the time of investment and the Fund will not be required to sell a stock because a company has grown outside the market capitalization range of micro capitalization stocks. The Adviser manages the Fund as a core domestic equity product and is not constrained by a particular investment style. The Fund may invest in "growth" or "value" securities and will generally hold the securities of between forty and seventy companies at any given time. Generally, smaller and less-seasoned companies have greater potential for rapid growth.

The Adviser selects stocks by using an active fundamental process, which combines financial analysis with first-hand company meetings and on-site visits to evaluate management teams and their strategies. The Adviser uses a "bottom-up" approach when recommending and selecting securities, focusing on individual stock selection rather than attempting to time the highs and lows of the market or concentrating investments in certain sectors or industries.

The Fund may also  invest  20% of its  total  assets in the  stocks  of  foreign
domiciled   companies   that  are  traded  on  domestic   exchanges  and  larger
capitalization  U.S. stocks.


An investment in the U.S. Microcap Fund may be more suitable for long-term investors who are willing to bear the risk of price fluctuations.

THE KEY RISKS

You could lose money on your investment in the U.S. Microcap Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:

o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

o Smaller Companies Risk: Microcaps are often characterized by being more volatile in price than larger companies, especially over the short term, and such risks become inherent to the Fund. Smaller companies may lack the management experience, financial resources, competitive strengths and product /service depth and diversification of larger companies. In addition to these factors, smaller companies generally have less investment research coverage, lower average daily trading volume, less liquidity, and greater susceptibility to fluctuations in both stock price and company performance when facing particular economic events, market trends, or competitive market factors than larger, more broadly diversified companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. As a result, if the Fund wants to sell a large quantity of a particular holding, it may have to sell at a lower price than the manager prefers, or it may have to sell the holding in smaller quantities over a greater period of time.


o Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investment in derivatives and securities with substantial market and credit risk enhance the Fund's exposure to liquidity risk.

o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.


Further information about these risks is provided in the section GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

The Fund commenced operations on July 24, 2006. Performance history and average total returns will be available for the U.S. Microcap Fund after the Fund has been in operation for one calendar year.

THE FUND'S FEES AND EXPENSES

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the U.S. Microcap Fund.



             ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)       CLASS A SHARES     CLASS I SHARES
Management Fees                                                1.25%             1.25%
Distribution and/or Service (12b-1) Fees                       0.25%             None
Other Expenses(1)                                              3.02%             2.78%
                                                               -----             -----
Total Annual Fund Operating Expenses                           4.52%             4.03%
Less Expense Reimbursement(2)                                 (2.72)%           (2.53)%
Net Expenses                                                   1.80%             1.50%

(1) For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

(2) The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2008, so that the net annual operating expenses of the Fund based on average net assets are limited to the net annualized expense ratio of 1.80% and 1.50% of the average daily net assets of the Class A and Class I shares, respectively (the "Expense Limitation"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the U.S. Microcap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the 1-year period and the first year of the 3-year period as the contractual expense limitation will expire on February 28, 2008, unless renewed by the Adviser and the Fund. Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:


                                  CLASS A SHARES        CLASS I SHARES

1 Year                                $183                   $153
3 Years                               $1,120                 $995

                               U.S. SMALLCAP FUND

INVESTMENT GOAL

The U.S. Smallcap Fund seeks to achieve long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the U.S. Smallcap Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. small-capitalization or "smallcap" companies, as determined at the time of purchase. Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 Index. Such definition will be applied at the time of investment and the Fund will not be required to sell a stock because a company has grown outside the market capitalization range of small-capitalization stocks. The Adviser manages the Fund as a core domestic equity product and is not constrained by a particular investment style. The Fund may invest in "growth" or "value" securities and will generally hold the securities of between forty and seventy companies at any given time. Generally, smaller and less-seasoned companies have greater potential for rapid growth.

The Adviser selects stocks by using an active fundamental process, which combines financial analysis with first-hand company meetings and on-site visits to evaluate management teams and their strategies. The Adviser uses a "bottom-up" approach when recommending and selecting securities, focusing on individual stock selection rather than attempting to time the highs and lows of the market or concentrating investments in certain sectors or industries.

The Fund may invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on domestic exchanges and larger capitalization U.S. stocks.


An investment in the U.S. Smallcap Fund may be more suitable for long-term investors who are willing to bear the risk of price fluctuations.

THE KEY RISKS

You could lose money on your investment in the U.S. Smallcap Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:

o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

o Smaller Companies Risk: Smallcaps are often characterized by being more volatile in price than larger companies, especially over the short term, and such risks become inherent to the Fund. Smaller companies may lack the management experience, financial resources, competitive strengths and product/service depth and diversification of larger companies. In addition to these factors, smaller companies generally have less investment research coverage, lower average daily trading volume, less liquidity, and greater susceptibility to fluctuations in both stock price and company performance when facing particular economic events, market trends, or competitive market factors than larger, more broadly diversified companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. As a result, if the Fund wants to sell a large quantity of a particular holding, it may have to sell at a lower price than the manager prefers, or it may have to sell the holding in smaller quantities over a greater period of time.

o Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investment in derivatives and securities with substantial market and credit risk enhance the Fund's exposure to liquidity risk.

o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.

Further information about these risks is provided in the section GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

The Fund commenced operations on July 24, 2006. Performance history and average total returns will be available for the U.S. Smallcap Fund after the Fund has been in operation for one calendar year.

THE FUND'S FEES AND EXPENSES

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the U.S. Smallcap Fund.


              ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)       CLASS A SHARES     CLASS I SHARES
Management Fees                                               0.95%               0.95%
Distribution and/or Service (12b-1) Fees                      0.25%               None
Other Expenses(1)                                             3.02%               2.73%
                                                              -----               -----
Total Annual Fund Operating Expenses                          4.22%               3.68%
Less Expense Reimbursement(2)                                (2.72)%             (2.48)%
Net Expenses                                                  1.50%               1.20%

(1) For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

(2) The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2008, so that the net annual operating expenses of the Fund based on average net assets are limited to the net annualized expense ratio of 1.50% and 1.20% of the average daily net assets of the Class A and Class I shares, respectively (the "Expense Limitation"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the U.S. Smallcap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the 1-year period and the first year of the 3-year period, as the contractual expense limitation will expire on February 28, 2008, unless renewed by the Adviser and the Fund. Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:


                           CLASS A SHARES       CLASS I SHARES

1 Year                         $153                 $122
3 Years                        $1,033               $896

                                U.S. MIDCAP FUND

INVESTMENT GOAL

The U.S. Midcap Fund seeks to achieve long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the U.S. Midcap Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. mid-capitalization or "midcap" companies, as determined at the time of purchase. Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell Midcap Index. Such definition will be applied at the time of investment and the Fund will not be required to sell a stock because a company has grown outside the market capitalization range of mid-capitalization stocks. The Adviser manages the Fund as a core domestic equity product and is not constrained by a particular investment style. The Fund may invest in "growth" or "value" securities and will generally hold the securities of between forty and seventy companies at any given time. Generally, these companies have less-seasoned management teams but have greater growth potential than larger companies.

The Adviser selects stocks by using an active fundamental process which combines financial analysis with first-hand company meetings and on-site visits to evaluate management teams and their strategies. The Adviser uses a "bottom-up" approach when recommending and selecting securities, focusing on individual stock selection rather than attempting to time the highs and lows of the market or concentrating investments in certain sectors or industries.


The Fund may invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on domestic exchanges and both smaller and larger capitalization U.S. stocks.


An investment in the U.S. Midcap Fund may be more suitable for long-term investors who are willing to bear the risk of price fluctuations.

THE KEY RISKS

You could lose money on your investment in the U.S. Midcap Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below:

o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

o Mid-Sized Companies Risk: Midcaps are often characterized by being more volatile in price than larger companies, especially over the short term, and such risks become inherent to the Fund. Midcap companies may lack the management experience, financial resources, competitive strengths and product/service depth and diversification of larger companies. In addition to these factors, mid-sized companies generally have less investment research coverage, lower average daily trading volume, less liquidity, and greater susceptibility to fluctuations in both stock price and company performance when facing particular economic events, market trends, or competitive market factors than larger, more broadly diversified companies. Midcap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. As a result, if the Fund wants to sell a large quantity of a particular holding, it may have to sell at a lower price than the manager prefers, or it may have to sell the holding in smaller quantities over a greater period of time.

o Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investment in derivatives and securities with substantial market and credit risk enhance the Fund's exposure to liquidity risk.

o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.


Further information about these risks is provided in the section GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

THE FUND'S PERFORMANCE

The Fund commenced operations on July 24, 2006. Performance history and average total returns will be available for the U.S. Midcap Fund after the Fund has been in operation for one calendar year.

THE FUND'S FEES AND EXPENSES

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the U.S. Midcap Fund.


              ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)       CLASS A SHARES      CLASS I SHARES
Management Fees                                               0.80%                0.80%
Distribution and/or Service (12b-1) Fees                      0.25%                None
Other Expenses(1)                                             2.89%                2.66%
                                                              -----                -----
Total Annual Fund Operating Expenses                          3.94%                3.46%
Less Expense Reimbursement(2)                                (2.59)%              (2.41)%
Net Expenses                                                  1.35%                1.05%

(1) For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

(2) The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2008, so that the net annual operating expenses of the Fund based on average net assets are limited to the net annualized expense ratio of 1.35% and 1.05% of the average daily net assets of the Class A and Class I shares, respectively (the "Expense Limitation"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.

EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the U.S. Midcap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the 1-year period and the first year of the 3-year period, as the contractual expense limitation will expire on February 28, 2008, unless renewed by the Adviser and the Fund. Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:


                           CLASS A SHARES        CLASS I SHARES

1 Year                         $137                  $107
3 Years                        $963                  $838

                               U.S. MULTICAP FUND

INVESTMENT GOAL

The U.S. Multicap Fund seeks to achieve long term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES


The principal objective of the U.S. Multicap Fund is to identify and invest in those companies the Adviser believes offer the best long-term capital appreciation potential, irrespective of a company's market capitalization. Under normal circumstances, the U.S. Multicap Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes) in U.S. equity securities and other securities with equity characteristics. The
Adviser manages the Fund as a core domestic equity product and is not constrained by a particular investment style. The Fund may invest in "growth" or "value" securities and will generally hold the securities of between forty and seventy companies at any given time. Generally, smaller and less-seasoned companies have greater potential for rapid growth.

The Adviser selects stocks by using an active fundamental process which combines financial analysis with first-hand company meetings and on-site visits to evaluate management teams and their strategies. The Adviser uses a "bottom-up" approach when recommending and selecting securities, focusing on individual stock selection rather than attempting to time the highs and lows of the market or concentrating investments in certain sectors or industries.


The Fund may invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on domestic exchanges.


THE KEY RISKS

You could lose money on your investment in the U.S. Multicap Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below.

o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for companies in developing industries, which tend to be more vulnerable to adverse developments.

o Smaller Companies Risk: Small capitalization companies are often characterized by being more volatile in price than larger companies, especially over the short term, and such risks become inherent to the Fund. Smaller companies may lack the management experience, financial resources, competitive strengths and product/service depth and diversification of larger companies. In addition to these factors, smaller companies generally have less investment research coverage, lower average daily trading volume, less liquidity, and greater susceptibility to fluctuations in both stock price and company performance when facing particular economic events, market trends, or competitive market factors than larger, more broadly diversified companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. As a result, if the Fund wants to sell a large quantity of a particular holding, it may have to sell at a lower price than the manager prefers, or it may have to sell the holding in smaller quantities over a greater period of time.

o Mid-Sized Companies Risk: Midcaps are often characterized by being more volatile in price than larger companies, especially over the short term, and such risks become inherent to the Fund. Midcap companies may lack the management experience, financial resources, competitive strengths and product/service depth and diversification of larger companies. In addition to these factors, mid-sized companies generally have less investment research coverage, lower average daily trading volume, less liquidity, and greater susceptibility to fluctuations in both stock price and company performance when facing particular economic events, market trends, or competitive market factors than larger, more broadly diversified companies. Midcap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. As a result, if the Fund wants to sell a large quantity of a particular holding, it may have to sell at a lower price than the manager prefers, or it may have to sell the holding in smaller quantities over a greater period of time.

o Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Investment in derivatives and securities with substantial market and credit risk enhance the Fund's exposure to liquidity risk.


o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors.


Further information about these risks is provided in the section GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.



THE FUND'S PERFORMANCE

The Fund commenced operations on July 24, 2006. Performance history and average total returns will be available for the U.S. Multicap Fund after the Fund has been in operation for one calendar year.

THE FUND'S FEES AND EXPENSES

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the U.S. Multicap Fund.


              ANNUAL FUND OPERATING EXPENSES
      (expenses that are deducted from Fund assets)    CLASS A SHARES     CLASS I SHARES
Management Fees                                            0.75%               0.75%
Distribution and/or Service (12b-1) Fees                   0.25%               None
Other Expenses(1)                                          2.87%               2.58%
                                                           -----               -----
Total Annual Fund Operating Expenses                       3.87%               3.33%
Less Expense Reimbursement(2)                             (2.57)%             (2.33)%
Net Expenses                                               1.30%               1.00%

(1) For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

(2) The Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2008, so that the net annual operating expenses of the Fund based on average net assets are limited to the net annualized expense ratio of 1.30% and 1.00% of the average daily net assets of the Class A and Class I shares, respectively (the "Expense Limitation"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.



EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the U.S. Multicap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the 1-year period and the first year of the 3-year period, as the contractual expense limitation will expire on February 28, 2008, unless renewed by the Adviser and the Fund. Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:


                             CLASS A SHARES        CLASS I SHARES

1 Year                           $132                  $102
3 Years                          $944                  $806

                               GLOBAL EQUITY FUND

INVESTMENT GOAL

The Global Equity Fund seeks to maximize total return, principally through capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Global Equity Fund seeks to achieve its objective by normally investing at least 80% of its net assets (including future positions and borrowings for investment purposes) in a diversified portfolio of equity securities of issuers located throughout the world. The Adviser manages the Fund using a core approach and is not constrained by a particular investment tilt (i.e. it may invest in "growth" or "value" securities). The Fund has a bias toward large capitalization companies but may invest in small- or mid- capitalization companies. The Fund focuses on countries with developed markets but may also invest a portion of its assets in securities of issuers located in developing countries, often referred to as emerging markets. The Fund invests in securities denominated in the currencies of a variety of countries, including the U.S. dollar.

The Adviser selects stocks using a fundamental approach adjusted for factors specific to each region. In developed markets (such as the United States, Western Europe, and certain Dollar bloc countries including Australia, New
Zealand and Canada) the stock selection process is primarily bottom-up. The Adviser concentrates on company factors, such as balance sheet metrics, and industry factors, such as the performance of particular industries in similar macroeconomic environments and relative to the broader economy. The Adviser believes that most investment return in developed markets comes from sound, company-specific fundamental research. In emerging markets, the Adviser uses a top-down selection process, focusing on the macroeconomic, liquidity and geopolitical factors of particular areas. The Adviser determines the Fund's exposure to Japan using a combination of bottom-up and top-down analysis. Bottom-up analysis is used to determine specific investments within Japan, but top-down analysis is essential to the determination of country exposure.


The Fund may invest up to 25% of its total assets in the securities of issuers located in emerging markets. Effective March 11, 2007, the Fund may invest up to 35% of its total assets in emerging market securities. The Fund's investment in emerging market securities will remain consistent with its status as a diversified global equity fund. The Fund's exposure to emerging market securities, as of October 31, 2006, was 11.96% of its total assets.


From time to time, the Fund may invest in futures, swaps and warrants, which are types of derivatives, for hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return.

KEY RISKS

You could lose money on your investment in the Global Equity Fund, or the Fund could return less than other investments. Some of the main risks of investing in the Fund are listed below.

   o Stock Market Risk: the possibility that the Fund's investments in equity securities will lose value because of declines in the stock market, regardless of how well the companies in which the Fund invests perform. This risk also includes the risk that the stock price of one or more of the companies in the Fund's portfolio will fall, or fail to increase. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small companies and mid-sized companies in developing industries, which tend to be more vulnerable to adverse developments.


    o Smaller Companies Risk: Small capitalization companies are often characterized by being more volatile in price than larger companies, especially over the short term, and such risks become inherent to the Fund. Smaller companies may lack the management experience, financial resources, competitive strengths and product/service depth and diversification of larger companies. In addition to these factors, smaller companies generally have less investment research coverage, lower average daily trading volume, less liquidity, and greater susceptibility to fluctuations in both stock price and company performance when facing particular economic events, market trends, or competitive market factors than larger, more broadly diversified companies. Smaller company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. As a result, if the Fund wants to sell a large quantity of a particular holding, it may have to sell at a lower price than the manager prefers, or it may have to sell the holding in smaller quantities over a greater period of time.

    o Mid-Sized Companies Risk: Midcaps are often characterized by being more volatile in price than larger companies, especially over the short term, and such risks become inherent to the Fund. Midcap companies may lack the management experience, financial resources, competitive strengths and product/service depth and diversification of larger companies. In addition to these factors, mid-sized companies generally have less investment research coverage, lower average daily trading volume, less liquidity, and greater susceptibility to fluctuations in both stock price and company performance when facing particular economic events, market trends, or competitive market factors than larger, more broadly diversified companies. Midcap company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. As a result, if the Fund wants to sell a large quantity of a particular holding, it may have to sell at a lower price than the manager prefers, or it may have to sell the holding in smaller quantities over a greater period of time.


   o Foreign Investment Risk: the possibility that the Fund's investments in foreign securities will lose value because of currency exchange rate fluctuations, price volatility that may exceed the volatility of U.S. securities, uncertain political conditions, lack of timely and reliable financial information and other factors. These risks are increased for investments in emerging markets. For example, political and economic structures in these less developed countries may be new and changing rapidly, which may cause instability. These securities markets may be less developed. These countries are also more likely to experience high levels of inflation, devaluation or currency devaluations, which could hurt their economic and securities markets.


   o Emerging Market Risk: investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments.

        The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Less extensive legal remedies, difficulties in enforcing favorable legal judgments in foreign courts, and different securities clearance and settlement procedures are issues. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund's assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment. Investments in emerging markets are considered to be speculative and may be highly volatile.

   o Derivatives Risk: the possibility that the Fund will suffer a loss from its use of futures, swaps and warrants, which are forms of derivatives. The primary risk with many derivative instruments is that their use may amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks. More information regarding other risks of derivative instruments is found below under RISKS OF INVESTING IN THE FUNDS.


   o Securities Lending Risk: The main risk when lending portfolio securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

Further information about these risks is provided in the section GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.


THE FUND'S PERFORMANCE

On July 1, 2004, the Global Equity Fund changed its name from The European Warrant Fund, Inc. and converted from a closed-end, non-diversified investment company ("Closed-end Fund") to an open-end, diversified investment company. The Closed-end Fund had a different investment objective strategy and management team in place that employed leverage by investing in European warrants, options and other derivatives. The Closed-end Fund's investment adviser was Julius Baer Securities, Inc., a separate legal entity affiliated with Global Equity Fund's current Adviser. The Global Equity Fund seeks to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. As the Fund's performance might have been different had the current Adviser and investment objective and strategy been in place, performance results below reflect results achieved as an open-end fund from year-to-year. Per share income and capital changes for the last five fiscal year ends

(including results as a Closed-end Fund) are disclosed in the FINANCIAL HIGHLIGHTS. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


                           GLOBAL EQUITY FUND CLASS A

              [Data below represents bar chart in printed piece.]

                  2005            2006
                  ----            ----
                 11.51%          21.03%

                                  CALENDAR YEAR

During the periods shown in the bar chart, the highest quarterly return was 10.65% (for the quarter ended September 30, 2005) and the lowest quarterly return was (2.26)% (for the quarter ended June 30, 2006).


AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2006)


The table on the next page shows the Global Equity Fund's average annual returns and the change in the value of Morgan Stanley Capital International, Inc. ("MSCI") All Country World Index ("MSCI ACWI"). The periods shown are the one-year and since conversion periods ended December 31, 2006. The MSCI ACWI is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. As of June 2006, the MSCI ACWI consisted of 48 developed and emerging market country indices. Effective March 1, 2007, the Fund's benchmark will be changed from the MSCI World Index to the MSCI ACWI. The MSCI ACWI contemplates emerging market securities, which have become a significant part of the Fund's holdings, The index information is intended to permit you to compare the Fund's performance to a broad measure of market performance. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A shares. After-tax returns for Class I shares will differ. The Fund's average annual total returns for five- and ten- years (including performance as a Closed-end Fund) are available upon request by contacting the Transfer Agent at (800) 387-6977. Past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                                            SINCE JULY 1, 2004
                                            ONE YEAR+      (DATE OF OPEN-ENDING)
                                            ---------      ---------------------
                                                           (OR SINCE INCEPTION)+
                                                           ---------------------
GLOBAL EQUITY FUND - CLASS A
Return Before Taxes                          21.03%                19.96%
Return After Taxes on Distributions          21.03%                19.96%
Return After Taxes on Distributions          13.67%                17.28%
         and Sale of Fund Shares

GLOBAL EQUITY FUND - CLASS I
Return Before Taxes                          21.32%                16.63%***

MSCI All Country World Index*                20.95%                17.70%
   Since inception of Class I shares***                            16.50%

MSCI World Index**                           20.07%                16.49%
   Since inception of Class I shares***                            15.47%


+ The Fund's average annual total return for the one year, since open-ending/inception periods above are net of expense reimbursements and/or certain expense offset arrangements. The Fund's average annual total return figures without fee waivers and expense offset arrangements would have been lower.

* The MSCI All Country World Index reflects no deduction for fees, expenses or taxes.


** The MSCI World Index does not reflect any deductions for fees, expenses or taxes. The MSCI World Index is a market capitalization weighted index composed of companies representative of the market structure of developed and emerging market countries in the Americas, Europe/Middle East and Asia/Pacific Regions,

***Inception date for Class I shares is March 14, 2005.

THE FUND'S FEES AND EXPENSES

The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Global Equity Fund.


ANNUAL FUND OPERATING EXPENSES(5)--(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
                                               CLASS A SHARES     CLASS I SHARES
Management Fees                                    0.90%             0.90%
Distribution and/or Service (12b-1) Fees           0.25%             None
Other Expenses(1), (2)                             1.11%             0.98%
Acquired Fund Fees and Expenses(3)                 0.01%             0.01%
                                                   -----             -----
Total Annual Fund Operating Expenses(1), (4)       2.27%             1.89%
Less Expense Reimbursement(5)                     (0.86)%           (0.73)%
                                                   -----             -----
Net Expenses                                       1.41%             1.16%
                                                   =====             =====

   (1) Shows the Other Expenses as they would have been if certain expense offset arrangements had not been in effect. The Other Expenses for the fiscal year ended October 31, 2006 taking into consideration the expense offset arrangements were 1.09% and 0.96% for the Class A shares and Class I shares respectively, and actual Total Annual Fund Operating Expenses were 2.24% and 1.86% for the Class A shares and Class I shares, respectively.

   (2) For all redemptions, if you sell shares and request your money by wire transfer, the Fund reserves the right to impose a $15.00 fee. Your bank may also charge you a fee for receiving wires.

   (3) Represents the approximate fees and expenses indirectly incurred by the Fund as a result of the Fund's investment in the securities of other investment companies during its most recent fiscal year ("Acquired Fund Expenses"). Acquired Fund Expenses are excluded from the Expense Limitation.

   (4) Expenses may not correspond to the ratios of expenses to average net assets shown in the "Financial Highlights" section in this prospectus to the extent Acquired Fund Expenses are included.

   (5) The expenses in the table above reflect the expense limitations currently in effect. Commencing March 1, 2005, the Adviser has contractually agreed to reimburse certain expenses of the Fund through February 28, 2008, so that the net annual operating expenses of the Fund based on average net assets are limited to 1.40% and 1.15% of the Class A and Class I shares, respectively (the "Expense Limitation"). This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The Fund has agreed to repay the Adviser for expenses reimbursed to the Fund provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense
        Limitation. Any such repayment must be made within three years after the year in which the Adviser incurred the expense.



EXAMPLE OF EFFECT OF THE FUND'S OPERATING EXPENSES

The following example is intended to help you compare the cost of investing in the Global Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. While your return may vary, the example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The effect of the contractual expense limitation arrangement between the Adviser and the Fund is only taken into account for the 1-year period and the first year of the 3-year, 5-year, and 10-year periods, as the contractual expense limitation will expire on February 28, 2008, unless renewed by the Adviser and the Fund.

Although your actual returns and expenses may be higher or lower, based on these assumptions your costs would be:


                                        CLASS A SHARES      CLASS I SHARES
                                        --------------      --------------
                 1 Year                    $144                  $118
                 3 Years                   $627                  $523
                 5 Years                   $1,137                $953
                10 Years                   $2,539                $2,152

                              INVESTMENT STRATEGIES


The Funds' principal investment strategies and risks are summarized above in the sections entitled RISK/RETURN SUMMARIES. A more complete description of the Funds' investments and strategies and their associated risks is provided below and in the SAI. The Fund may also invest in other securities and is subject to further restrictions and risks that are described in the SAI.


                            INTERNATIONAL EQUITY FUND

THE FUND'S INVESTMENT GOAL

The International Equity Fund seeks long term growth of capital.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, convertible securities and preferred stocks of foreign issuers of all sizes. Although the Fund will not normally invest in the securities of U.S. issuers, it may make such investments. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.


The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multi-national currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities, in U.S. dollars terms, due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.


The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants but is limited to 5% of total assets in over-the-counter ("OTC") warrants. Equity warrants give the Fund the right to buy securities of a company at a fixed price. Interest rate warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.

The Fund may invest in ADRs, Global          DEPOSITORY RECEIPTS:
Depository   Receipts   (GDRs)  and          Receipts,  typically  issued  by  a
European Depository Receipts (EDRs)          bank or trust company, representing
issued by sponsored or  unsponsored          the    ownership   of    underlying
facilities. ADRs are usually issued          securities  that  are  issued  by a
by  a  U.S.  bank  trust  or  trust          foreign  company  and  held  by the
company   and   traded  on  a  U.S.          bank or trust company.
exchange.  GDRs  may be  issued  by
institutions  located  anywhere  in
the   world   and   traded  in  any
securities market.  EDRs are issued
in Europe  and used in bearer  form
in European markets.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund generally follows a multi-capitalization approach focusing on mid- to large- capitalization companies, but the Fund may also invest in smaller, emerging growth companies. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded OTC.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, domestic or foreign governmental entities, agencies or instrumentalities, or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices.

Direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

When the Fund invests in such fixed income securities it may earn increased investment income (which would subject shareholders to tax liability when distributed) and the Fund would be foregoing market advances or declines to the extent it is not invested in equity markets.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUND - RISKS OF INVESTING IN THE FUNDS.

The Fund may  lend its  portfolio  securities  to  qualified  institutions  on a
short-term  basis.  By  reinvesting  any  cash  collateral   received  in  these
transactions, additional income gains or losses may be realized.

                          INTERNATIONAL EQUITY FUND II

THE FUND'S INVESTMENT GOAL

The International Equity Fund II seeks long term growth of capital.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, convertible securities and preferred stocks of foreign issuers of all sizes. Although the Fund will not normally invest in the securities of U.S. issuers, it may make such investments. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities, in U.S. dollars terms, due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants but is limited to 5% of total assets in OTC warrants. Equity warrants give the Fund the right to buy securities of a company at a fixed price. Interest rate warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.

The Fund may invest in ADRs,  GDRs and    DEPOSITORY RECEIPTS:
EDRs    issued   by    sponsored    or    Receipts,  typically  issued by a bank
unsponsored   facilities.   ADRs   are    or  trust  company,  representing  the
usually issued by a U.S. bank trust or ownership of underlying securities trust company and traded on a U.S. that are issued by a foreign company exchange. GDRs may be issued by and held by the bank or trust company. institutions located anywhere in the world  and  traded  in any  securities
market.  EDRs are issued in Europe and
used  in  bearer   form  in   European
markets.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund primarily will invest in issuers with large- and mid- market capitalization at the time of investment. The Fund will not invest in what the Adviser considers as small-capitalization issuers.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, domestic or foreign governmental entities, agencies or instrumentalities, or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices.


The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government, such as treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

When the Fund invests in such fixed income securities it may earn increased investment income (which would subject shareholders to tax liability when distributed), and the Fund would be foregoing market advances or declines to the extent it is not invested in equity markets.


The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts, swaps, and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUND - RISKS OF INVESTING IN THE FUNDS.

The Fund may  lend its  portfolio  securities  to  qualified  institutions  on a
short-term  basis.  By  reinvesting  any  cash  collateral   received  in  these
transactions, additional income gains or losses may be realized.

                             TOTAL RETURN BOND FUND

THE FUND'S INVESTMENT GOAL

The Total Return Bond Fund seeks to provide total return, which consists of two components: (1) changes in the market value of the Fund's portfolio securities (both realized and unrealized appreciation/depreciation) and (2) income received from its portfolio securities.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve  its goal by    NON-DIVERSIFIED:
investing primarily in a Non-diversified mutual funds, like the non-diversified portfolio of fixed Fund, may invest a larger portion of income securities (generally bonds, their assets in the securities of a debentures and notes) of governmental, smaller number of issuers. supranational and corporate issuers Nevertheless, the Fund will buy no denominated in various currencies, more than 10% of the voting including US dollars. In addition to securities, no more than 10% of the the strategies discussed earlier, the securities of any class and no more Fund may also engage in some or all of than 10% of the debt securities of any the strategies discussed here or in one issuer (other than the U.S.
the SAI.                                  Government,                sovereigns,
                                          supranationals,      agencies      and
                                          securitizations).

The Adviser expects the Fund to have a    DURATION:
duration of approximately plus or Duration takes into account the minus one year relative to the pattern of a security's cash flow over benchmark. Longer-term fixed income time, including the way cash flow is
securities   can  also   have   higher    affected by  prepayments  and interest
fluctuations  in  value.  If the  Fund    rate  changes.   Duration  provides  a
holds such securities, the value of different view of the expected life of the Fund's shares may fluctuate more a security than its maturity, which
in value as well.                         generally measures only the time until
                                          the debt must be repaid.

The Fund may buy fixed income obligations consisting of bonds, debentures and notes issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or political subdivisions, as well as supranational entities organized or supported by several national governments, such as the

International Bank for Reconstruction and Development (the World Bank). The Fund may invest a significant proportion of its assets in mortgage-backed securities. The Fund may purchase debt obligations of U.S. or foreign corporations issued in a currency other than US dollars. The Fund may invest in securities of issuers located in developing countries, often referred to as emerging markets.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund will invest in fixed income securities rated at the time of purchase "Baa3" or better by Moody's or "BBB-" or better by S&P. If a security is downgraded below "Baa3" and "BBB-", the Adviser intends to dispose of the security within a reasonable time period.

The Fund may invest in securities with ratings from a recognized rating agency other than Moody's or S&P if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by Moody's or S&P. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate or an interest rate. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS - RISKS OF INVESTING IN THE FUNDS.

                             GLOBAL HIGH INCOME FUND

THE FUND'S INVESTMENT GOAL

The Global High Income Fund seeks to maximize total return, principally through a high level of current income, and secondarily through capital appreciation.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in high income producing instruments, such as high yield, high risk bonds, which are those bonds rated at the time of purchase below the fourth credit grade (that is, below BBB- by S&P, below Baa3 by Moody's, or below a comparable rating by another nationally recognized statistical rating organization) or unrated bonds determined by the Adviser to be of comparable quality. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities rated in the lowest ratings category or in default.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may purchase both sovereign debt that trades within the country in which it is issued and sovereign debt that is tradable outside of the country of issuance. The Fund may invest in preferred stocks, asset-back securities, debt instruments convertible into common stock, income trusts, and swaps. The Fund may purchase securities denominated in U.S. dollars or foreign currencies.

In addition, the Fund's investments may include: common stocks, mortgage-backed securities, Brady Bonds, when-issued and forward commitment securities, indexed notes, and inflation indexed securities.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

                               U.S. MICROCAP FUND

THE FUND'S INVESTMENT GOAL

The U.S. Microcap Fund seeks to achieve long term growth of capital.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of equity securities of very small U.S. companies. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. micro capitalization or "microcap" companies, as determined at the time of purchase. Such other securities may include, without limitation, preferred stock, convertible stock, ETFs, ADRs, options, warrants and rights. The micro capitalization equity universe is broadly defined as the lowest capitalized companies in the U.S. equity securities universe. Generally, the Adviser will choose securities of companies within a market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 and/or Russell Microcap Indices. Such definition will be applied at the time of investment, and the Fund will not be required to sell a stock because a company has grown outside the market capitalization range of micro capitalization stocks. The Adviser manages the Fund as a core domestic equity product and is not constrained by a particular investment style. The Fund may invest in "growth" or "value" securities and generally will hold the securities of between forty and seventy companies at any given time.

The Fund has a bias toward U.S. micro capitalization stocks. However, it may invest in stocks of foreign domiciled companies that are traded on domestic exchanges and larger capitalization stocks. The Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities.

The Fund may invest in ADRs, issued by    DEPOSITORY RECEIPTS:
sponsored or  unsponsored  facilities.    Receipts,  typically  issued by a bank
                                          or  trust  company,  representing  the
                                          ownership  of  underlying   securities
                                          that are  issued by a foreign  company
                                          and held by the bank or trust company.

ADRs are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange.

The Adviser selects stocks by using an active fundamental process which combines financial analysis with first-hand company meetings and on-site visits to evaluate management teams and their strategies. The Adviser uses a "bottom-up" approach when recommending and selecting securities, focusing on individual stock selection rather than attempting to time the highs and lows of the market or concentrating investments in certain sectors or industries.

The Adviser generally selects companies which the Adviser believes to have emerging or dominant positions in their niche markets. Other considerations include accelerating sales and earning levels above consensus forecasts, estimated above-average growth in revenues and earnings, improving gross or operating margins, operating leverage of their business model, an improving regulatory environment, strengthening industry fundamentals and long term growth potential with manageable levels of debt.

The Fund may use derivative instruments, including futures, options, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

                               U.S. SMALLCAP FUND

THE FUND'S INVESTMENT GOAL

The U.S. Smallcap Fund seeks long term growth of capital.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of equity securities of U.S. small-capitalization companies. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. small-capitalization companies determined at the time of purchase. Such other securities may include, without limitation, preferred stock, convertible stock, ETFs, ADRs, options, warrants and rights. Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 Index. Such definition will be applied at the time of investment, and the Fund will not be required to sell a stock because a company has grown outside the market capitalization range of small-capitalization stocks. The Adviser manages the Fund as a core domestic equity product and is not constrained by a particular investment style. The Fund may invest in "growth" or "value" securities and generally holds between forty to seventy securities at any given time.

The Fund has a bias toward U.S. small-capitalization stocks. However, it may invest in stocks of foreign domiciled companies that are traded on domestic exchanges and larger capitalization stocks. The Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities.

The Fund may invest in ADRs, issued by    DEPOSITORY RECEIPTS:
sponsored or  unsponsored  facilities.    Receipts,  typically  issued by a bank
ADRs are usually issued by a U.S. bank    or  trust  company,  representing  the
trust or trust company and traded on a    ownership  of  underlying   securities
U.S. exchange.                            that are  issued by a foreign  company
                                          and held by the bank or trust company.

The Adviser selects stocks by using an active fundamental process which combines financial analysis with first-hand company meetings and on-site visits to evaluate management teams and their strategies. The Adviser uses a "bottom-up" approach when recommending and selecting securities, focusing on individual stock selection rather than attempting to time the highs and lows of the market or concentrating investments in certain sectors or industries.

The Adviser generally selects securities in companies which the Adviser believes to have emerging or dominant positions in their niche markets. Other considerations include accelerating sales and earnings levels above consensus forecasts, estimated above-average growth in revenues and earning, improving gross or operating margins, operating leverage of their business model, an improving regulatory environment, strengthening industry fundamentals and long term growth potential with manageable levels of debt.

The Fund may use derivative instruments, including futures, options, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

                                U.S. MIDCAP FUND

THE FUND'S INVESTMENT GOAL

The U.S. Midcap Fund seeks to achieve long term growth of capital.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of equity securities of U.S. mid-capitalization companies. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

Under normal circumstances, the Fund invests at least 80% of its net assets (including futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. mid-capitalization companies determined at the time of purchase. Such other securities may include, without limitation, preferred stock, convertible stock, ETFs, ADRs, options, warrants and rights. Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell Midcap Index. Such definition will be applied at the time of investment and the Fund will not be required to sell a stock because a company has grown outside the market capitalization range of mid capitalization stocks. The Adviser manages the Fund as a core domestic equity product and is not constrained by a particular investment style. The Fund may invest in "growth" or "value" securities and will generally hold the securities of between forty and seventy companies at any given time.

The Fund has a bias toward U.S. mid-capitalization stocks. However, it may invest in stocks of foreign domiciled companies that are traded on domestic exchanges and both smaller and larger capitalization stocks. The Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities.

The Fund may invest in ADRs  issued by    DEPOSITORY RECEIPTS:
sponsored or  unsponsored  facilities.    Receipts,  typically  issued by a bank
ADRs are usually issued by a U.S. bank    or  trust  company,  representing  the
trust or trust company and traded on a    ownership  of  underlying   securities
U.S. exchange.                            that are  issued by a foreign  company
                                          and held by the bank or trust company.

The Adviser selects stocks by using an active fundamental process which combines financial analysis with first-hand company meetings and on-site visits to evaluate management teams and their strategies. The Adviser uses a "bottom-up" approach when recommending and selecting securities, focusing on individual stock selection rather than attempting to time the highs and lows of the market or concentrating investments in certain sectors or industries.

The Adviser generally selects securities in companies which the Adviser believes to have emerging or dominant positions in their niche markets. Other considerations include accelerating sales and earning levels above consensus forecasts, estimated above-average growth in revenues and earnings, improving gross or operating margins, operating leverage of their business model, an improving regulatory environment, strengthening industry fundamentals and long term growth potential with manageable levels of debt.

The Fund may use derivative instruments, including futures, options, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

                               U.S. MULTICAP FUND

THE FUND'S INVESTMENT GOAL

The U.S. Multicap Fund seeks to achieve long term growth of capital.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a portfolio of equity securities irrespective of a company's market capitalization. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

The principal objective of the Fund is to identify and invest in those companies the Adviser believes offer the best long-term capital appreciation potential, irrespective of a company's market capitalization. Under normal circumstances, the Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes) in U.S. equity securities and other securities with equity characteristics. Such other securities may include, without limitation, preferred stock, convertible stock, ETFs, ADRs, options, warrants and rights. The Adviser manages the Fund as a core domestic equity product and is not constrained by a particular investment style. The Fund may invest in "growth" or "value" securities and will generally hold the securities of between forty and seventy companies at any given time.

The Fund has a bias toward U.S. stocks. However, it may invest in stocks of foreign domiciled companies that are traded on domestic exchanges. The Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities.

The Fund may invest in ADRs  issued by    DEPOSITORY RECEIPTS:
sponsored or  unsponsored  facilities.    Receipts,  typically  issued by a bank
ADRs are usually issued by a U.S. bank    or  trust  company,  representing  the
trust or trust company and traded on a    ownership  of  underlying   securities
U.S. exchange.                            that are  issued by a foreign  company
                                          and held by the bank or trust company.

The Adviser selects stocks by using an active fundamental process which combines financial analysis with first-hand company meetings and on-site visits to evaluate management teams and their strategies. The Adviser uses a "bottom-up" approach when recommending and selecting securities, focusing on individual stock selection rather than attempting to time the highs and lows of the market or concentrating investments in certain sectors or industries.

The Adviser generally selects securities in companies which the Adviser believes to have emerging or dominant positions in their targeted markets. Other considerations include accelerating sales and earnings levels above consensus forecasts, estimated above-average growth in revenues and earning, improving gross or operating margins, operating leverage of their business model, an improving regulatory environment, strengthening industry fundamentals and long term growth potential with manageable levels of debt.

The Fund may use derivative instruments, including futures, options, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Options differ from futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS-RISKS OF INVESTING IN THE FUNDS.

                               GLOBAL EQUITY FUND

THE FUND'S INVESTMENT OBJECTIVE

The Global Equity Fund seeks to maximize total return, principally through capital appreciation.

THE FUND'S INVESTMENT STRATEGIES

The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks, convertible securities and preferred stocks of global issuers of all sizes. In addition to the strategies discussed earlier, the Fund may also engage in some or all of the strategies discussed here or in the SAI.

The Fund intends to invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in securities denominated in multinational currencies such as the Euro. In an effort to protect the Fund against a decline in the value of portfolio securities, in US dollars terms, due to fluctuations in currency exchange rates, the Adviser may enter into currency hedges that may decrease or offset any losses from such fluctuations.

The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants but is limited to 5% of total assets in OTC warrants. Equity warrants give the Fund the right to buy securities of a company at a fixed price. Interest rate warrants give the Fund the right to buy or sell a specific bond issue or interest rate index at a set price.

DEPOSITORY RECEIPTS:

Receipts, typically issued by a bank or trust company, representing the ownership of underlying securities that are issued by a foreign company and held by the bank or trust company.

The Fund may invest in ADRs, GDRs and EDRs issued by sponsored or unsponsored facilities. ADRs are usually issued by a U.S. bank trust or trust company and traded on a U.S. exchange. GDRs may be issued by institutions located anywhere in the world and traded in any securities market. EDRs are issued in Europe and used in bearer form in European markets.

Most of the purchases and sales made by the Fund will be made in the primary trading market for the particular security. The primary market is usually in the country in which the issuer has its main office. The Fund



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

generally follows a multi- capitalization approach focusing on mid- to largecapitalization companies, but may invest in small- capitalization companies. In addition, the Fund may invest in securities that are sold in private placement transactions between their issuers and their purchasers and that are neither listed on an exchange nor traded OTC.

The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. Government, foreign governments, domestic or foreign governmental entities, agencies or instrumentalities, or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices.

Direct obligations of the U.S. Government, such as treasury bills, notes and bonds, are supported by its full faith and credit. Obligations issued by federal agencies and government-sponsored entities are not backed by the full faith and credit of the U.S. Treasury and may be supported only by the credit of the instrumentality or the right of the issuer to borrow from the U.S. Treasury.

When the Fund invests in such fixed income securities it may earn increased investment income (which would subject shareholders to tax liability when distributed), and the Fund would be foregoing market advances or declines to the extent it is not invested in equity markets.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return. Derivatives involve special risks, which are discussed under GENERAL STRATEGIES APPLICABLE TO THE FUNDS - RISKS OF INVESTING IN THE FUNDS.

                   GENERAL STRATEGIES APPLICABLE TO THE FUNDS

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal.

Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, which may involve higher brokerage commissions and other expenses, and may increase the amount of taxes payable by shareholders.

RISKS OF INVESTING IN THE FUNDS

Please refer to the SAI for a more complete description of these and other risks of investing in the Funds. The Funds to which the risks below currently apply are shown in brackets.

STOCK MARKET RISK. A Fund that invests in common stocks is subject to the risk that stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds. A company's stock performance can be adversely affected by many factors, including general financial market conditions and specific factors related to a particular company or industry. This risk is generally increased for small- and mid-sized companies, or companies in developing industries, which tend to be more vulnerable to adverse developments. [INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY FUND II, GLOBAL HIGH INCOME FUND, U.S. MICROCAP FUND, U.S. SMALLCAP FUND, U.S. MIDCAP FUND, U.S. MULTICAP FUND AND GLOBAL EQUITY FUND]

BOND MARKET RISK. A Fund that invests in debt securities is subject to the risk that fixed income prices in general may lose value because of declines in the bond market. The prices of fixed income securities respond to a variety of economic factors, particularly interest rate changes, as well as to perceptions about the credit worthiness of both corporate and government issuers. Generally fixed income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. [INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY FUND II, TOTAL RETURN BOND FUND, GLOBAL HIGH INCOME FUND AND GLOBAL EQUITY FUND]

INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities. [INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY FUND II, TOTAL RETURN BOND FUND, GLOBAL HIGH INCOME FUND AND GLOBAL EQUITY FUND]

         MORTGAGE-BACKED SECURITIES. A Fund that invests in mortgage-backed securities is subject to the risk that payments from the pool of loans underlying a mortgage-backed security may not be enough to meet the monthly payments of the mortgage-backed security. If this occurs, the mortgage-backed security will lose value. [TOTAL RETURN BOND FUND AND GLOBAL HIGH INCOME FUND]

         PREPAYMENT RISK. Prepayments of mortgages or mortgage foreclosures will shorten the life of the pool of mortgages underlying a mortgage-backed security and will affect the average life of the mortgage-backed security held by the Fund. Mortgage prepayments vary based on several factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other demographic conditions. In periods of falling interest rates, there are usually more prepayments. The reinvestment of cash received from prepayments will, therefore, usually be at a lower interest rate than the original investment, lowering a Fund's yield. Mortgage-backed securities may be less likely to increase in value during periods of falling interest rates than other debt securities. [TOTAL RETURN BOND FUND AND GLOBAL HIGH INCOME FUND]

CREDIT RISK. A Fund that invests in debt securities is subject to the risk that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments. [INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY FUND II, TOTAL RETURN BOND FUND, GLOBAL HIGH INCOME FUND AND GLOBAL EQUITY FUND]

         GOVERNMENT-SPONSORED ENTITIES. Although U.S. Government securities are generally considered to be among the safest type of investments in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("Ginnie Mae"), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others such as Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBS") are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law. [INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY FUND II, TOTAL RETURN BOND FUND, GLOBAL HIGH INCOME FUND AND GLOBAL EQUITY FUND]

         BELOW INVESTMENT-GRADE SECURITIES. Below investment-grade securities are sometimes referred to as junk bonds and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund, which invests in below investment-grade securities, could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of below-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for below-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Below-investment grade securities can also be more difficult to sell for good value. [INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY FUND II, GLOBAL HIGH INCOME FUND, AND GLOBAL EQUITY FUND]

INCOME RISK. A Fund that invests in debt securities is subject to the risk that falling interest rates will cause a Fund's income to decline. Income risk is generally higher for short-term bonds. [INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY FUND II, TOTAL RETURN BOND FUND, GLOBAL HIGH INCOME FUND AND GLOBAL EQUITY FUND]

FOREIGN INVESTMENT RISK. A Fund that invests in foreign securities is subject to risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, limited legal recourse and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets. The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuers' balance of payments, overall debit level, and cash flow from tax or other revenues. [ALL FUNDS]


         EMERGING MARKET RISK. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets, such as Central and Eastern Europe and Russia, may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.

         The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's



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         assets may be uninvested and may not be earning returns.  The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Investments in emerging markets are considered to be speculative and may be highly volatile. [INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY FUND II, TOTAL RETURN BOND FUND, GLOBAL HIGH INCOME FUND AND GLOBAL EQUITY FUND]


         POLITICAL RISK. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under Communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers. [INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY FUND II, TOTAL RETURN BOND FUND, GLOBAL HIGH INCOME FUND AND GLOBAL EQUITY FUND]

DERIVATIVES RISK. Derivatives are used to limit risk in a Fund or to enhance investment return, and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and presents even greater risk of loss when these instruments are leveraged. [ALL FUNDS]

DIVERSIFICATION RISK. The possibility that, as a non-diversified investment company, the Total Return Bond Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers than a diversified



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fund and,  as a result,  may be  subject  to  greater  risk with  respect to its portfolio securities. [TOTAL RETURN BOND FUND]

SECURITIES LENDING RISK. The main risk when lending portfolio securities is that if the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money. [INTERNATIONAL EQUITY FUND, INTERNATIONAL EQUITY FUND II, U.S. MICROCAP FUND, U.S. SMALLCAP FUND, U.S. MIDCAP FUND, U.S. MICROCAP FUND AND GLOBAL EQUITY FUND]

LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. The Fund has the greatest exposure to liquidity risk due to its investments in foreign securities, derivatives, and securities with substantial market and credit risk. [ALL FUNDS]

LEVERAGING RISK. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions. Leverage, including borrowing, may cause the Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's securities. The use of derivatives may also create leveraging risk. To limit such leveraging risk, the Fund observes asset segregation requirements to cover its obligations under derivative instruments. [ALL FUNDS]

SMALL- AND MID- SIZED COMPANIES RISK. Microcaps are often characterized by being more volatile in price than larger companies, especially over the short term, and such risks become inherent to a Fund. Small- and mid- sized companies may lack the management experience, financial resources, competitive strengths and product/service depth and diversification of larger companies. In addition to these factors, small- and mid- sized companies generally have less investment research coverage, lower average daily trading volume, less liquidity, and greater susceptibility to fluctuations in both stock price and company performance when facing particular economic events, market trends, or competitive market factors than larger, more broadly diversified companies. Small- and mid- sized company stocks tend to be bought and sold less often and in smaller amounts than larger company stocks. As a result, if a Fund wants to sell a large quantity of a particular holding, it may have to sell at a lower price than the manager prefers, or it may have to sell the holding in smaller quantities over a greater period of time. [U.S. MICROCAP FUND, U.S. SMALLCAP FUND, U.S. MIDCAP FUND, U.S. MULTICAP FUND AND GLOBAL EQUITY FUND]




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

OTHER POTENTIAL RISKS. Each Fund may take temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment goal. Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment goal, or depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic, political or other conditions. There is an inherent risk in owning portfolio of securities and developing strategies for selling, trading, or purchasing those securities and additional securities. The risk is that other actors in the market, acting in concert or individually, could develop or obtain a listing of a Fund's current portfolio holding and recent trading activity, that information could be used in a way that could negatively affect that Fund's portfolio or the Fund's subsequent portfolio trading activity. In order to minimize this risk, the Fund's have adopted policies and procedures with respect to the disclosure of the Fund's portfolio holdings. [ALL FUNDS]

PORTFOLIO HOLDINGS.

Please see the SAI for a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings. A Fund's top ten holdings as of month-end are available and posted on the Funds' website at http://www.us-funds.juliusbaer.com no earlier than five calendar days after such month's end. This information will remain on the Funds' website, at a minimum, until the following month-end's information is available. Complete portfolio holdings of the Funds, except IEF, IEF II and Global Equity Fund, as of month-end are available and posted on the Funds' website at http://www.us-funds.juliusbaer.com no earlier than the first business day following the next calendar month's end. The complete portfolio holdings information will remain available on the Funds' website until the respective Fund files a Form N-Q or annual or semi-annual report with the Securities and Exchange Commission ("SEC") for the period that includes the date of the information. Complete portfolio holdings of IEF, IEF II and Global Equity Fund as of each of the three month-ends within such Funds' fiscal quarter are available and posted on the Funds' website at http://www.us-funds.juliusbaer.com after IEF, IEF II and Global Equity Fund files its respective Form N-Q or annual or semi-annual report for that particular fiscal quarter with the SEC. The complete portfolio holdings information for IEF, IEF II and Global Equity Fund will remain available on the website until the respective Fund files a subsequent Form N-Q or annual or semi-annual report with the SEC.



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

                              THE FUNDS' MANAGEMENT

INVESTMENT ADVISER


Julius Baer Investment Management LLC ("JBIM" or "Adviser"), located at 330 Madison Avenue, New York, NY 10017, manages each Fund. The Adviser is responsible for running all of the operations of the Funds, except for those that are subcontracted to the custodian, fund accounting agent, transfer agent, distributor and administrator. The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY, 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. ("JBH") of Zurich, Switzerland. (JBH, its subsidiaries and affiliates are referred to as the Julius Baer Group.) As of December 31, 2006, JBIM had assets under management of approximately $53 billion.


Under the advisory agreement for the International Equity Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the first $7.5 billion of average daily net assets of the Fund, 0.88% of the next $2.5 billion of average daily net assets of the Fund and 0.85% of the average daily net assets of the Fund over $10 billion. Under the advisory agreement for the International Equity Fund II, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.90% of the average daily net assets of the Fund.

Under the advisory agreement for the Total Return Bond Fund, the Adviser is entitled to a fee at the annual rate of 0.45% of the average daily net assets of the Fund for providing investment advisory services. The Adviser has currently agreed to reimburse the Fund for expenses that exceed the annual rate of 0.69% and 0.44% of the average daily net assets of the Class A shares and Class I shares, respectively. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to "THE FUND'S FEES AND EXPENSES" table in the "RISK/RETURN SUMMARY" section of this Prospectus for more information regarding the Expense Limitation of the Total Return Bond Fund.

Under the advisory agreement for the Global High Income Fund, the Adviser is entitled to a fee at the annual rate of 0.75% of the average daily net assets of the Fund for providing investment advisory services. The Adviser has currently agreed to reimburse the Fund for expenses that exceed the annual rate of 1.00% and 0.75% of the average daily net assets of the Class A shares and Class I shares, respectively. This arrangement does not



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

cover interest, taxes, brokerage commissions, and extraordinary expenses. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to "THE FUND'S FEES AND EXPENSES" table in the "RISK/RETURN SUMMARY" section of this Prospectus for more information regarding the Expense Limitation of the Global High Income Fund.

Under the advisory agreement for the U.S. Microcap Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 1.25% of the average daily net assets of this Fund. The Adviser has currently agreed to reimburse the U.S. Microcap Fund for expenses that exceed the annualized expense ratio of 1.80% and 1.50% of the average daily net assets of the Class A shares and Class I shares, respectively. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to "THE FUND'S FEES AND EXPENSES" table in the "RISK/RETURN SUMMARY" section of this Prospectus for more information regarding the Expense Limitation of the U.S. Microcap Fund.

Under the advisory agreement for the U.S. Smallcap Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.95% of the average daily net assets of this Fund. The Adviser has currently agreed to reimburse the U.S. Smallcap Fund for expenses that exceed the annualized expense ratio of 1.50% and 1.20% of the average daily net assets of the Class A shares and Class I shares, respectively. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to "THE FUND'S FEES AND EXPENSES" table in the "RISK/RETURN SUMMARY" section of this Prospectus for more information regarding the Expense Limitation of the U.S. Smallcap Fund.

Under the advisory agreement for the U.S. Midcap Fund, the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.80% of the average daily net assets of this Fund. The Adviser has currently agreed to reimburse the U.S. Midcap Fund, for expenses that exceed the annualized expense ratio of 1.35% and 1.05% of the average daily net assets of the Class A shares and Class I shares, respectively. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to "THE FUND'S FEES AND EXPENSES" table in the "RISK/RETURN SUMMARY" section of this Prospectus for more information regarding the Expense Limitation of the U.S. Midcap Fund.



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

Under the advisory agreement for the U.S. Multicap Fund the Adviser is entitled to a fee for providing investment advisory services at the annual rate of 0.75% of the average daily net assets of this Fund. The Adviser has currently agreed to reimburse the U.S. Multicap Fund for expenses that exceed the annualized expense ratio of 1.30% and 1.00% of the average daily net assets of the Class A shares and Class I shares, respectively. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to "THE FUND'S FEES AND EXPENSES" table in the "RISK/RETURN SUMMARY" section of this Prospectus for more information regarding the Expense Limitation of the U.S. Multicap Fund.


Under the advisory agreement for the Global Equity Fund, the Adviser is entitled to a fee at the annual rate of 0.90% of the average daily net assets of the Fund for providing investment advisory services. The Adviser has currently agreed to reimburse the Fund for expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 1.40% and 1.15% of the average daily net assets of the Class A shares and Class I shares, respectively. Under certain circumstances, the Adviser may recapture any amounts reimbursed. Please refer to "THE FEES AND EXPENSES" table in the "RISK/RETURN SUMMARY" section of this Prospectus for more information regarding the Expense Limitation of the Global Equity Fund.


The total fee paid by the Funds for advisory services for the fiscal year ended October 31, 2006 is shown in the table below.


FUND                                    FEE (AS A % OF AVERAGE DAILY NET ASSETS)

International Equity Fund                              0.87%

International Equity Fund II                           0.91%*

Total Return Bond Fund                                 0.33%

Global High Income Fund                                0.47%

Global Equity Fund                                     0.11%

* On February 28, 2007, the Expense Limitation Agreement for International Equity Fund II (the "Fund"), under which the Adviser agreed to reimburse the Fund for expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) that exceed the annual rate of 1.32% and 1.05% of the average daily net assets of the Class A shares and Class I shares, respectively, (the "Expense Limitation") ended. Under this Expense Limitation Agreement, the Fund agreed to repay the Adviser for expenses reimbursed provided that repayment does not cause the Fund's annual operating expenses to exceed the Expense Limitation; the fee above reflects the Fund's repayment to the Adviser.


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

Discussion regarding the Boards' approval of advisory agreements is available in the semi-annual reports for the period ended April 30, 2006 for International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund and in the annual reports for the period ended October 31, 2006 for U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund.

The Adviser or its affiliates may pay from its own resources compensation to investment advisers and others for investor servicing including handling potential investor questions concerning the Fund, assistance in the enhancement of relations and communications between the Fund and investors, assisting in the establishment and maintenance of investor accounts with the Fund and providing such other services that in the Advisers' s view will assist Fund investors in establishing and maintaining a relationship with the Fund. See DISTRIBUTION AND SHAREHOLDER SERVICING PLANS--CLASS A SHARES.

PORTFOLIO MANAGEMENT OF THE FUNDS

The portfolio managers listed below are primarily responsible for the day-to-day management of the respective Fund. For additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager and each portfolio manager's ownership of securities of the Funds they manage, please consult the Funds' SAI.

INTERNATIONAL EQUITY FUND AND INTERNATIONAL EQUITY FUND II

RUDOLPH-RIAD YOUNES, CFA, Senior Vice President and Head of International Equity with JBIM since August 2000, and with the Julius Baer Group since September 1993, has been responsible for management of the International Equity Fund since April 1995. Mr. Younes is primarily responsible for the day-to-day management of the International Equity Fund and serves as lead portfolio manager.

RICHARD PELL, Chief Investment Officer and Senior Vice President with JBIM since August 2000, and with the Julius Baer Group since January 1995, has been responsible for management of the International Equity Fund since April 1995 and has been primarily responsible for management of the Total Return Bond Fund since July 1, 1998. Mr. Pell also is primarily responsible for the day-to-day management of the International Equity Fund.

TOTAL RETURN BOND FUND

DONALD QUIGLEY, CFA, Vice President and Head of Global Fixed Income with JBIM since February 2001, has been co-managing the Total Return Bond Fund with Mr. Pell since August 10, 2001. Prior to joining JBIM, Mr. Quigley served as a U.S. fixed income trader at Chase Asset Management (September 1993 - January 2001). Mr. Quigley is primarily responsible for the day-to-day management of the Total Return Bond Fund and serves as lead portfolio manager.

RICHARD PELL, Chief Investment Officer and Senior Vice President with JBIM since August 2000, and with the Julius Baer Group since January 1995, has been primarily responsible for the co-management of the Total Return Bond Fund since July 1, 1998. Mr. Pell also is primarily responsible for the day-to-day management of the Total Return Bond Fund.

GLOBAL HIGH INCOME FUND

GREG HOPPER, First Vice President with JBIM since June 2002, has been primarily responsible for managing the Global High Income Fund since its inception. Prior to joining the Julius Baer Group in June 2002, Mr. Hopper was a Senior Vice President and High Yield Bond Portfolio Manager at Zurich Scudder Investments (October 2000 - June 2002) and a High Yield Bond Portfolio Manager at Harris Investment Management (July 1999-October 2000) and at Bankers Trust (April 1993-June 1999).

U.S. MICROCAP FUND, U.S. SMALLCAP FUND AND U.S. MIDCAP FUND

SAMUEL A. DEDIO joined Julius Baer Investment Management LLC in 2006 as a Senior Portfolio Manager focusing on U.S. Micro, Small and Mid Cap equities. Prior to this, he spent seven years at Deutsche Asset Management, most recently as Managing Director, Co-Lead Portfolio Manager and Co-Head of U.S. Micro, Small and Mid Cap Investment Management. His previous positions also include Senior Industry Analyst at Ernst & Young, LLP and Equity Analyst with both Evergreen Asset Management and Standard & Poor's Corp. Mr. Dedio received an MS in Accounting from American University's Kogod School of Business and a BA in Business Administration from William Paterson University.

U.S. MULTICAP FUND

SAMUEL A. DEDIO joined Julius Baer Investment Management LLC in 2006 as a Senior Portfolio Manager focusing on U.S. Micro, Small and Mid Cap equities. Prior to this, he spent seven years at Deutsche Asset Management, most recently as Managing Director, Co-Lead Portfolio Manager and Co-Head of U.S. Micro, Small and Mid Cap Investment Management. His previous positions also include Senior Industry Analyst at Ernst & Young, LLP and Equity Analyst with both Evergreen Asset Management and Standard & Poor's Corp. Mr. Dedio received an MS in Accounting from American University's Kogod School of Business and a BA in Business Administration from William Paterson University.


KEITH WALTER, First Vice President of JBIM since 2000 and Vice President of JBIM since 1999, has served as an U.S. Equity and an U.S. Fixed Income portfolio manager and analyst. Prior to joining Julius Baer, Mr. Walter was Assistant Vice President and fixed income portfolio manager at Morgan Stanley and Assistant Treasurer and global fixed income portfolio associate at Bankers Trust Company.

GLOBAL EQUITY FUND

RUDOLPH-RIAD YOUNES, CFA, Senior Vice President and Head of International Equity of JBIM since August 2000, has served in those capacities with the Julius Baer Group since September 1993. He has co-managed the Julius Baer Global Equity Fund since July 1, 2004. Mr. Younes is primarily responsible for the day-to-day management of the Global Equity Fund and is responsible for the Global Equity Fund's foreign investments.

SAMUEL A. DEDIO joined Julius Baer Investment Management LLC in 2006 as a Senior Portfolio Manager focusing on U.S. Micro, Small and Mid Cap equities. Prior to this, he spent seven years at Deutsche Asset Management, most recently as Managing Director, Co-Lead Portfolio Manager and Co-Head of U.S. Micro, Small and Mid Cap Investment Management. His previous positions also include Senior Industry Analyst at Ernst & Young, LLP and Equity Analyst with both Evergreen Asset Management and Standard & Poor's Corp. Mr. Dedio received an MS in Accounting from American University's Kogod School of Business and a BA in Business Administration from William Paterson University.

                             INVESTING IN THE FUNDS

PRICING OF FUND SHARES

Each Fund's share price, also called net asset value ("NAV"), is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange ("NYSE") is open. Each Fund calculates the NAV per share, generally using market prices, by dividing the total value of a Fund's net assets by the number of the shares outstanding. NAV is calculated separately for each Class of the Fund. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in good order by the Funds or their authorized agents. A request is in good order when the Funds or their authorized agents have received a completed application or appropriate instruction along with the intended investment, and any other required documentation in accordance with the Funds' or their authorized agents' procedures. The offering price is the NAV. Each Fund may purchase securities that are primarily listed on foreign exchanges that, due to time zone differences and non-universal holidays, trade on weekends or on other days when the Fund does not price its shares. Therefore, the value of the securities held by the Funds may change on days when shareholders will not be able to purchase or redeem the Funds' shares.

Each Fund's investments are valued based on market value or, if no market value is available, based on fair value as determined through methods approved by the Board. The Board has identified certain circumstances in which the use of fair value pricing method is necessary. In such circumstances, the Board has also approved an independent fair value service for foreign equities, which may provide the fair value price. For options and warrants, a fair value price may be determined using an industry accepted modeling tool. In addition, the Funds' Pricing Committees may determine the fair value price based upon factors that include the type of the security, the initial cost of the security and price quotations from dealers and/or pricing services in similar securities or in similar markets.

All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Boards has determined represents fair value;

o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the mean of the current quoted bid and asked prices; and

o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if a determination is made that an event that is so significant that it may materially affect the value of the Funds' securities (such as changes in U.S. stock market prices or other financial indicators) occurs after the time the value was determined, the Boards or their delegates might adjust the previous closing price to reflect what it believes to be the fair market value as of the Funds' valuation time. This may cause the value of the security on the books of the Funds to be different from the closing value on the non-U.S. exchange and may affect the calculation of a Fund's NAV. Each Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. The Funds may use a fair value pricing service approved by the Board in valuing foreign equities to help alleviate time-zone arbitrage.

SIGNIFICANT EVENTS. The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that materially affects the value of those securities (a "Significant Event") has occurred since the closing prices were established on the domestic or foreign exchange or market, but before the Funds' NAV calculations. Examples of Significant Events include: events that relate to a single issuer or to an entire market sector; significant fluctuations in domestic or foreign markets or other financial indicators; and occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, corporate actions or significant government actions. In such instances, the Funds may determine whether to utilize fair value pricing.

To the extent each Fund invests in other open-end funds, the Fund will calculate its NAV based upon the NAV of the underlying funds in which it invests. The prospectuses of these underlying funds explain the circumstances under which they will use fair value pricing and the effects of such fair value pricing.

Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Funds' NAVs by short-term traders. While the Funds have policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

PURCHASING YOUR SHARES

INTERNATIONAL EQUITY FUND


As of December 31, 2006, International Equity Fund's assets have grown significantly to over $20.1 billion, and the Fund's core strategy limits the capacity for additional assets.


The International Equity Fund is closed to new shareholders (at the account level). This excludes 401(k) plans that have EXISTING investments in the Fund, new plan participants within 401(k) plans that hold positions in the Fund and existing shareholders who may continue to invest.

On August 1, 2005, no new clients were accepted to the International Equity Fund. Registered investment advisers and intermediate model-based platforms are no longer able to introduce new clients. Existing shareholders, however, may continue to invest, and the Fund will recognize new participants within existing 401(k) plans as qualified to purchase shares of the Fund.

|_| INVESTOR ALERTS:

o A Fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including exchanges.

o Shares of the Funds have not been registered for sale outside of the United States and its territories.

You should read this Prospectus carefully and then determine how much you want to invest and which class of shares you should purchase. Check below to find the minimum investment amount required as well as to learn about the various ways you can purchase your shares.

SHARE CLASSES

Each Fund offers two classes of shares: Class A and Class I. The classes receive different services and pay different fees and expenses. Class A shares pay a Rule 12b-1 distribution fee or a shareholder servicing fee. Class I shares do not pay these fees.

Class I shares are offered primarily for direct investment by institutional investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, trusts, banks, brokers, companies and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers' investments in the Funds.

INVESTMENT MINIMUMS

                                              CLASS A(o)                          CLASS I(o)
                                              ----------                          ----------
TYPE OF INVESTMENT           INITIAL INVESTMENT    ADDITIONAL INVESTMENT     INITIAL INVESTMENT
------------------           ------------------    ---------------------     ------------------

Regular account              $1,000                $1,000                    $1,000,000*

Individual Retirement
   Account (IRA)             $100                  No minimum amount         $1,000,000*

Tax deferred retirement
   plan other than an IRA    $500                  No minimum amount         $1,000,000*

(o) Certain related accounts may be aggregated at management's discretion for purposes of meeting the initial minimum investment. Account minimums, whether initial or subsequent, do not apply at the sub-account level for, plan participants of 401k plans, model-based platforms, asset based fee programs, or assets linked to fee based registered investment advisors. Due to the economies of scale that such parties introduce, management considers the entire relationship for the purposes of meeting the investment minimum criteria.

*    There is no minimum subsequent investment for Class I shares.

You may purchase Class I shares only if you meet one of the above-stated criteria under "Share Classes" and you meet the mandatory monetary minimums set forth in the table. If you do not qualify to purchase Class I shares and you request to purchase Class I shares, your request will be treated as a purchase request for Class A shares or declined.

The following investors may purchase Class I shares with no minimum initial investment requirement: Board members and officers of the Funds, the Bank Julius Baer Employees 401(k) Savings Plan and the Bank Julius Baer Co., Ltd. Retirement Plan. The Funds, at their discretion, may waive the minimum initial investment requirements for other categories of investors.

You can invest in Fund shares in the following ways:

THROUGH A BROKER

o You can purchase shares through a broker that has a relationship with Quasar Distributors, LLC ("Quasar" or "Distributor"), the distributor of the Funds' shares. The Distributor is located at 615 East Michigan Street, Milwaukee, WI 53202. If your broker does not have a relationship with Quasar, you may be charged a transaction fee. If the broker does not have a selling group agreement, the broker would need to enter into one before making purchases for its clients.

o If you buy shares through a broker, the broker is responsible for forwarding your order to the Transfer Agent in a timely manner. If you place an order with a broker that has a relationship with the Distributor and/or directly with the Funds by 4:00 p.m. (Eastern time) on a day when the NYSE is open for regular trading, you will receive that day's price and be invested in the Fund on that day.

o As noted above, the Distributor has entered into contractual agreements pursuant to which orders received by your broker before the close of the NYSE will be processed at the NAV determined on that day if received by the Transfer Agent in a timely manner. The Distributor and/or Transfer Agent, through use of selling and service agreements and other measures, will use its best efforts to ensure receipt by the processing organization prior to 4:00 p.m. (Eastern time) and to protect the Funds from prohibited activity by brokers.

o You may also be able to purchase shares through a broker that does not have a direct relationship with the Distributor. Orders from such a broker received by the Transfer Agent by 4:00 p.m. (Eastern time) on a day when the NYSE is open for regular trading will be effected that day. Your broker may charge you a transaction fee. Please discuss any transaction fees with your broker.

o You may add to an account established through any broker either by contacting your broker or directly through the Transfer Agent by using one of the methods below. If you purchase shares through an intermediary, that party is responsible for transmitting your orders to purchase and sell shares.

THROUGH RETIREMENT PLANS


RETIREMENT PLANS. For information about investing in a Fund through a tax-deferred retirement plan, such as an Individual Retirement Account ("IRA"), self-employed retirement plan (H.R.10), a Simplified Employee Pension IRA ("SEP-IRA") or a profit sharing and money purchase plan, an investor should telephone the Transfer Agent at (800) 387-6977 or write to the Transfer Agent at the address shown on the back cover of the Prospectus.


|_| INVESTOR ALERT: You should consult your tax adviser about the establishment of retirement plans.

o You may invest in a Fund through various Retirement Plans. The Funds' shares are designed for use with certain types of tax qualified retirement plans including defined benefit and defined contribution plans.

o Please refer to directions received through your employer's plan, the Transfer Agent or your financial adviser.

Class I shares are not appropriate for IRA accounts other than IRA rollover accounts.

o For further information about any of the plans, agreements, applications and annual fees, contact the Transfer Agent or your financial adviser.

PURCHASES BY MAIL

To make an initial purchase by mail:

o  Complete an Application.
o Mail the Application, together with a check made payable to Julius Baer Investment Funds or Julius Baer Global Equity Fund Inc.:

BY MAIL:                                    BY OVERNIGHT OR EXPRESS MAIL TO:

Julius Baer Funds                           Julius Baer Funds
c/o U.S. Bancorp Fund Services, LLC         c/o U.S. Bancorp Fund Services, LLC
P.O. Box  701                               615 East Michigan Street, 3rd Floor,
Milwaukee, WI 53201-0701                    Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase applications or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Payment should be made in U.S. dollars with checks drawn on a U.S. bank, savings and loan, or credit union. The Funds do not accept third party checks, foreign checks, U.S. Treasury checks, credit card checks, starter checks, money orders, cashier's checks under $10,000, or cash. The Funds are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment. To make a subsequent purchase by mail:


o Subsequent investments may be made in the same manner as an initial purchase, but you need not include an Application. When making a subsequent investment, use the return remittance portion of your most recent confirmation statement, or indicate on the face of your check, the name of the Fund in which the investment is to be made, the exact title of the account, your address, and your Fund account number.


In compliance with the USA Patriot Act of 2001, please note that the Funds' Transfer Agent will verify certain information on your account application as part of the Funds' Anti-Money Laundering Program. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. If we do not have a reasonable belief of the identity of a customer, the account will be rejected or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. Please contact the Funds' Transfer Agent at (800) 387-6977 if you need additional assistance when completing your application.

PURCHASES BY WIRE

To make an initial purchase by wire:

o If you are making an initial investment in a Fund, before you wire funds, please contact the Julius Baer Funds at (800) 387-6977 to make arrangements with a Service Representative to submit your completed application via mail or overnight delivery. Upon receipt of your application, your account will be established and a Service Representative will contact you to provide an account number and wiring instructions. You may then contact your bank to initiate the wire (your bank may charge a fee). Wire funds to:


     U.S. Bank, N.A.,
     777 East Wisconsin Avenue,
     Milwaukee, WI 53202,
     ABA No. 075000022
     Credit U.S. Bancorp Fund Services, LLC,
     DDA No. 112-952-137
     Attn.: Julius Baer Funds, Fund Name
     For: Account Name (Name of Investor) and Account Number.


o The wire must specify the Fund in which the investment is being made, account registration, and account number.

To make a subsequent purchase by wire:

o Before sending your wire, please contact the Julius Baer Funds at (800) 387-6977 to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.


AUTOMATIC INVESTMENT PLAN (AIP)

Once your account has been opened, you may make regular monthly or quarterly investments automatically in amounts of not less than $100 per month in Class A Shares of a Fund. You will need to complete the appropriate section of the application to do this, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payments, the Funds' Transfer Agent will charge a $25 fee to your account. Any request to change or terminate your AIP should be submitted to the Transfer Agent 5 days prior to effective date. Call the Funds at (800) 387-6977 for further information. If you redeem shares purchased via the AIP within 15 days, the Transfer Agent may delay payment until it is assured that the purchase has cleared your account.

PROCESSING ORGANIZATIONS

You may purchase shares of a Fund through a "Processing Organization," (for example, a mutual fund supermarket), which includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Funds and/or JBIM. The Funds have authorized certain Processing Organizations to accept purchase and sale orders on their behalf. Before investing in a Fund through a Processing Organization, you should read any materials provided by the Processing Organization in conjunction with this Prospectus.

When you purchase shares in this way, the Processing Organization may:

o charge a fee for its services;

o act as the shareholder of record of the shares;

o set different minimum initial and additional investment requirements;

o impose other charges and restrictions; and

o designate intermediaries to accept purchase and sale orders on the Funds' behalf.

The Funds consider a purchase or sales order as received when an authorized Processing Organization, or its authorized designee, accepts the order in accordance with the Processing Organization's procedures. These orders will be priced based on a Fund's NAV determined after such order is accepted. The Distributor and/or Transfer Agent, through use of selling and service agreements and other measures, will use its best efforts to ensure receipt by the processing organization prior to 4:00 p.m. (Eastern time) and to protect the Funds from prohibited activity by brokers.

Shares held through a Processing Organization may be transferred into your name following procedures established by your Processing Organization and the Funds. Certain Processing Organizations may receive compensation from the Funds the Adviser or their affiliates. See "DISTRIBUTION AND SHAREHOLDER SERVICING PLANS--CLASS A SHARES."

ADDITIONAL INFORMATION

If your purchase transaction is canceled due to nonpayment or because your check or AIP does not clear, you will be responsible for any loss the Funds or their agents incur and you will be subject to a fee of $25.00. If you are an existing shareholder, shares will be redeemed from other accounts, if necessary, to reimburse the Fund and you will be liable for any losses or fees incurred by the Funds or its agents. In addition, you may be prohibited or restricted from making further purchases.

EXCHANGING YOUR SHARES

EXCHANGE PRIVILEGE

Shareholders of record may exchange shares of a Fund for shares of the appropriate class of any other Fund of the Julius Baer Investment Funds (with the exception of the International Equity Fund, which is limited to exchanges by existing shareholders of this fund) or the Julius Baer Global Equity Fund Inc. on any business day, by contacting the Transfer Agent directly. This exchange privilege may be changed or canceled by the Funds at any time upon 60 days' notice. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. A notary public cannot guarantee signatures. You should submit your written exchange request to the Transfer Agent at the address under "Purchase by Mail." The minimums for purchasing apply for exchanges. Please remember that exercising the exchange privilege consists of two transactions: a sale of shares in one fund and the purchase of shares in another so that there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to market close will be made at that day's closing NAVs. In order to exercise the exchange privilege over the telephone, shareholders need to select this option on their shareholder application. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

The Funds' Purchase Blocking Policy applies to purchases via exchange. See "PURCHASE BLOCKING POLICY" below.

EXCHANGES BY TELEPHONE

To exchange shares by telephone:

o  Call (800) 387-6977.

o  Shares  exchanged  by  telephone  must  adhere  to  the  minimum   investment
requirements.

o Exchange requests received after 4:00 p.m. (Eastern Time) will be processed using the NAV determined on the next business day.

o During periods of unusual economic or market conditions, you may experience difficulty in effecting a telephone exchange. You should follow the procedures for exchanges by mail if you are unable to reach the Funds by telephone, but send your request by overnight courier to: Julius Baer Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

o The telephone exchange procedure may not be used to exchange shares for which certificates have been issued.

To exchange shares by telephone, you must indicate this on the Application. To authorize telephone exchanges after establishing your Fund account, send a signed written request to the Julius Baer Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

EXCHANGES BY MAIL

To exchange shares by mail:

o Send a written request using the procedures for written redemption requests (however, no signature guarantee is required).

o If certificates for the shares being exchanged have been issued, the signed certificates and a completed stock power form must accompany your written request.

o    For further information, call (800) 387-6977.

REDEEMING YOUR SHARES

HOW TO REDEEM SHARES

YOU MAY REDEEM SHARES OF A FUND ON ANY DAY THE NYSE IS OPEN, EITHER DIRECTLY OR THROUGH YOUR FINANCIAL INTERMEDIARY. THE PRICE YOU RECEIVE IS THE NAV PER SHARE NEXT COMPUTED AFTER YOUR REDEMPTION REQUEST IS RECEIVED IN PROPER FORM. REDEMPTION PROCEEDS GENERALLY WILL BE SENT TO YOU ON THE NEXT BUSINESS DAY, BUT NO LATER THAN SEVEN DAYS FOLLOWING REDEMPTION. HOWEVER, IF ANY PORTION OF SHARES REDEEMED REPRESENT AN INVESTMENT MADE BY CHECK, PAYMENT OF THE PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN CLEARED. THIS MAY TAKE UP TO FIFTEEN BUSINESS DAYS FROM THE PURCHASE DATE. ONCE A REDEMPTION REQUEST HAS BEEN PLACED, IT IS IRREVOCABLE AND MAY NOT BE MODIFIED OR CANCELED. REDEMPTION REQUESTS RECEIVED AFTER 4:00 P.M. (EASTERN TIME) WILL BE PROCESSED USING THE NAV PER SHARE DETERMINED ON THE NEXT BUSINESS DAY. BROKERS AND OTHER FINANCIAL INTERMEDIARIES MAY CHARGE A FEE FOR HANDLING REDEMPTION REQUESTS. YOUR RIGHT TO REDEEM YOUR SHARES COULD BE SUSPENDED DURING CERTAIN CIRCUMSTANCES.

REDEEMING SHARES BY MAIL

To redeem shares by mail:

Send a signed letter of instruction to: Julius Baer Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. The letter of instruction should include the Fund Name, Shareholder Name, Account Number, the amount or shares to be redeemed and a signature guarantee if required.

o Additional documentation is required for the redemption of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners.

o Signature guarantees are required for all written requests to redeem shares with a value of more than $50,000 or if the redemption proceeds are to be mailed to an address other than that shown in your account registration. A signature guarantee must be provided by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds' Transfer Agent.

o Payment for the redeemed shares will be mailed to you by check at the address indicated in your account registration.

o For further information, call (800) 387-6977.

REDEEMING SHARES BY TELEPHONE

To redeem shares by telephone:

o Call (800) 387-6977 between the hours of 8:00 a.m. and 7:00 p.m. (Central time) on any business day (i.e., any weekday exclusive of days on which the NYSE is closed). The NYSE is typically closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

o Specify the amount of shares you want to redeem (minimum $500, maximum $50,000)*.

o Provide the account name, as registered with the Funds, and the account number.

o Redemption proceeds either will be (i) mailed to you by check at the address indicated in your account registration, (ii) wired to an account at a commercial bank that you have previously designated or (iii) sent via electronic funds transfer through the Automated Clearing House (ACH) network to your pre-determined bank account. A $15.00 fee is charged to send proceeds by wire. This charge is subject to change without notice. Your bank may charge a fee to receive wired funds. There is no charge to send proceeds by ACH, however, credit may not be available for 2-3 days.

o During periods of unusual economic or market conditions, you may experience difficulty effecting telephone redemption. In that event, you should follow the procedures for redemption by mail, but send your written request by overnight courier to: Julius Baer Funds, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

o The telephone redemption procedure may not be used to redeem shares for which certificates have been issued.

* Special consideration may be given to certain omnibus or retirement accounts.


To redeem shares by telephone, you must indicate this on your Application and choose how the redemption proceeds are to be paid. To authorize telephone redemption after establishing your account, or to change instructions already given, send a signed written request to the Julius Baer Funds c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Signatures may need to be guaranteed by a bank or trust company (not a notary public), a member firm of a domestic stock exchange or by another financial institution whose guarantees are acceptable to the Funds' Transfer Agent. For specific information, call (800) 387-6977. You should allow approximately ten business days for the form to be processed.

Reasonable procedures are used to verify that telephone redemption requests are genuine. These procedures include requiring some form of personal identification and tape recording of conversations. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. The Funds reserve the right to refuse a telephone redemption request, if it is believed advisable to do so. The telephone redemption option may be suspended or terminated at any time without advance notice. Once a telephone transaction has been placed, it cannot be canceled or modified.


If shares have recently been purchased by check (including certified or cashiers check), the payment of redemption proceeds will be delayed until the purchase check has cleared, which may take up to 15 days.

THROUGH THE SYSTEMATIC WITHDRAWAL PLAN ("SWP")

If you have an account value of $10,000 or more in Class A shares of a Fund, you may redeem Class A shares on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal for Class A shares is $500. You may enroll in a SWP by completing the appropriate section on the Application. You may change your payment amount or terminate your participation by contacting the Transfer Agent five days prior to effective date.

SIGNATURE GUARANTEE REQUIRED

For your protection, a signature guarantee is required in the following situations:

o    If ownership is changed on your account

o When redemption proceeds are sent to other than the registered owner(s) at the address of record


o    When establishing or modifying certain services on an account

o If a change of address request was received by the Transfer Agent within the last 15 days

o    Any redemption of shares with a value of more the $50,000


In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.


LOW ACCOUNT BALANCES

The Funds may sell your Class A shares if your account balance falls below $1,000 as a result of redemptions you have made, but not as a result of a reduction in value from changes in the value of the shares. The Funds may exchange your Class I shares for Class A shares of a Fund if your account balance falls below the applicable minimum investment amount for Class I shares as a result of redemptions you have made. The Funds will let you know if your shares are about to be sold or exchanged and you will have 60 days to increase your account balance to more than the minimum to avoid the sale or exchange of your Fund shares.

>> SPECIAL CONSIDERATION: Involuntary sales may result in sale of your Fund shares at a loss or may result in taxable investment gains.

RECEIVING SALE PROCEEDS

Redemption payment will typically be made on the next business day, but no later than the seventh business day, after receipt by the Funds' Transfer Agent of the written or telephone redemption request and, if required, a signature guarantee and any other necessary documents.

REDEMPTIONS IN-KIND

The Funds reserve the right to redeem your shares by giving you securities from the Funds' portfolio under certain circumstances, generally in connection with very large redemptions. See the SAI for further information.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds' Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING

To the extent that the Funds or their agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund's portfolio. For example, such practices may result in a Fund maintaining higher cash balances, using its line of credit to a greater extent, or engaging in more frequent or different portfolio transactions than it otherwise would. Increased portfolio transactions or greater use of the line of credit could correspondingly increase a Fund's operating costs and decrease the Funds' investment performance; maintenance of higher cash balances could result in lower Fund investment performance during periods of rising markets.

In addition, to the extent that a Fund significantly invests in foreign securities traded on markets which may close prior to the time the Fund determines its NAV (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the Funds' valuation time that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Funds' valuation time (referred to as price arbitrage).

High yield bonds (commonly known as junk bonds) often infrequently trade. Due to this fact, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund's portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. The Funds have procedures designed to adjust closing market prices of securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Funds' valuation time. To the extent that a Fund does not accurately value securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Smaller capitalization stocks generally trade less frequently. Certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund's portfolio, particularly in comparison to funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests.

The Funds have procedures designed to adjust (or "fair value") the closing market prices of securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the Funds' valuation time. To the extent that a Fund imperfectly fair values securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage and do not knowingly accommodate frequent purchases and redemptions of Fund shares. The Funds reserve the right to reject without prior notice any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason, including, among other things, the belief that such individual or group trading activity would be harmful or disruptive to a Fund.

The Funds have adopted a "purchase blocking policy" that prohibits a shareholder who has redeemed or exchanged Fund shares having a value of greater than $5,000 from investing in that Fund for 30 calendar days after such transaction. This prohibition will not apply to redemptions or exchanges by shareholders whose shares are held on the books of third-party intermediaries that have not adopted procedures to implement this policy. The Funds will work with intermediaries to develop procedures to implement this policy, or other procedures that the Funds determine are reasonably designed to achieve the objective of the purchase blocking policy. At the time the intermediaries adopted such procedures, shareholders whose accounts are on the books of such intermediaries will be subject to this purchase blocking policy or one that seeks to achieve the objectives of this policy.

Under the purchase blocking policy, the Fund will not prevent certain purchases and will not block certain redemptions, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Although the Funds are not utilizing a round-trip policy, the Funds employ procedures to monitor trading activity on a periodic basis in an effort to detect excessive short-term trading activities. The procedures currently are designed to enable the Funds to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, the Funds have not adopted a particular rule-set for identifying such excessive short-term trading activity. However, as a general matter, the Funds will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder's trading activity.

If excessive trading is detected in an omnibus account, the Funds shall request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. If the Funds determine that the financial intermediary or plan sponsor has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Funds may consider whether to terminate the relationship. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of a Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to a Fund.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading cannot eliminate the possibility that such trading activity in the Funds will occur. See "EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES" in the SAI for further information. The Funds currently do not charge a redemption fee. The Funds reserve the right, however, to impose such a fee or otherwise modify the Policy Regarding Excessive or Short-Term Trading at any time in the future.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS--CLASS A SHARES

Each Fund has adopted a distribution and service plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") for its Class A shares. These plans allow the Funds to pay distribution and other fees for the sale and distribution of its shares and for services provided to holders of Class A shares.

Under the plans, each Fund pays an annual fee of up to 0.25% of the average daily net assets of the Fund that are attributable to Class A shares. Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

PROCESSING ORGANIZATION SUPPORT PAYMENTS AND OTHER ADDITIONAL COMPENSATION ARRANGEMENTS

The financial adviser/Processing Organization through which you purchase your shares may receive all or a portion of Rule 12b-1 distribution and service fees described above. In addition, JBIM or one or more of its affiliates (for purposes of this section only, collectively JBIM), may make additional cash payments from their own resources, to certain Processing Organizations or other third parties as incentives to market the Fund shares or in recognition of their current or prior marketing, transaction processing and/or administrative services support. Such payments may also provide additional compensation to Processing Organizations or other third-parties that currently or in the past have sold, arranged for the sale or assisted in the sale of shares of the Funds. These payments may vary. This compensation from JBIM is not reflected in the fees and expenses listed in the fee table section of this Prospectus.

JBIM may make payments to key Processing Organizations that provide marketing support. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 0.25% of the total net assets of each Fund attributable to the Processing Organization, on an annual basis. In addition, Processing Organizations may offer fund shares through specialized programs such as retirement programs, qualified tuition programs or bank trust programs. JBIM may also make payments for administrative and marketing services provided by a Processing Organization relating to these programs. Payments for these arrangements may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis. To the extent permitted by Securities and Exchange Commission ("SEC") and NASD rules and other applicable laws and regulations, JBIM may pay or allow other promotional incentives or payments to Processing Organizations.

Further details about the payments made by JBIM and the services provided by your Processing Organization are set forth in the SAI. Your Processing
Organization may charge you additional fees or commissions other than those disclosed in this prospectus. You can ask your Processing Organization for information about any payments it receives from JBIM and any services it provides, as well as about fees and/or commissions it charges.

                             DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when income dividends are declared and paid for each Fund.

FUND                                          DIVIDENDS DECLARED AND PAID
----                                          ---------------------------

INTERNATIONAL EQUITY FUND                     ANNUALLY
INTERNATIONAL EQUITY FUND II                  ANNUALLY
TOTAL RETURN BOND FUND                        MONTHLY
GLOBAL HIGH INCOME FUND                       MONTHLY
U.S. MICROCAP FUND                            ANNUALLY
U.S. SMALLCAP FUND                            ANNUALLY
U.S. MIDCAP FUND                              ANNUALLY
U.S. MULTICAP FUND                            ANNUALLY
GLOBAL EQUITY FUND                            ANNUALLY

Distributions of any capital gains earned by a Fund will be made at least annually.


When you open an account, you may specify on your application how you want to receive your distributions. If you later want to change your selection, you may either submit a written request to or call U.S. Bancorp at the address or telephone number shown on the back cover of this prospectus.


Each Fund offers four investment options:

     o Reinvest dividends and capital gain distributions in additional shares of the Fund. If you do not indicate a choice on your application, we will automatically reinvest your dividends and distributions.

     o    Pay  dividends  in  cash,   reinvest  capital  gain  distributions  in
          additional shares of the Fund.

     o    Pay  capital  gain  distributions  in  cash,   reinvest  dividends  in
          additional shares of the Fund.

     o Pay dividends and capital gain distributions in cash. The Funds will automatically reinvest all dividends under $10 in additional shares of the Funds.

Your distribution will be reinvested automatically in additional shares of the Fund in which you have invested, unless you have elected on your original application, or by written instructions filed with the Fund, to have them paid in cash. If you elect to receive dividends in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current NAV. All future distributions will be automatically reinvested in the shares of the Funds. No interest will accrue on amounts represented by uncashed distribution checks.

TAX INFORMATION

DISTRIBUTIONS: Each Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether you choose to reinvest such dividends in additional shares of a Fund or to receive cash.

Any dividend or distribution received by a shareholder on shares of a Fund shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution.

ORDINARY INCOME: Income and short-term capital gains distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS: Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

>> TAX ON SALE OF SHARES: Selling your shares may cause you to incur a taxable gain or loss.

STATEMENTS AND NOTICES: You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Funds and certain distributions paid by the Funds during the prior tax year.

>> SPECIAL TAX CONSIDERATION: You should consult with your tax adviser to address your own tax situation.

                          FINANCIAL HIGHLIGHTS TABLES

The Financial Highlights Tables are intended to help you understand a Fund's financial performance for the past five years or since inception, if shorter. Certain information reflects financial results for a single Fund share. The "Total Return" indicates how much an investment in each respective Fund would have earned or lost, assuming all dividends and distributions had been reinvested.

This information for the year ended October 31, 2006 has been derived from each Fund's Financial Statements that were audited by KPMG LLP ("KPMG"), the Funds' independent registered public accounting firm. You will find KPMG's report and the Funds' financial statements as of October 31, 2006 and for the periods then ended in the Funds' annual reports, which are available upon request.

FINANCIAL HIGHLIGHTS
JULIUS BAER INTERNATIONAL EQUITY FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                    CLASS A
                                                                            --------------------------------------------------


                                                                                                     YEAR ENDED OCTOBER 31,
                                                                                               -------------------------------
                                                                                  2006              2005               2004
                                                                             -------------     -------------     -------------
NET ASSET VALUE, BEGINNING OF YEAR                                            $     34.29       $     28.99       $     24.45
                                                                             -------------     -------------     -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                 (2)            0.50              0.35              0.16
Net realized and unrealized gain (loss) on investments                               9.87              5.98              4.71
                                                                             -------------     -------------     -------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                                      10.37              6.33              4.87
                                                                             -------------     -------------     -------------
LESS DISTRIBUTIONS:
      From net investment income                                                       --             (0.45)            (0.33)
      From net realized gains on investments                                        (1.57)            (0.58)               --
                                                                             -------------     -------------     -------------
TOTAL DISTRIBUTIONS                                                                 (1.57)            (1.03)            (0.33)
                                                                             -------------     -------------     -------------
NET ASSET VALUE, END OF YEAR                                                  $     43.09       $     34.29       $     28.99
                                                                             =============     =============     =============
TOTAL RETURN                                                                       31.20%            22.19%            20.05%
                                                                             =============     =============     =============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                                            $ 9,092,359       $ 7,018,030       $ 3,721,409
Ratio of net investment income to average net assets                                1.28%             1.09%             0.58%
Ratio of expenses to average net assets                               (1)           1.24%             1.32%             1.35%
Ratio of expenses to average net assets                                             1.19%             1.31%             1.32%
PORTFOLIO TURNOVER RATE                                                               62%               57%              100%

                                                                                             CLASS A
                                                                                ------------------------------


                                                                                      YEAR ENDED OCTOBER 31,
                                                                                ------------------------------
                                                                                     2003             2002
                                                                                -------------     ------------
NET ASSET VALUE, BEGINNING OF YEAR                                               $     19.60        $   19.95
                                                                                -------------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                                 (2)               0.24             0.11
Net realized and unrealized gain (loss) on investments                                  4.93            (0.46)
                                                                                -------------     ------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                                          5.17            (0.35)
                                                                                -------------     ------------
LESS DISTRIBUTIONS:
      From net investment income                                                       (0.32)              --
      From net realized gains on investments                                              --               --
                                                                                -------------     ------------
TOTAL DISTRIBUTIONS                                                                    (0.32)              --
                                                                                -------------     ------------
NET ASSET VALUE, END OF YEAR                                                     $     24.45        $   19.60
                                                                                =============     ============
TOTAL RETURN                                                                          26.78%           (1.75)%
                                                                                =============     ============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                                               $ 1,705,074        $ 615,897
Ratio of net investment income to average net assets                                   0.83%            0.49%
Ratio of expenses to average net assets                               (1)              1.37%            1.51%
Ratio of expenses to average net assets                                                1.31%            1.43%
PORTFOLIO TURNOVER RATE                                                                 114%              93%

(1) Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(2)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS
JULIUS BAER INTERNATIONAL EQUITY FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                  CLASS I
                                                                             --------------------------------------------------



                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                                -------------------------------
                                                                                 2006               2005               2004
                                                                            --------------      -------------     -------------
NET ASSET VALUE, BEGINNING OF YEAR                                           $      34.96        $     29.47       $     24.79
                                                                            --------------      -------------     -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               (2)              0.52               0.44              0.23
Net realized and unrealized gain (loss) on investments                              10.15               6.09              4.79
                                                                            --------------      -------------     -------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                                      10.67               6.53              5.02
                                                                            --------------      -------------     -------------
LESS DISTRIBUTIONS:
      From net investment income                                                       --              (0.46)            (0.34)
      From net realized gains on investments                                        (1.66)             (0.58)               --
                                                                            --------------      -------------     -------------
TOTAL DISTRIBUTIONS                                                                 (1.66)             (1.04)            (0.34)
                                                                            --------------      -------------     -------------
NET ASSET VALUE, END OF YEAR                                                 $      43.97        $     34.96       $     29.47
                                                                            ==============      =============     =============
TOTAL RETURN                                                                       31.53%             22.52%            20.39%
                                                                            ==============      =============     =============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                                           $ 11,077,753        $ 8,220,356       $ 3,844,713
Ratio of net investment income to average net assets                                1.29%              1.33%             0.87%
Ratio of expenses to average net assets                             (1)             0.99%              1.05%             1.08%
Ratio of expenses to average net assets                                             0.94%              1.04%             1.05%
PORTFOLIO TURNOVER RATE                                                               62%                57%              100%

                                                                                          CLASS I
                                                                              ------------------------------



                                                                                   YEAR ENDED OCTOBER 31,
                                                                              ------------------------------
                                                                                  2003              2002
                                                                              -------------     ------------
NET ASSET VALUE, BEGINNING OF YEAR                                             $     19.79        $   20.08
                                                                              -------------     ------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                               (2)               0.28             0.21
Net realized and unrealized gain (loss) on investments                                5.05            (0.45)
                                                                              -------------     ------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                                        5.33            (0.24)
                                                                              -------------     ------------
LESS DISTRIBUTIONS:
      From net investment income                                                     (0.33)           (0.05)
      From net realized gains on investments                                            --               --
                                                                              -------------     ------------
TOTAL DISTRIBUTIONS                                                                  (0.33)           (0.05)
                                                                              -------------     ------------
NET ASSET VALUE, END OF YEAR                                                   $     24.79        $   19.79
                                                                              =============     ============
TOTAL RETURN                                                                        27.39%           (1.21)%
                                                                              =============     ============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                                             $ 1,114,010        $ 415,159
Ratio of net investment income to average net assets                                 1.16%            0.99%
Ratio of expenses to average net assets                             (1)              1.08%            1.00%
Ratio of expenses to average net assets                                              1.02%            0.92%
PORTFOLIO TURNOVER RATE                                                               114%              93%


(1) Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(2)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS
JULIUS BAER INTERNATIONAL EQUITY FUND II
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                              CLASS A
                                                                            --------------------------------------

                                                                                YEAR                     PERIOD
                                                                                ENDED                    ENDED
                                                                              OCTOBER 31,              OCTOBER 31,
                                                                                 2006                   2005 (5)
                                                                           -------------             ------------
NET ASSET VALUE, BEGINNING OF YEAR                                            $   10.94                $   10.00
                                                                           -------------             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                      (7)              0.16                    (0.01)
Net realized and unrealized gain on investments                                    2.97                     0.95
                                                                           -------------             ------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                                            3.13                     0.94
                                                                           -------------             ------------
NET ASSET VALUE, END OF YEAR                                                  $   14.07                $   10.94
                                                                           =============             ============
TOTAL RETURN                                                                     28.73%                    9.30% (2)
                                                                           =============             ============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                                            $ 722,531                $ 127,435
Ratio of net investment income to average net assets                              1.25%                   (0.11)%(3)
Ratio of expenses to average net assets                           (1)(6)          1.33% (4)                1.36% (3)(4)
Ratio of expenses to average net assets                                           1.32%                    1.35% (3)
PORTFOLIO TURNOVER RATE                                                             61%                      38% (2)

(1) Expense ratio without taking into consideration any expense reductions related to custody offset arrangement.

(2)  Not annualized.

(3)  Annualized.

(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the annualized operating expense ratios would have been 1.32% and 2.06% for the periods ended October 31, 2006 and October 31, 2005.

(5)  Commenced operations on May 4, 2005.

(6)  On March 1, 2006, the expense cap changed from 1.35% to 1.32%.

(7)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS

JULIUS BAER INTERNATIONAL EQUITY FUND II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          CLASS I
                                                                           -----------------------------------------

                                                                                YEAR                     PERIOD
                                                                                ENDED                    ENDED
                                                                              OCTOBER 31,              OCTOBER 31,
                                                                                 2006                   2005 (5)
                                                                           -------------              ------------
NET ASSET VALUE, BEGINNING OF YEAR                                          $     10.96                $   10.00
                                                                           -------------              -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                             (7)              0.20                       --
Net realized and unrealized gain on investments                                    2.98                     0.96
                                                                           -------------              -----------
TOTAL INCOME FROM INVESTMENT OPERATIONS                                            3.18                     0.96
                                                                           -------------              -----------
NET ASSET VALUE, END OF YEAR                                                    $ 14.14                $   10.96
                                                                           =============              ===========
TOTAL RETURN                                                                     29.11%                    9.60% (2)
                                                                           =============              ===========
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                                          $ 2,439,754                $ 297,617
Ratio of net investment income to average net assets                              1.54%                   (0.01)%(3)
Ratio of expenses to average net assets                           (1)(6)          1.06% (4)                1.09% (3)(4)
Ratio of expenses to average net assets                                           1.05%                    1.08% (3)
PORTFOLIO TURNOVER RATE                                                             61%                      38% (2)

(1) Expense ratio with out taking into consideration any expense reductions related to custody offset arrangement.

(2)  Not annualized.

(3)  Annualized.

(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the annulaized operating expense ratio would have been 1.05% and 1.60% for the periods ended October 31, 2006 and October 31, 2005.

(5)  Commenced operations on May 4, 2005.

(6)  On March 1, 2006, the expense cap changed from 1.08% to 1.05%.

(7)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS
JULIUS BAER TOTAL RETURN BOND FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                                  CLASS A
                                                                 ----------------------------------------------------------------



                                                                                              YEAR ENDED OCTOBER 31,
                                                                                -------------------------------------------------
                                                                    2006           2005           2004        2003       2002 (1)
                                                                -----------     ----------     ---------   ----------   ---------
NET ASSET VALUE, BEGINNING OF YEAR                               $   13.33       $  13.37      $  13.34     $  12.55     $ 12.10
                                                                -----------     ----------     ---------   ----------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                     (4)         0.56           0.42          0.37         0.30        0.44
Net realized and unrealized gain on investments                       0.07           0.10          0.35         0.92        0.49
                                                                -----------     ----------     ---------   ----------   ---------
TOTAL INCOME FROM INVESTMENT OPERATIONS                               0.63           0.52          0.72         1.22        0.93
                                                                -----------     ----------     ---------   ----------   ---------
LESS DISTRIBUTIONS:
      From net investment income                                     (0.77)         (0.46)        (0.46)       (0.32)      (0.47)
      From net realized gains on investments                         (0.11)         (0.10)        (0.23)       (0.11)         --
      From capital (Note 2)                                             --             --            --           --       (0.01)
                                                                -----------     ----------     ---------   ----------   ---------
TOTAL DISTRIBUTIONS                                                  (0.88)         (0.56)        (0.69)       (0.43)      (0.48)
                                                                -----------     ----------     ---------   ----------   ---------
NET ASSET VALUE, END OF YEAR                                     $   13.08       $  13.33      $  13.37     $  13.34     $ 12.55
                                                                ===========     ==========     =========   ==========   =========
TOTAL RETURN                                                         4.98%          3.93%         5.50%        9.83%       7.86%
                                                                ===========     ==========     =========   ==========   =========
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                               $ 103,732       $ 68,223      $ 58,823     $ 63,449    $ 33,858
Ratio of net investment income to average net assets                 4.32%          3.11%         2.79%        2.24%       3.65%
Ratio of expenses to average net assets                   (2)        0.69%          0.78%         1.17%        1.16%       1.28%
Ratio of expenses to average net assets                              0.69% (3)      0.77% (3)     1.17%        1.16%       1.28% (3)
PORTFOLIO TURNOVER RATE                                               411%           202%           69%         160%        156%


(1) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.63% to 3.65%. Per share data and ratios for the periods prior to November 1, 2002 have not been restated to reflect this change in presentation.

(2) Expense ratio without taking into consideration any reductions related to custody offset arrangement.

(3) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratios would have been 0.83%, 0.93% and 1.38%for the periods ended October 31, 2006, 2005 and 2002, respectively.

(4)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS
JULIUS BAER TOTAL RETURN BOND FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                                                               CLASS I
                                                                 ----------------------------------------------------------------


                                                                                              YEAR ENDED OCTOBER 31,
                                                                               --------------------------------------------------
                                                                   2006            2005          2004         2003       2002 (1)
                                                                -----------    -----------    ----------   ----------   ---------
NET ASSET VALUE, BEGINNING OF YEAR                               $   13.38      $   13.41      $  13.37     $  12.56     $ 12.07
                                                                -----------    -----------    ----------   ----------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                      (4)        0.60           0.47          0.41         0.37        0.48
Net realized and unrealized gain on investments                       0.07           0.08          0.34         0.89        0.50
                                                                -----------    -----------    ----------   ----------   ---------
TOTAL INCOME FROM INVESTMENT OPERATIONS                               0.67           0.55          0.75         1.26        0.98
                                                                -----------    -----------    ----------   ----------   ---------
LESS DISTRIBUTIONS:
      From net investment income                                     (0.82)         (0.48)        (0.48)       (0.34)      (0.48)
      From net realized gains on investments                         (0.11)         (0.10)        (0.23)       (0.11)         --
      From capital (Note 2)                                             --             --            --           --       (0.01)
                                                                -----------    -----------    ----------   ----------   ---------
TOTAL DISTRIBUTIONS                                                  (0.93)         (0.58)        (0.71)       (0.45)      (0.49)
                                                                -----------    -----------    ----------   ----------   ---------
NET ASSET VALUE, END OF YEAR                                     $   13.12      $   13.38      $  13.41     $  13.37     $ 12.56
                                                                ===========    ===========    ==========   ==========   =========
TOTAL RETURN                                                         5.25%          4.10%         5.82%       10.19%       8.41%
                                                                ===========    ===========    ==========   ==========   =========
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                               $ 399,187      $ 141,145      $ 31,862     $ 14,188     $ 1,167
Ratio of net investment income to average net assets                 4.64%          3.50%         3.08%        2.50%       4.00%
Ratio of expenses to average net assets                    (2)       0.44%          0.47%         0.88%        0.90%       0.85%
Ratio of expenses to average net assets                              0.44% (3)      0.47% (3)     0.88%        0.89%       0.85% (3)
PORTFOLIO TURNOVER RATE                                               411%           202%           69%         160%        156%


(1) The Fund has adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began using the interest method to amortize premiums on fixed-income securities. The effect of this change for the year ended October 31, 2002 was to increase net investment income per share by $0.002, decrease net realized and unrealized gains per share by $0.002 and increase the ratio of net investment income to average net assets from 3.98% to 4.00%. Per share data and ratios for the periods prior to November 1, 2002 have not been restated to reflect this change in presentation.

(2) Expense ratio without taking into consideration any reductions related to custody offset arrangement.

(3) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratios would have been 0.56%, 0.65% and 0.95% for periods ended October 31, 2006, 2005 and 2002, respectively.

(4)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS
JULIUS BAER GLOBAL HIGH INCOME FUND (FORMERLY THE JULIUS BAER
GLOBAL HIGH YIELD BOND FUND)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                             CLASS A
                                                                      ---------------------------------------------------------

                                                                                                                     PERIOD
                                                                                     YEAR ENDED OCTOBER 31,           ENDED
                                                                                   -------------------------       OCTOBER 31,
                                                                        2006          2005            2004          2003 (1)
                                                                     ----------    ----------     ----------      -----------
NET ASSET VALUE, BEGINNING OF YEAR                                    $  11.93      $  12.07       $  11.43         $  10.00
                                                                     ----------    ----------     ----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                        (2)          0.68          0.73           0.70             0.64
Net realized and unrealized gain (loss) on investments                    0.43         (0.01)          0.72             1.37
                                                                     ----------    ----------     ----------      -----------
TOTAL INCOME FROM INVESTMENT OPERATIONS                                   1.11          0.72           1.42             2.01
                                                                     ----------    ----------     ----------      -----------
LESS DISTRIBUTIONS:
      From net investment income                                         (1.17)        (0.71)         (0.71)           (0.58)
      From net realized gains on investments                             (0.88)        (0.15)         (0.07)              --
                                                                     ----------    ----------     ----------      -----------
TOTAL DISTRIBUTIONS                                                      (2.05)        (0.86)         (0.78)           (0.58)
                                                                     ----------    ----------     ----------      -----------
NET ASSET VALUE, END OF YEAR                                          $  10.99      $  11.93       $  12.07         $  11.43
                                                                     ==========    ==========     ==========      ===========
TOTAL RETURN                                                            10.49%         6.15%         12.87%           20.57% (6)
                                                                     ==========    ==========     ==========      ===========
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                                    $ 45,930      $ 36,166       $ 45,164         $ 28,195
Ratio of net investment income to average net assets                     6.16%         6.01%          5.97%            6.71% (3)
Ratio of expenses to average net assets                      (4)(7)      1.10%         1.28%          1.24%            1.26% (3)
Ratio of expenses to average net assets                      (7)         1.08% (5)     1.25% (5)      1.25%            1.25% (3)(5)
PORTFOLIO TURNOVER RATE                                                    96%           99%            93%              83% (6)

(1)  Class A shares  commenced  operations  on December 17,  2002.

(2)  Based on average shares outstanding during the period.

(3)  Annualized.

(4)  Expense  ratio without  taking into  consideration  any expense  reductions
     related  to  custody  offset   arrangement  and  reimbursement  of  expense
     previously assumed by the Fund's investment advisor.

(5) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expenses ratios would have been 1.35%, 1.30% and 1.95% for the periods ended October 31, 2006, October 31, 2005 and October 31, 2003.

(6)  Not annualized.

(7)  On March 1, 2006, the expense cap changed from 1.25% to 1.00%.

FINANCIAL HIGHLIGHTS
JULIUS BAER GLOBAL HIGH INCOME FUND (FORMERLY THE JULIUS BAER
GLOBAL HIGH YIELD BOND FUND)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                            CLASS I
                                                                     ---------------------------------------------------------

                                                                                                                     PERIOD
                                                                                     YEAR ENDED OCTOBER 31,           ENDED
                                                                                   -------------------------       OCTOBER 31,
                                                                        2006          2005            2004          2003 (1)
                                                                     ----------    ----------     ----------      -----------
NET ASSET VALUE, BEGINNING OF YEAR                                    $  11.61      $ 12.01        $  11.36        $  10.00
                                                                     ----------    ---------      ----------      ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                         (2)         0.70         0.78            0.73            0.57
Net realized and unrealized gain (loss) on investments                    0.40        (0.05)           0.72            1.35
                                                                     ----------    ---------      ----------      ----------
TOTAL INCOME FROM INVESTMENT OPERATIONS                                   1.10         0.73            1.45            1.92
                                                                     ----------    ---------      ----------      ----------
LESS DISTRIBUTIONS:
      From net investment income                                         (1.17)       (0.98)          (0.73)          (0.56)
      From net realized gains on investments                             (0.88)       (0.15)          (0.07)             --
                                                                     ----------    ---------      ----------      ----------
TOTAL DISTRIBUTIONS                                                      (2.05)       (1.13)          (0.80)          (0.56)
                                                                     ----------    ---------      ----------      ----------
NET ASSET VALUE, END OF YEAR                                          $  10.66      $ 11.61        $  12.01        $  11.36
                                                                     ==========    =========      ==========      ==========
TOTAL RETURN                                                            10.76%        6.37%          13.28%          19.66% (6)
                                                                     ==========    =========      ==========      ==========
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                                    $ 35,100      $ 7,586        $ 45,636        $ 20,839
Ratio of net investment income to average net assets                     6.61%        6.47%           6.24%           6.91% (3)
Ratio of expenses to average net assets                       (4)(7)     0.81%        1.03%           0.97%           1.02% (3)
Ratio of expenses to average net assets                       (7)        0.79% (5)    1.00% (5)       1.00%           1.00% (3)(5)
PORTFOLIO TURNOVER RATE                                                    96%          99%             93%             83% (6)


(1)  Class I shares commenced operations on January 30, 2003.

(2)  Based on average shares outstanding during the period.

(3)  Annualized.

(4)  Expense  ratio without  taking into  consideration  any expense  reductions
     related  to  custody  offset   arrangement  and  reimbursement  of  expense
     previously assumed by the Fund's investment advisor.

(5) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such an action not been taken, the operating expense ratios would have been 1.08%, 1.04% and 1.41% for the periods October 31, 2006, October 31, 2005 and October 31, 2003.

(6)  Not annualized.

(7)  On March 1, 2006, the expense cap changed from 1.00% to 0.75%.

FINANCIAL HIGHLIGHTS
JULIUS BAER U.S. MICROCAP FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS A
                                                             -------------

                                                                 PERIOD
                                                                 ENDED
                                                               OCTOBER 31,
                                                                2006 (1)
                                                             ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $   10.00
                                                             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                   (5)          (0.03)
Net realized and unrealized gain on investments                     1.29
                                                             ------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                             1.26
                                                             ------------
NET ASSET VALUE, END OF PERIOD                                 $   11.26
                                                             ============
TOTAL RETURN                                                      12.60% (2)
                                                             ============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000'S)                           $   2,955
Ratio of net investment loss to average net assets                (0.99)%(3)
Ratio of expenses to average net assets                            1.80% (3)(4)
PORTFOLIO TURNOVER RATE                                              19% (2)

(1)  Commenced operations on July 24, 2006.

(2)  Not annualized.

(3)  Annualized.

(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 4.52% for the period ended October 31, 2006.

(5)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS
JULIUS BAER U.S. MICROCAP FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS I
                                                              -------------

                                                                  PERIOD
                                                                  ENDED
                                                                OCTOBER 31,
                                                                 2006 (1)
                                                              ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.00
                                                              ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                    (5)          (0.02)
Net realized and unrealized gain on investments                      1.29
                                                              ------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                              1.27
                                                              ------------
NET ASSET VALUE, END OF PERIOD                                 $    11.27
                                                              ============
TOTAL RETURN                                                       12.60% (2)
                                                              ============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000'S)                           $    2,816
Ratio of net investment loss to average net assets                 (0.69)%(3)
Ratio of expenses to average net assets                             1.50% (3)(4)
PORTFOLIO TURNOVER RATE                                               19% (2)


(1)  Commenced operations on July 24, 2006.

(2)  Not annualized.

(3)  Annualized.

(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 4.03% for the period ended October 31, 2006.

(5)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS
JULIUS BAER U.S. SMALLCAP FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS A
                                                              -------------

                                                                  PERIOD
                                                                  ENDED
                                                                OCTOBER 31,
                                                                 2006 (1)
                                                              ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.00
                                                              ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss                                    (5)          (0.01)
Net realized and unrealized gain on investments                      1.11
                                                              ------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                              1.10
                                                              ------------
NET ASSET VALUE, END OF PERIOD                                 $    11.10
                                                              ============
TOTAL RETURN                                                       11.00% (2)
                                                              ============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000'S)                           $    2,807
Ratio of net investment loss to average net assets                 (0.29)%(3)
Ratio of expenses to average net assets                             1.50% (3)(4)
PORTFOLIO TURNOVER RATE                                               13% (2)

(1)  Commenced operations on July 24, 2006.

(2)  Not annualized.

(3)  Annualized.

(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 4.22% for the period ended October 31, 2006.

(5)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS
JULIUS BAER U.S. SMALLCAP FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS I
                                                             -------------

                                                                 PERIOD
                                                                 ENDED
                                                               OCTOBER 31,
                                                                2006 (1)
                                                             ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    10.00
                                                             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 (5)             --
Net realized and unrealized gain on investments                     1.11
                                                             ------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                             1.11
                                                             ------------
NET ASSET VALUE, END OF PERIOD                                $    11.11
                                                             ============
TOTAL RETURN                                                      11.10% (2)
                                                             ============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000'S)                          $    2,777
Ratio of net investment income to average net assets               0.01% (3)
Ratio of expenses to average net assets                            1.20% (3)(4)
PORTFOLIO TURNOVER RATE                                              13% (2)


(1)  Commenced operations on July 24, 2006.

(2)  Not annualized.

(3)  Annualized.

(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 3.68% for the period ended October 31, 2006.

(5)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS
JULIUS BAER U.S. MIDCAP FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                   CLASS A
                                                              -------------

                                                                  PERIOD
                                                                  ENDED
                                                                OCTOBER 31,
                                                                 2006 (1)
                                                              ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.00
                                                              ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                   (5)          0.01
Net realized and unrealized gain on investments                      1.04
                                                              ------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                              1.05
                                                              ------------
NET ASSET VALUE, END OF PERIOD                                 $    11.05
                                                              ============
TOTAL RETURN                                                       10.50% (2)
                                                              ============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000'S)                           $    2,887
Ratio of net investment income to average net assets                0.52% (3)
Ratio of expenses to average net assets                             1.35% (3)(4)
PORTFOLIO TURNOVER RATE                                               11% (2)

(1)  Commenced operations on July 24, 2006.

(2)  Not annualized.

(3)  Annualized.

(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 3.94% for the period ended October 31, 2006.

(5)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS
JULIUS BAER U.S. MIDCAP FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                 CLASS I
                                                              -------------

                                                                  PERIOD
                                                                  ENDED
                                                                OCTOBER 31,
                                                                 2006 (1)
                                                              ------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $    10.00
                                                              ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  (5)           0.01
Net realized and unrealized gain on investments                      1.05
                                                              ------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                              1.06
                                                              ------------
NET ASSET VALUE, END OF PERIOD                                 $    11.06
                                                              ============
TOTAL RETURN                                                       10.60% (2)
                                                              ============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000'S)                           $    2,765
Ratio of net investment income to average net assets                0.22% (3)
Ratio of expenses to average net assets                             1.05% (3)(4)
PORTFOLIO TURNOVER RATE                                               11% (2)


(1)  Commenced operations on July 24, 2006.

(2)  Not annualized.

(3)  Annualized.

(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 3.46% for the period ended October 31, 2006.

(5)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS
JULIUS BAER U.S. MULTICAP FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS A
                                                             -------------

                                                                 PERIOD
                                                                 ENDED
                                                               OCTOBER 31,
                                                                2006 (1)
                                                             ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    10.00
                                                             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                 (5)             --
Net realized and unrealized gain on investments                     1.10
                                                             ------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                             1.10
                                                             ------------
NET ASSET VALUE, END OF PERIOD                                $    11.10
                                                             ============
TOTAL RETURN                                                      11.00% (2)
                                                             ============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000'S)                          $    2,780
Ratio of net investment loss to average net assets                (0.03)%(3)
Ratio of expenses to average net assets                            1.30% (3)(4)
PORTFOLIO TURNOVER RATE                                              15% (2)

(1)  Commenced operations on July 24, 2006.

(2)  Not Annualized.

(3)  Annualized.

(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expenses ratio would have been 3.87% for the period ended October 31, 2006.

(5)  Amount was less than $0.01per share.

FINANCIAL HIGHLIGHTS
JULIUS BAER U.S. MULTICAP FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                CLASS I
                                                             -------------

                                                                 PERIOD
                                                                 ENDED
                                                               OCTOBER 31,
                                                                2006 (1)
                                                             ------------
NET ASSET VALUE, BEGINNING OF PERIOD                          $    10.00
                                                             ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                  (5)          0.01
Net realized and unrealized gain on investments                     1.10
                                                             ------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                             1.11
                                                             ------------
NET ASSET VALUE, END OF PERIOD                                $    11.11
                                                             ============
TOTAL RETURN                                                      11.10% (2)
                                                             ============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF PERIOD (IN 000'S)                          $    2,778
Ratio of net investment income to average net assets               0.27% (3)
Ratio of expenses to average net assets                            1.00% (3)(4)
PORTFOLIO TURNOVER RATE                                              15% (2)


(1)  Commenced operations on July 24, 2006.

(2)  Not Annualized.

(3)  Annualized.

(4) The net expenses of the Fund reflect a waiver of fees by the Fund's investment advisor. Had such action not been taken, the operating expense ratio would have been 3.33% for the period ended October 31, 2006.

(5)  Based on average shares outstanding during the period.

FINANCIAL HIGHLIGHTS
JULIUS BAER GLOBAL EQUITY FUND (8)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                              CLASS A
                                                                     -------------------------------------------------------------

                                                                                                      APRIL 01,
                                                                                                        2004
                                                                        YEAR ENDED OCTOBER 31,         THROUGH        YEAR ENDED
                                                                     --------------------------      OCTOBER 31,       MARCH 31
                                                                         2006         2005 (7)        2004 (7)         2004 (7)
                                                                     ----------      ----------      ----------       ----------
NET ASSET VALUE, BEGINNING OF YEAR                                    $  31.45        $  26.90        $  25.30         $  24.10
                                                                     ----------      ----------      ----------       ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                (2)           0.23            0.21           (0.30)           (0.80)
Net realized and unrealized gain (loss) on investments                    6.55            4.36            1.90             2.00
                                                                     ----------      ----------      ----------       ----------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                            6.78            4.57            1.60             1.20
                                                                     ----------      ----------      ----------       ----------
LESS DISTRIBUTIONS:
      From net investment income                                            --           (0.02)             --               --
                                                                     ----------      ----------      ----------       ----------
TOTAL DISTRIBUTIONS                                                         --           (0.02)             --               --
                                                                     ----------      ----------      ----------       ----------
NET ASSET VALUE, END OF YEAR                                          $  38.23        $  31.45        $  26.90         $  25.30
                                                                     ==========      ==========      ==========       ==========
MARKET VALUE, END OF YEAR                                   (8)       $     --        $     --        $     --         $ 23.600
                                                                     ==========      ==========      ==========       ==========
TOTAL RETURN                                                            21.56%          17.00%           6.32% (5)       19.80%
                                                                     ==========      ==========      ==========       ==========
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                                    $ 29,852        $ 34,608        $ 24,688         $ 36,930
Ratio of net investment income to average net assets                     0.65%           0.71%         (1.80)% (4)      (3.25)%
Ratio of expenses to average net assets                     (1)          1.42%           1.51%           2.37% (4)(6)     3.31%
Ratio of expenses to average net assets                     (1)(3)       1.40%           1.50%           2.30% (4)(6)     3.25%
PORTFOLIO TURNOVER RATE                                                   162%            118%            204% (5)         605%

(1)  The net expenses of the Fund reflect a waiver of fees by the
     Fund's investment advisor. Had such an action not been taken, the operating expenses ratios would have been:
     Ratio of expenses to average net assets (3)                         2.24%           2.98%           3.73%            3.50%
     Ratio of expenses to average net assets                             2.26%           2.99%           3.80%            3.56%

                                                                                 CLASS A
                                                                       ----------------------------



                                                                            YEAR ENDED MARCH 31,
                                                                         --------------------------
                                                                          2003 (7)         2002 (7)
                                                                         ----------      ----------
NET ASSET VALUE, BEGINNING OF YEAR                                        $  42.50        $  76.60
                                                                         ----------      ----------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                (2)              (0.60)          (0.70)
Net realized and unrealized gain (loss) on investments                      (17.50)         (33.40)
                                                                         ----------      ----------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                              (18.10)         (34.10)
                                                                         ----------      ----------
LESS DISTRIBUTIONS:
      From net investment income                                             (0.30)             --
                                                                         ----------      ----------
TOTAL DISTRIBUTIONS                                                          (0.30)             --
                                                                         ----------      ----------
NET ASSET VALUE, END OF YEAR                                              $  24.10        $  42.50
                                                                         ==========      ==========
MARKET VALUE, END OF YEAR                                   (8)           $ 19.700        $ 39.700
                                                                         ==========      ==========
TOTAL RETURN                                                              (49.75)%        (41.19)%
                                                                         ==========      ==========
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                                        $ 35,122        $ 62,042
Ratio of net investment income to average net assets                       (2.21)%         (1.11)%
Ratio of expenses to average net assets                     (1)              2.93%           2.13%
Ratio of expenses to average net assets                     (1)(3)           2.82%           1.85%
PORTFOLIO TURNOVER RATE                                                      1024%            778%

(1)  The net expenses of the Fund reflect a waiver of fees by the
     Fund's investment advisor. Had such an action not been taken, the operating expenses ratios would have been:
     Ratio of expenses to average net assets (3)                             3.07%           2.10%
     Ratio of expenses to average net assets                                 3.18%           2.38%

(2)  Based on average shares outstanding during the period.

(3)  Ratio of expenses including the effect of the expense offset arrangement.

(4)  Annualized

(5)  Not Annualized

(6) The current expenses for the period April 1, 2004 to October 31, 2004 exceed the expense cap of 1.75% due to the expense reimbursement not starting until July 1, 2004.

(7) Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005

(8) On July 1, 2004 the Fund changed its name from The European Warrant Fund, inc. and converted from a closed-end, non diversified investment company ("closed-end fund") to an open-end diversified investment company with a different investment objective, different investment strategies, different management team and a new investment adviser ( an affiliate of the closed-end Fund's adviser). Until the close of business on June 30, 2004, the Fund operated as a closed-end Fund and its common stock (which then comprised of a single share class) was listed on the NYSE. After the close of business on June 30, 2004, all of the common stock was converted into Class A shares of the Fund, and the Fund began seeking to maximize total return principally through capital appreciation by investing in a diversified portfolio of equity securities of issuers located throughout the world. For periods prior thereto, all historical performance information for Class A shares reflects the Net Asset Value(NAV) performance of the Fund's common stock while it was a closed-end fund.

FINANCIAL HIGHLIGHTS
JULIUS BAER GLOBAL EQUITY FUND
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                           CLASS I
                                                                              ----------------------------------

                                                                                 YEAR                  PERIOD
                                                                                 ENDED                 ENDED
                                                                               OCTOBER 31,          OCTOBER 31,
                                                                                 2006               2005 (6)(7)
                                                                              ------------         -------------
NET ASSET VALUE, BEGINNING OF YEAR                                             $    31.58           $     30.80
                                                                              ------------         -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                            (2)                 0.38                  0.23
Net realized and unrealized gain on investments                                      6.52                  0.56
                                                                              ------------         -------------
TOTAL INCOME FROM INVESTMENT OPERATIONS                                              6.90                  0.79
                                                                              ------------         -------------
LESS DISTRIBUTIONS:
      From net investment income                                                       -- (9)             (0.01)
                                                                              ------------         -------------
TOTAL DISTRIBUTIONS                                                                    --                 (0.01)
                                                                              ------------         -------------
NET ASSET VALUE, END OF YEAR                                                   $    38.48           $     31.58
                                                                              ============         =============
TOTAL RETURN                                                                       21.89%                 2.56% (5)
                                                                              ============         =============
RATIOS/SUPPLEMENTAL DATA:
NET ASSETS, END OF YEAR (IN 000'S)                                             $   29,598           $    16,810
Ratio of net investment income to average net assets                                1.06%                 1.15% (4)
Ratio of expenses to average net assets                          (1)                1.17%                 1.17% (4)
Ratio of expenses to average net assets                          (1)(3)             1.15%                 1.15% (4)
PORTFOLIO TURNOVER RATE                                                              162%                  118% (8)


(1)  The net expenses of the Fund reflect a waiver of fees by the
     Fund's investment advisor . Had such an action not been taken, the operating expenses ratios would have been:
     Ratio of expenses to average net assets(3)                                     1.86%                 2.49% (4)
     Ratio of expenses to average net assets                                        1.88%                 2.51% (4)

(2)  Based on average shares outstanding during the period.

(3)  Ratio of expenses including the effect of the expense offset arrangement.

(4)  Annualized.

(5)  Not Annualized.

(6)  Class I commenced operations on March 14, 2005.

(7) Per share amounts were adjusted to reflect a 10 for 1 reverse stock split effective September 15, 2005.

(8)  Portfolio turnover is for the year ended October, 31 2005.

(9)  Rounds to less than $0.01.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS: The Funds' Annual and Semi-Annual Reports to shareholders provide additional information about the Funds' investments. In the Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

The Funds' Annual Report and the independent registered auditor's report are incorporated by reference in this Prospectus.

You can get free copies of the SAI, the Annual and Semi-Annual Reports, request other information about the Funds, and receive answers to your questions about the Funds by contacting the Transfer Agent at:

US Bancorp Fund Services, LLC
615 E. Michigan Street LC-3
Milwaukee, WI 53202
(800) 387-6977

The Securities and Exchange Commission (SEC) maintains an Internet website (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information about the Funds. You can also copy and review this information at the SEC's Public Reference Room in Washington, D.C., or you can obtain copies, upon payment of a duplicating fee, by writing to the Public Reference Room of the SEC, Washington, D.C. 20549-0102 or by electronic request at the following E-mail address: publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090.

You may also obtain copies of the Prospectus, SAI and Annual and Semi-Annual Reports of the Funds, and find more information about the Funds on the Internet at: www.us-funds.juliusbaer.com.

Investment Company Act file no. 811-6652
Investment Company Act file no. 811-6017

                                JULIUS BAER FUNDS

                   JULIUS BAER INVESTMENT FUNDS (the "Trust")
         JULIUS BAER GLOBAL EQUITY FUND INC. (the "Global Equity Fund")

       Julius Baer International Equity Fund ("International Equity Fund") Julius Baer International Equity Fund II ("International Equity Fund II")
          Julius Baer Total Return Bond Fund ("Total Return Bond Fund")
         Julius Baer Global High Income Fund ("Global High Income Fund")
              Julius Baer U.S. Microcap Fund ("U.S. Microcap Fund")
              Julius Baer U.S. Smallcap Fund ("U.S. Smallcap Fund")
                Julius Baer U.S. Midcap Fund ("U.S. Midcap Fund")
              Julius Baer U.S. Multicap Fund ("U.S. Multicap Fund")
           Julius Baer Global Equity Fund Inc. ("Global Equity Fund")

                           (collectively, the "Funds")

                       STATEMENT OF ADDITIONAL INFORMATION
                                FEBRUARY 28, 2007


This Statement of Additional Information ("SAI") is not a Prospectus, but it relates to the prospectus of the Julius Baer Funds (the "Funds") dated February 28, 2007, as amended and supplemented from time to time (the "Prospectus").


Financial Statements are incorporated by reference into this SAI from the Funds' most recent Annual Report.

You can get a free copy of the Funds' Prospectus or most recent annual and semi-annual reports to shareholders, request other information and discuss your questions about the Funds by contacting the Transfer Agent at:

                         U.S. Bancorp Fund Services, LLC
                             615 E. Michigan Street
                               Milwaukee, WI 53202
                                 (800) 387-6977

You can also obtain copies of the Prospectus, SAI and annual reports to shareholders from the Funds' website at http//www.us-funds.juliusbaer.com.

You can view the Funds' Prospectus as well as other reports at the Public Reference Room of the Securities and Exchange Commission ("SEC").

You can get text-only copies:

        For a fee by writing to or calling the Public Reference Room of the SEC, Washington, D.C. 20549-6009.
        Telephone:  1-202-942-8090
        E-mail address:  publicinfo@sec.gov
        Free from the SEC's Internet website at http://www.sec.gov.

CONTENTS                                                                    PAGE

History of the Funds                                                        3

Description of the Funds, Their Investments and Risks                       3

Common Investment Strategies                                                7

Investment Limitations                                                      26

Disclosure of the  Funds' Portfolio Holdings                                30

Management of the Funds                                                     33

Capital Stock                                                               54

Additional Purchase and Redemption Information                              60

Additional Information Concerning Exchange Privilege                        62

Additional Information Concerning Taxes                                     64

Independent Registered Public Accounting Firm                               65

Counsel                                                                     65

Financial Statements                                                        65

Appendix A - Description of Ratings                                         66

Appendix B - Proxy Voting Guidelines Summary

                                 FUNDS' HISTORY

The Trust was formed as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 30, 1992, as amended in subsequent filings (the "Trust Agreement"). On July 1, 1998, the Trust changed its name from BJB Investment Funds to Julius Baer Investment Funds. At the same time, the names of the BJB International Equity Fund and the BJB Global Income Fund changed to Julius Baer International Equity Fund and the Julius Baer Global Income Fund, respectively. Julius Baer Global Income Fund changed its name to Julius Baer Total Return Bond Fund as of February 25, 2004. Julius Baer Global High Yield Bond Fund changed its name to Julius Baer Global High Income Fund as of September 15, 2006.

The Global Equity Fund was incorporated in Maryland pursuant to Articles of Incorporation dated May 23, 1990, as amended in subsequent filings. From July 17, 1990 to June 30, 2004, the Fund operated as a closed-end investment company under the name The European Warrant Fund, Inc. After converting from a closed-end to an open-end investment company, the Fund changed its fiscal year end from March 31 to October 31.

The Prospectus, dated February 28, 2007, provides the basic information investors should know before investing, and may be obtained without charge by calling U.S. Bancorp Fund Services, LLC ("U.S. Bancorp" or the "Transfer Agent"), at the telephone number listed on the cover. This SAI, which is not a prospectus, is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectus. This SAI is not an offer of any Fund for which an investor has not received a Prospectus.

              DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

CLASSIFICATION

Each Fund,  other than the Total  Return Bond Fund,  is a  diversified  open-end
management   investment   companies.   The   Total   Return   Bond   Fund  is  a
non-diversified, open-end management investment company.

PORTFOLIO INVESTMENTS

                            INTERNATIONAL EQUITY FUND

The International Equity Fund may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. The Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, but the Fund may also invest in smaller, emerging growth companies. Ordinarily, the Fund invests at least 80% of its net assets (including futures positions and borrowings for investment purposes) in international equity securities. Although the Fund will not normally invest in the securities of U.S. issuers, it may make such investments. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in those countries denominated in the Euro.


The Fund may invest up to 25% of its total assets in the securities of issuers located in emerging markets. Effective March 11, 2007, the Fund may invest up to 35% of its total assets in emerging market securities. (SEE PAGE 11 OF THIS SAI FOR A DETAILED DISCUSSION ON INVESTING IN EMERGING MARKETS).


The Fund also may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers. However, the Fund will not invest more than 5% of its net assets in over-the-counter ("OTC") warrants. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as the Euro. The Fund may also invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

The Fund will invest substantially all of its assets in equity securities when Julius Baer Investment Management LLC (the "Adviser" or "JBIM") believes that the relevant market environment favors profitable investing in those securities. Equity investments are selected in industries and companies that the Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser's analysis and selection process focuses on growth potential; investment income is not a primary consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be affected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. While no assurances can be given as to the specific issuers of the equity securities in which the Fund will invest, the Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, but the Fund may also invest in smaller, emerging growth companies when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund normally invests primarily in equity securities, it may increase its cash or non-equity position when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund's total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on idle cash. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund but, under these certain circumstances, the Fund would not expect to participate in market advances or declines to the extent that it would if it remained fully invested in equity securities.

                          INTERNATIONAL EQUITY FUND II

The International Equity Fund II may invest in a wide variety of international equity securities issued anywhere in the world, normally excluding the United States. The Fund primarily will invest in issuers with mid- and large- market capitalization at the time of investment. The Fund will not invest in what the Adviser considers as small-capitalization issuers. Ordinarily, the Fund invests at least 80% of its net assets (including futures positions and borrowings for investment purposes) in international equity securities. Although the Fund will not normally invest in the securities of U.S. issuers, it may make such investments. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in those countries denominated in the Euro.


The Fund may invest up to 25% of its total assets in the securities of issuers located in emerging markets. Effective March 11, 2007, the Fund may invest up to 35% of its total assets in emerging market securities. (SEE PAGE 11 OF THIS SAI FOR A DETAILED DISCUSSION ON INVESTING IN EMERGING MARKETS).


The Fund also may invest up to 10% of its net assets in equity warrants and interest rate warrants of international issuers. However, the Fund will not invest more than 5% of its net assets in OTC warrants. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settled in cash. The Fund may invest in securities issued in multi-national currency units, such as the Euro. The Fund may also invest in Depository Receipts. In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

The Fund will invest substantially all of its assets in equity securities when the Adviser believes that the relevant market environment favors profitable investing in those securities. Equity investments are selected in industries and companies that the Adviser believes are experiencing favorable demand for their products and services, and which operate in a favorable regulatory and competitive climate. The Adviser's analysis and selection process focuses on growth potential; investment income is not a primary consideration. In addition, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships and prospects for economic growth among countries, regions or geographic areas may warrant consideration in selecting foreign equity securities. Generally, the Fund intends to invest in marketable securities that are not restricted as to public sale. Most of the purchases and sales of securities by the Fund will be effected in the primary trading market for the securities. The primary trading market for a given security generally is located in the country in which the issuer has its principal office. While no assurances can be given as to the specific issuers of the equity securities in which the Fund will invest, the Fund generally follows a multi-capitalization approach focusing on mid- to large-capitalization companies, when the Adviser believes that such investments represent a beneficial investment opportunity for the Fund.

Although the Fund normally invests primarily in equity securities, it may increase its cash or non-equity position when the Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Fund may invest in preferred stocks that are not convertible into common stock, government securities, corporate bonds and debentures, including high-risk and high-yield debt instruments (but in no event will an amount exceeding 10% of the Fund's total assets be invested in such high-risk/high-yield securities), high-grade commercial paper, certificates of deposit or other debt securities when the Adviser perceives an opportunity for capital growth from such securities or so that the Fund may receive a return on idle cash. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. When the Fund invests in such securities, investment income may increase and may constitute a large portion of the return of the Fund but, under these certain circumstances, the Fund would not expect to participate in market advances or declines to the extent that it would if it remained fully invested in equity securities.

                             TOTAL RETURN BOND FUND

The Total Return Bond Fund may invest in a wide variety of fixed-income securities issued anywhere in the world, including the United States.
Ordinarily, the Fund invests at least 80% of its net assets (including accrued interest, futures positions and borrowings for investment purposes) in investment grade fixed income investments consisting of bonds, debentures, notes and mortgage-backed securities. The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank) and structured products such as mortgage backed securities and asset backed securities. The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund also may purchase debt obligations of U.S. or foreign corporations that are issued in a currency other than U.S. dollars. The Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries. The Fund may also invest in those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency values, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.

In selecting particular investments for the Fund, the Adviser will seek to mitigate investment risk by limiting its investments to investment grade fixed-income securities. The Fund will invest in fixed securities rated at the time of purchase "Baa3" or better by Moody's Investors Service, Inc. ("Moody's") or "BBB-" or better by Standard & Poor's Rating Service, a division of McGraw-Hill Companies ("S&P"). If a security is downgraded below "Baa3" and "BBB-", the Adviser intends to dispose of the security within a reasonable time. The Fund may invest in securities with equivalent ratings from another recognized rating agency and non-rated issues that are determined by the Adviser to have financial characteristics that are comparable and that are otherwise similar in quality to the rated issues it purchases. If a security is downgraded below the minimum rating necessary for investment by the Fund, the Fund will consider disposing of the security within a reasonable time period. Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. For a description of the rating systems of Moody's and S&P, see the Appendix to this SAI.

The Adviser will allocate investments among securities of particular issuers on the basis of its views as to the yield, duration, maturity, issue classification and quality characteristics of the securities, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. Fixed-income securities denominated in currencies other than the U.S. dollar or in multinational currency units are evaluated on the strength of the particular currency against the U.S. dollar as well as on the current and expected levels of interest rates in the country or countries. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. In addition to the foregoing, the Fund may seek to take advantage of differences in relative values of fixed-income securities among various countries.

                             GLOBAL HIGH INCOME FUND

The Global High Income Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may purchase debt obligations denominated in U.S. dollars or foreign currencies. The Fund currently contemplates that it will invest in obligations denominated in the currencies of a variety of countries. The Fund may also invest in those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency values, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.


The Fund invests in high income producing instruments, such as high yield, high risk bonds rated at the time of purchase below BBB- by S&P or below Baa3 by
Moody's or below a comparable rating by another nationally recognized statistical rating organization.

Investors should be aware that ratings are relative and subjective and are not absolute standards of quality. The Fund may invest in securities with ratings from a recognized rating agency other than S&P or Moody's if those securities have a rating that is at least equivalent to a rating that would be acceptable for the Fund to purchase if given by S&P or Moody's. If a security is not rated, the Fund may invest in the security if the Adviser determines that the security is comparable in quality to rated securities that the Fund may purchase. The Fund may invest in securities in the lowest rating category and securities in default. Normally, the Fund will invest at least 60% of its net assets in securities of U.S. dollar-denominated securities. In addition, the Fund may invest 20% of its net assets in global equity securities.

The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts, swaps and warrants. Derivative instruments are financial contracts, the value of which is based on an underlying security, a currency exchange rate, an interest rate or a market index. Futures contracts and forward contracts commit the parties to a transaction at a time in the future at a price determined when the transaction is initiated. Futures contracts differ from forward contracts in that they are traded through regulated exchanges and are "marked to market" daily. Forward contracts are the predominate means of hedging currency exposure. Options differ from forward and futures contracts in that the buyer of the option has no obligation to perform under the contract. A swap is an agreement between two parties to exchange certain financial instruments or components of financial instruments. Parties may exchange streams of interest rate payments, principal denominated in two different currencies, or virtually any payment stream as agreed to by the parties. The Fund may use derivatives for hedging purposes and to remain fully invested, to maintain liquidity or to increase total return.

                               U.S. MICROCAP FUND


The U.S. Microcap Fund may invest in a diversified portfolio of equity securities of very small U.S. companies. Under normal circumstances, this Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. micro-capitalization or "microcap" companies, as determined at the time of purchase. The micro capitalization equity universe is broadly defined as the lowest capitalized companies in the U.S. equity securities universe. Generally, the Adviser will choose securities of companies within a market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 and/or Russell Microcap Indices. This Fund may also invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on domestic exchanges and larger capitalization U.S. stocks. The Fund may also invest in Real Estate Investment Trusts ("REITs"), ADRs, Exchange Traded Funds ("ETFs") and Rule 144A securities.


                               U.S. SMALLCAP FUND

The U.S. Smallcap Fund may invest in diversified portfolio of equity securities of U.S. small-capitalization companies. Under normal circumstances, this Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. small-capitalization companies determined at the time of purchase. Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell 2000 Index. This Fund may invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on domestic exchanges and larger capitalization U.S. stocks. This Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities.

                                U.S. MIDCAP FUND

The U.S. Midcap Fund may invest in a diversified portfolio of equity securities of U.S. mid-capitalization companies. Under normal circumstances, this Fund invests at least 80% of its net assets (including futures positions and borrowings for investment purposes) in equity securities and other securities with equity characteristics of U.S. mid-capitalization companies determined at the time of purchase. Generally, the Adviser will choose securities of companies within the market capitalization (share price times the number of shares outstanding) range of companies within the Russell Midcap Index. This Fund may invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on domestic exchanges and larger capitalization U.S. stocks. This Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities.

                               U.S. MULTICAP FUND

The U.S. Multicap Fund may invest in a diversified portfolio of equity securities irrespective of a company's market capitalization. Under normal circumstances, this Fund will invest at least 80% of its net assets (including futures positions and borrowings for investment purposes) in U.S. equity securities and other securities with equity characteristics. This Fund may invest 20% of its total assets in the stocks of foreign domiciled companies that are traded on domestic exchanges. This Fund may also invest in REITs, ADRs, ETFs and Rule 144A securities.

                               GLOBAL EQUITY FUND

The Global Equity Fund may invest in a wide variety of equity securities issued anywhere in the world, including the United States. The Fund seeks to achieve its objective by normally investing at least 80% of its net assets (including future positions and borrowings for investment purposes) in a diversified portfolio of equity securities of issuers located throughout the world. The Fund currently contemplates that it will invest in securities denominated in the currencies of a variety of countries. The Fund may also invest in those countries denominated in the Euro. In order to seek to protect against a decline in value of the Fund's assets due to fluctuating currency rates, the Fund may engage in certain hedging strategies, as described under "Common Investment Strategies" below.


The Fund may invest up to 25% of its total assets in the securities of issuers located in emerging markets. Effective March 11, 2007, the Fund may invest up to 35% of its total assets in emerging market securities. (SEE PAGE 11 OF THIS SAI FOR A DETAILED DISCUSSION ON INVESTING IN EMERGING MARKETS).


The Fund may invest in debt securities of U.S. or foreign corporate issuers, the U.S. government, foreign governments, domestic or foreign governmental entities or supranational organizations, such as the International Bank for Reconstruction and Development (the World Bank). The Fund also may use debt-like instruments (for example, structured notes and equity baskets) that provide exposure to equity markets or indices. The Fund may invest up to 10% of its total assets in below investment grade debt instruments, commonly known as "junk bonds." The Fund may use derivative instruments, including futures, options, foreign currency futures, forward contracts, swaps and warrants.

                          COMMON INVESTMENT STRATEGIES

In attempting to achieve their investment objectives, each Fund may engage in some or all of the following investment strategies.

ASSET-BACKED SECURITIES

The Total Return Bond Fund and Global High Income Fund may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments, which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Total Return Bond Fund and Global High Income Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of credit support could adversely affect the return on an investment in such a security.

BANK LOANS

The Global  High  Income  Fund may  invest in Bank  Loans.  Bank  Loans  include institutionally traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. Many such loans are secured, although some may be unsecured. Loans that are fully secured offer a fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. There is no assurance that any collateral securing a loan could be liquidated or, if liquidated, that such collateral would be of sufficient value to repay the loans taken against it. There may be limited secondary market liquidity for these instruments which could result in volatile pricing for the securities which in turn may affect the Fund's net asset value ("NAV").

BANK OBLIGATIONS

Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers' acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by governmental regulation. Banks are subject to extensive but different governmental regulations, which may limit both the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

BRADY BONDS

The Global High Income Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk").

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have principal repayments at final maturity collateralized by U.S. Treasury zero coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Global High Income Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

CONVERTIBLE SECURITIES AND BONDS WITH WARRANTS ATTACHED

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in fixed-income obligations convertible into equity securities, and bonds issued as a unit with warrants. Convertible securities, in which a Fund may invest, comprised of both convertible debt and convertible preferred stock, may be converted at either a stated price or at a stated rate into underlying shares of common stock. Because of this feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock. Convertible securities provide higher yields than the underlying equity securities, but generally offer lower yields than non-convertible securities of similar quality. The value of convertible securities fluctuates in relation to changes in interest rates like bonds, and, in addition, fluctuates in relation to the underlying common stock.

The Total Return Bond Fund does not intend to retain in its portfolio the common stock received upon conversion of a convertible security or exercise of a warrant and will sell such stocks as promptly as it can and in a manner that it believes will reduce the risk to the Fund of a loss in connection with the sale. The Total Return Bond Fund does not intend to retain in its portfolio any warrant acquired as a unit with bonds if the warrant begins to trade separately from the related bond.

CURRENCY EXCHANGE TRANSACTIONS

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund will conduct its currency exchange transactions either on a spot basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large U.S. or foreign commercial banks) and their customers. The Funds may enter into a forward contract in the following circumstances:

      (1) When a Fund purchases a foreign currency denominated security for settlement in the near future, it may immediately purchase in the forward market the foreign currency needed to pay for and settle the transaction.

      (2) When the Adviser believes that the currency of a specific country may deteriorate against another currency, a Fund may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be more or less than the value of a Fund's securities denominated in the less attractive currency. While such actions are intended to protect the Funds from adverse currency movements, there is a risk that the currency movements involved will not be properly anticipated. Use of this currency hedging technique may also be limited by management's need to protect the U.S. tax status of the Funds as regulated investment companies.

      (3) To remain fully invested, to maintain liquidity or to increase total return.

      (4) As part of its investment strategy, a Fund may use forward foreign currency contacts to hedge the Fund's portfolio holdings against currency risks. The Fund may also utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when purchasing underlying equities denominated in that currency is not advisable by the Adviser.

To support its obligation when a Fund enters into a forward contract to buy or sell currencies, such Fund will earmark or segregate cash or liquid securities having a value at least equal to its obligation or continue to own or have the right to sell or acquire, respectively, the currency subject to the forward contract. Whenever possible, a Fund will not earmark or segregate 144A securities.

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may also invest in instruments offered by brokers that combine forward contracts, options and securities in order to reduce foreign currency exposure.

A Fund's dealings in forward currency exchange may be used for hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of a Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or quoted in that currency or in another currency in which portfolio securities are denominated, the movements of which tend to correlate to the movement in the currency sold forward (hedged currency). A Fund may not position a hedge with respect to a particular currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in or currently convertible into that particular currency or the hedged currency. If a Fund enters into a position hedging transaction, cash or liquid securities will be earmarked or segregated in an amount equal to the value of that Fund's total assets committed to the consummation of the forward contract or the Fund will own the currency subject to the hedge, or the right to buy or sell it as the case may be. If the value of the securities earmarked or segregated declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of such Fund's commitment with respect to the contract. Whenever possible, a Fund will not earmark or segregate 144A securities. Hedging transactions may be made from any foreign currency into U.S. dollars or into other appropriate currencies.

At or before the maturity of a forward contract, a Fund may either sell a portfolio security or take delivery of the currency. In addition, a Fund may retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which such Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If a Fund retains the portfolio security and engages in an offsetting transaction, at the time of execution of the offsetting transaction, the Fund will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The cost to a Fund of engaging in currency transactions varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because transactions in currency exchange are usually conducted on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, at the same time, they limit any potential gain that might result should the value of the currency increase.

If a devaluation is generally anticipated, a Fund may not be able to contract to sell the currency at a price above the devaluation level it anticipates. In light of the requirements that the Funds must meet to qualify as regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code") for a given year, the Funds currently intend to limit their gross income from currency transactions to less than 10% of gross income for that taxable year.

NON DELIVERABLE FORWARDS


Non Deliverable Forwards ("NDF") is a generic term for a set of derivatives, which cover notional currency transactions, including foreign exchange forward swaps, cross currency swaps and coupon swaps in non-convertible or highly restricted securities. NDF calculates the implied interest rates of the non-deliverable currency, given the settlement currency interest rates and either the current spot, exchange rate and forward points, or the outright forwards.


CURRENCY HEDGING TRANSACTIONS

The value in U.S. dollars of the assets of the Funds that are invested in foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds may incur costs in connection with conversions between various currencies. The Funds, therefore, may engage in currency hedging transactions to protect against uncertainty in the level of future exchange rates. Income received from such transactions could be used to pay a Fund's expenses and would increase an investor's total return. The Funds will conduct foreign currency transactions either on a spot basis at the spot rate prevailing in the foreign currency market or through forward foreign exchange contracts to purchase or sell currency. The Funds also are authorized to purchase and sell listed foreign currency options and options on foreign currency futures for hedging purposes.

DEPOSITORY RECEIPTS

International Equity Fund, International Equity Fund II, Global High Income Fund and Global Equity Fund may invest in American Depository Receipts ("ADRs"), Global Depository Receipts ("GDRs") or European Depository Receipts ("EDRs") (collectively, "Depository Receipts"). U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund may invest in ADRs. ADRs are receipts, typically issued by an U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. GDRs may be traded in any public or private securities market and may represent securities held by institutions located anywhere in the world. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. Global High Income Fund, Global Equity Fund and International Equity Fund may invest in Depository Receipts through "sponsored" or "unsponsored" facilities if issues of such Depository Receipts are available and are consistent with the Fund's investment objective. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored Depository Receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


EXCHANGE TRADED FUNDS ("ETFS")


International Equity Fund, International Equity Fund II, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund and Global Equity Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

FIXED-INCOME INVESTMENTS

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in fixed-income securities. The performance of the debt component of a Fund's portfolio depends primarily on interest rate changes, the average weighted maturity of the portfolio and the quality of the securities held. The debt component of a Fund's portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. Generally, shorter-term securities are less sensitive to interest rate changes, but longer-term securities offer higher yields. A Fund's share price and yield will also depend, in part, on the quality of its investments. While U.S. government securities are generally of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in a Fund's share price will depend on the extent of the Fund's investment in such securities.

FOREIGN INVESTMENTS


All Funds may invest in foreign securities. On occasion, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, and U.S. Multicap Fund (collectively, the "U.S. Equity Funds") may purchase securities that trade on an U.S. exchange that are domiciled or incorporated in foreign countries. Investors should recognize that investing in foreign companies involves certain considerations, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Funds will be investing substantially in securities denominated in currencies other than the U.S. dollar, and since the Funds may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Funds may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of a Fund's assets denominated in that foreign currency.
Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds.


The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and other foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Some of the foreign securities held by the Funds will not be registered with, nor will the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Foreign issuers are generally not subject to uniform financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers. In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Funds, political or social instability, or domestic developments, which could affect U.S. investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Funds may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable domestic companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure to the Funds of market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Funds will avoid investing in countries which are known to experience settlement delays, which may expose the Funds to unreasonable risk of loss.

The interest and dividend payable on the Funds' foreign securities may be subject to foreign withholding taxes, and while investors may be able to claim some credit or deduction for such taxes with respect to their allocated shares of such foreign tax payments, the general effect of these taxes will be to reduce the Funds' income. Additionally, the operating expenses of the Funds, such as custodial costs, valuation costs and communication costs, as well as the rate of the investment advisory fees, are higher than those costs incurred by investment companies investing exclusively in U.S. securities, but are not higher than those paid by many other international or global funds.

With the exception of the Total Return Bond Fund, no Fund will invest more than 25% of its assets in the securities of supranational entities.

INVESTING IN EMERGING MARKETS


The International Equity Fund, International Equity Fund II and Global Equity Fund each may invest up to 25% of its total assets in the securities of issuers located in emerging markets. Effective March 11, 2007, each of these Funds may invest up to 35% of its total assets in emerging market securities. Each Fund's respective investment in emerging market securities will remain consistent with its status as a diversified international equity fund in the case of the International Equity Fund and the International Equity Fund II and a diversified global equity fund in the case of the Global Equity Fund. The Total Return Bond Fund and the Global High Income Fund may also invest in securities of issuers located in emerging market countries.

Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more countries or regions where a Fund has invested a significant amount of its assets, such as Central and Eastern Europe and Russia, may have a greater effect on a Fund's performance than it would in a more geographically diversified portfolio.





The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Funds' assets may be uninvested and may not be earning returns. A Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Investments in emerging markets are considered to be speculative and may be highly volatile.


FUTURES, OPTIONS AND CURRENCY EXCHANGE TRANSACTIONS

FUTURES ACTIVITIES. The International Equity Fund, International Equity Fund II, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund, and Global Equity Fund may enter into stock-index futures contracts. The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may enter into interest rate futures contracts and foreign currency futures contracts. Each Fund may also purchase or write related options that are traded on foreign as well as U.S. exchanges.

Entering into a futures contract enables a Fund to seek to protect its assets from fluctuations in value without necessarily buying or selling the assets. A Fund may not enter into futures transactions, other than those considered to be "bona fide" hedging by the Commodity Futures Trading Commission, if the sum of the amount of initial margin deposits on its existing futures contracts and premiums paid for unexpired options would exceed 5% of the fair market value of such Fund's total assets, after taking into account unrealized profits and unrealized losses on commodity contracts into which it has entered. A Fund will not use leverage when it enters into long futures or options contracts. For each long position, such Fund will deposit cash, cash equivalents, or other liquid assets, which, when aggregated with accrued profits held at the Fund's custodian or approved futures commission merchant ("FCM") will have a value equal to the underlying commodity value of the contract as collateral with its custodian or FCM in a segregated account.

Interest rate and stock-index futures contracts are standardized contracts traded on commodity exchanges involving an obligation to purchase or sell a predetermined amount of a debt or equity security at a fixed date and price.

A foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified foreign currency at a specified price, date, time and place. Foreign currency futures are similar to forward currency contracts, except that they are traded on commodities exchanges and are standardized as to contract size and delivery date. In investing in such transactions, a Fund would incur brokerage costs and would be required to make and maintain certain "margin" deposits. A Fund also would be required to earmark or segregate assets or otherwise cover the futures contracts requiring the purchase of foreign currencies. Most currency futures call for payment or delivery in U.S. dollars. Whenever possible, a Fund will not be earmark or segregate 144A securities. As part of their investment strategy, the Funds may use forward foreign currency contracts to hedge a Fund's portfolio holdings against currency risks. Each Fund also may utilize forward foreign currency contracts to reduce or eliminate an underweighted position in a currency relative to its benchmark when the Adviser believes that purchasing underlying equities denominated in that currency is not recommended.

Currency futures are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund's investments denominated in that currency over time.

The value of portfolio securities will far exceed the value of the futures contracts sold by a Fund. Therefore, an increase in the value of the futures contracts could only mitigate but not completely offset the decline in the value of such Fund's assets. No consideration is paid or received by a Fund upon entering into a futures contract. Upon entering into a futures contract, a Fund will be required to deposit in a segregated account with its custodian or approved FCM an amount of cash or other liquid assets equal to a portion of the contract amount. This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. The broker will have access to amounts in the margin account if the Fund fails to meet its contractual obligations. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to the expiration of a futures contract, a Fund may elect to close the position by taking an opposite position, which will operate to terminate such Fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. The successful use of futures contracts is subject to the ability of the Adviser to predict correctly movements in the price of the securities or currencies and the direction of the stock indices underlying the particular hedge. These predictions and the use of futures contracts involve skills and techniques that are different from those involved in the management of the portfolio securities being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the
underlying   securities  or  currencies  and  movements  in  the  price  of  the securities, which are the subject of the hedge. A decision concerning whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or trends in interest rates.

Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market exists for such contracts. Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Funds to substantial losses. In such event, and in the event of adverse price movements, a Fund would be required to make daily cash payments of variation margin. In such circumstances, any increase in the value of the portion of such Fund's securities being hedged may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

If a Fund has hedged against the possibility of an event adversely affecting the value of securities held in its portfolio and that event does not occur, such Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance. In addition, in such situations, if a Fund has insufficient cash, it might have to sell securities to meet daily variation margin requirements at a time when it would be disadvantageous to do so. These sales of securities could, but will not necessarily, be at increased prices which reflect the change in interest rates or currency values, as the case may be.

Pursuant to claims for exemption filed with the National Futures Association on behalf of the Trust and the Global Equity Fund, the Funds are not deemed to be "commodity pools" or "commodity pool operators" under the Commodity Exchange Act ("CEA") and are not subject to registration or regulation as such under the CEA.


FUTURES ON COMMODITIES. The International Equity Fund II, Global High Income Fund and Global Equity Fund may purchase and write (sell) future contracts on commodities. A futures contract obligates the seller to deliver and the purchaser to take delivery of the specified commodity on the expiration date of the contract. No physical delivery of the underlying commodity is made. It is the practice of holders of futures contracts to close out their position on or before the expiration date by use of offsetting contract positions and physical delivery is thereby avoided.

OPTIONS ON SECURITIES. Each Fund may write options to generate current income or as a hedge to reduce investment risk. Each Fund may utilize up to 2% of its total assets to purchase put options on securities and an additional 2% of its total assets to purchase call options on securities that are traded on foreign or U.S. exchanges or in the OTC market. In addition, a Fund may write covered call options and put options on up to 25% of the NAV of the securities in its portfolio. A Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the call options it has written. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a call option written by a Fund has the right to purchase from such Fund the underlying security owned by the Fund at the agreed-upon price for a specified time period.

A Fund may realize a profit or loss upon entering into a closing transaction. In cases where a Fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a Fund has purchased an option and engages in a closing sale transaction, whether such Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the OTC market. The Funds may purchase and write options on securities on U.S. and foreign securities exchanges or in the OTC market.

Although a Fund will generally purchase or write only those options for which its Adviser believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market for an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered Options Clearing Corporation ("Clearing Corporation") and securities exchanges facilities inadequate. These inadequacies led to the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, a Fund's ability to terminate options positions established in the OTC market may be more limited than for exchange-traded options and also may involve the risk that securities dealers participating in OTC transactions would fail to meet their obligations to a Fund. Each Fund, however, intends to purchase OTC options only from dealers whose debt securities, as determined by its Adviser, are considered to be investment grade. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, a Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls and puts that each class may hold, write or exercise within certain time periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Funds and other clients of the Adviser and affiliates of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Dollar amount limits apply to U.S. government securities. These limits may restrict the number of options a Fund will be able to purchase on a particular security.

In the case of options written by a Fund that are deemed covered by virtue of such Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, a Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. In doing so, a Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but a Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Additional risks exist with respect to certain of the U.S. government securities for which a Fund may write covered call options. If a Fund writes covered call options on mortgage-backed securities, the mortgage-backed securities that it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover. If this occurs, a Fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of mortgage-backed securities.

In addition to writing covered options for other purposes, a Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedged position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position being offset by a loss on the hedged position. A Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Fund will engage in hedging transactions only when deemed advisable by its Adviser. Successful use by a Fund of options will be subject to its Adviser's ability to predict correctly movements in the direction of the securities underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

COVERED OPTION WRITING. The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, a Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, a Fund as the call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that a Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

The Funds will write only covered options. Accordingly, whenever a Fund writes a call option it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Fund will either (1) earmark or segregate cash or liquid securities having a value at least equal to the exercise price of the underlying securities or (2) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Whenever possible, a Fund will not earmark or segregate 144A securities.

Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option's exercise over the greater of (i) the Fund's acquisition cost of the security and (ii) the exercise price, less the premium received for writing the option.

Each Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To affect a closing purchase transaction, a Fund would purchase, prior to the holder's exercise of an option that a Fund has written, an option of the same series as that on which such Fund desires to terminate its obligation. The obligation of a Fund under an option that it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as the result of the transaction. There can be no assurance that a Fund will be able to affect closing purchase transactions at a time when it wishes to do so. As discussed above under "Options on Securities," to facilitate closing purchase transactions, the Fund will write options only if a secondary market for the option exists on a recognized securities exchange or in the OTC market. Option writing for the Funds may be limited by position and exercise limits established by securities exchanges and the National Association of Securities Dealers, Inc. ("NASD"). Furthermore, a Fund may, at times, have to limit its option writing in order to qualify as a regulated investment company under the Code.

Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. A Fund may write (a) in-the-money call options when its Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (b) at-the-money call options when its Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-the-money call options when its Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

So long as the obligation of a Fund as the writer of an option continues, such Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. A Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, a Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Clearing Corporation and of the securities exchange on which the option is written.

Each Fund may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position. The Funds bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. Each Fund will engage in hedging transactions only when deemed advisable by the Adviser. Successful use by a Fund of options will depend on the Adviser's ability to correctly predict movements in the direction of the security or currency underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will affect a Fund's performance.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES. Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs.

Each Fund may purchase call options in order to acquire the underlying securities for the Fund at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. Each Fund also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Fund, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless and a Fund will lose the premium paid for the option.

OPTIONS ON STOCK INDICES. The International Equity Fund, International Equity Fund II, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund and Global Equity Fund may purchase and sell call and put options on stock indices. A Fund generally may sell options on stock indices for the purpose of increasing gross income and to protect the Fund against declines in the value of securities they own or increase in the value of securities to be acquired. A Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier."

Options on Swap Agreements. The Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund and Global Equity Fund may enter into options on swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon the exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

FOREIGN CURRENCY OPTIONS. The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, and Global Equity Fund may purchase put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates. Foreign currency options generally have three, six or nine month expiration cycles. Put options convey the right to sell the underlying currency at a price which is anticipated to be higher than the spot price of the currency at the time the option expires. Call options convey the right to buy the underlying currency at a price, which is expected to be lower than the spot price of the currency at the time the option expires. An option on a foreign currency, which may be entered into on a U.S. or foreign exchange or in the OTC market, gives the purchaser, in return for a premium, the right to sell for a put and buy for a call the underlying currency.

A Fund may use foreign currency options under the same circumstances that it could use forward currency exchange transactions. For example, a decline in the dollar value of a foreign currency in which a Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. In order to protect against such diminution in the value of securities it holds, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, such Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, a Fund may purchase call options on the particular currency. The purchase of these options could partially offset the effects of the adverse movements in exchange rates. The benefit to a Fund derived from purchases of foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates.

OPTIONS ON FUTURES CONTRACTS

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions as to anticipated trends in interest rates and securities markets by a Fund's Adviser, which could prove to be incorrect. Even if those expectations were correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities hedged.

OPTIONS ON INTEREST RATE FUTURES CONTRACT. Each Fund may purchase and write put and call options on interest rate futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

As contrasted with the direct investment in such a contract, the option gives the purchaser the right, in return for the premium paid, to assume a position in a fixed-income or equity security futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds for calls or is less than for puts the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option, plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the NAV of the Funds.

OPTIONS ON A FOREIGN CURRENCY FUTURES CONTRACT. The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may purchase and write put and call options on foreign currency futures contracts that are traded on a U.S. exchange or board of trade. These transactions may be used as a hedge against changes in interest rates and market conditions. Each Fund may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Options on foreign currency futures entitle a Fund, in return for the premium paid, to assume a position in an underlying foreign currency futures contract. In contrast to a direct investment in the contract, an option on a foreign currency futures contract gives the purchaser the right, not the obligation, to assume a long or short position in the relevant underlying currency at a predetermined price at a time in the future.

Currency futures and related options are subject to the risks of other types of futures activities. In addition, while the value of currency futures and options on futures can be expected to correlate with exchange rates, it will not reflect other factors that may affect the value of a Fund's investments. A currency hedge, for example, should protect a Yen-denominated security against a decline in the Yen, but will not protect a Fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, it may not be possible to match the amount of currency futures contracts to the value of the Fund's investments denominated in that currency over time.

HIGH-YIELD/HIGH-RISK BONDS

The Global High Income Fund may invest all of its assets, and International Equity Fund, International Equity Fund II and Global Equity Fund may invest up to 10% of its total assets in high-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, the risk that the issuer will not make interest or principal payments when due. Such bonds may have predominantly speculative characteristics. In the event of an unanticipated default, the Fund would experience a reduction in its income and could expect a decline in the market value of the securities so affected. More careful analysis of the financial condition of each issuer of lower grade securities is therefore necessary. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower grade securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or, in the case of corporate issuers, individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Lower rated securities may also have less liquid markets than higher rated securities, and their liquidity as well as their value may be adversely affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for high-yield/high-risk bonds.

INCOME DEPOSIT SECURITIES ("IDS")

The Global High Income Fund may invest in IDS. IDS consist of two securities, common shares and subordinated notes of the issuer, which are "clipped" together. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. The distribution policies of IDS issuers are similar to those of REITs, master limited partnerships and income trusts, which distribute a significant portion of their free cash flow. IDSs are listed on a stock exchange, but initially the underlying securities are not. However, in time (typically in the range of 45 to 90 days after the closing of the offering), holders may unclip the components of the IDSs and trade the common shares and subordinated notes separately.

LENDING PORTFOLIO SECURITIES

Each Fund is authorized to lend securities it holds to brokers, dealers and other financial organizations. Loans of a Fund's securities may not exceed 33 1/3% of the Fund's net assets. A Fund's loans of securities will be collateralized by cash, letters of credit or U.S. government securities that will be maintained at all times in a segregated account with such Fund's custodian in an amount at least equal to the current market value of the loaned securities. From time to time, a Fund may pay a part of the interest earned from the investment collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

By lending its portfolio securities, a Fund can increase its income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. A Fund will adhere to the following conditions whenever it lends its securities: (1) the Fund must receive at least 100% cash collateral or equivalent securities from the borrower, which securities will be maintained by daily marking-to-market; (2) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Fund must terminate the loan and regain the right to vote the securities.

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Fund is not able to recover the securities loaned, a Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Loans will be made only to parties deemed by the Adviser to be in good standing and when, in the Adviser's judgment, the income earned would justify the risks. Cash received as collateral through loan transactions may be invested in other securities eligible for purchase by the Fund. The investment of cash collateral subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

MONEY MARKET INVESTMENTS

Each Fund may invest up to 20% of its total assets in short-term investment grade money market obligations. In addition, on occasion, the Adviser may deem it advisable to adopt a temporary defensive posture by investing a larger percentage of its assets in short-term money market obligations. These short-term instruments, which may be denominated in various currencies, consist of obligations of U.S. and foreign governments, their agencies or instrumentalities; obligations of foreign and U.S. banks; and commercial paper of corporations that, at the time of purchase, have a class of debt securities outstanding that is rated A-2 or higher by S&P or Prime-2 or higher by Moody's or is determined by the Adviser to be of equivalent quality. Any short-term obligation rated A-1 or A-2 by S&P, Prime-1 or Prime-2 by Moody's, the equivalent from another rating service or, if unrated, in the opinion of the Adviser determined to be an issue of comparable quality, will be a permitted investment. For temporary defensive purposes, including during times of international political or economic uncertainty, Funds could also invest without limit in securities denominated in U.S. dollars through investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities) (including repurchase agreements with respect to such securities).

MORTGAGE-RELATED SECURITIES

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in mortgage-related securities. A mortgage-related security is an interest in a pool of mortgage loans. Most mortgage-related securities are pass-through securities, which means that investors receive payments consisting of a pro rata share of both principal and interest (less servicing and other fees), as well as unscheduled prepayments, as mortgages in the underlying mortgage pool are paid off by borrowers.

AGENCY-MORTGAGE-RELATED  SECURITIES:  The  dominant  issuers  or  guarantors  of mortgage-related securities today are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA creates pass-through securities from pools of U.S. government guaranteed or insured (such as by the Federal Housing Authority or

Veterans Administration) mortgages originated by mortgage bankers, commercial banks and savings associations. Fannie Mae and FHLMC issue pass-through securities from pools of conventional and federally insured and/or guaranteed residential mortgages obtained from various entities, including savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

FANNIE MAE SECURITIES: Fannie Mae is a federally chartered and privately owned corporation established under the Federal National Mortgage Association Charter Act. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae uses its funds to purchase loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through security represents a proportionate interest in one or more pools of loans, including conventional mortgage loans (that is, mortgage loans that are not insured or guaranteed by any U.S. government agency). The pools consist of one or more of the following types of loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate growing equity mortgage loans; (3) fixed-rate graduated payment mortgage loans; (4) variable rate mortgage loans;
(5) other adjustable rate mortgage loans; and (6) fixed-rate mortgage loans secured by multifamily projects.

FEDERAL HOME LOAN MORTGAGE CORPORATION SECURITIES: The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in mortgage loans and the resale of the mortgage loans in the form of mortgage-backed securities.

The mortgage loans underlying FHLMC securities typically consist of fixed-rate or adjustable rate mortgage loans with original terms to maturity of between 10 to 30 years, substantially all of which are secured by first liens on one-to-four-family residential properties or multifamily projects. Each mortgage loan must be whole loans, participation interests in whole loans and undivided interests in whole loans or participation in another FHLMC security.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES: GNMA is a wholly-owned corporate instrumentality of the U.S. government within the Department of Housing and Urban Development. In order to meet its obligations under a guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

GNMA pass-through securities may represent a proportionate interest in one or more pools of the following types of mortgage loans: (1) fixed-rate level payment mortgage loans; (2) fixed-rate graduated payment mortgage loans; (3) fixed-rate growing equity mortgage loans; (4) fixed-rate mortgage loans secured by manufactured (mobile) homes; (5) mortgage loans on multifamily residential properties under construction; (6) mortgage loans on completed multifamily projects; (7) fixed-rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (8) mortgage loans that provide for adjustments on payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (9) mortgage-backed serial notes.

The principal and interest on GNMA pass-through securities are guaranteed by GNMA and backed by the full faith and credit of the U.S. government. Fannie Mae guarantees full and timely payment of all interest and principal, while FHLMC guarantees timely payment of interest and ultimate collection of principal, of its pass-through securities. Fannie Mae and FHLMC securities are not backed by the full faith and credit of the United States; however, they are generally considered to present minimal credit risks. The yields provided by these mortgage-related securities historically have exceeded the yields on other types of U.S. government securities with comparable maturities in large measure due to the risks associated with prepayment.

Adjustable rate mortgage securities ("ARMs") are a form of pass-through security representing interests in pools of mortgage loans, the interest rates of which are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. The adjustment feature of ARMs tends to make their values less sensitive to interest rate changes. As the interest rates on the mortgages underlying ARMs are reset periodically, yields of such Global High Income Fund securities will gradually align themselves to reflect changes in market rates. Unlike fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMs allow the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages, resulting in both higher current yields and low price fluctuations. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund may be able to reinvest such amounts in securities with a higher current rate of return. During periods of declining interest rates, of course, the coupon rates may readjust downward, resulting in lower yields to the Fund. Further, because of this feature, the values of ARMs are unlikely to rise during periods of declining interest rates to the same extent as fixed rate instruments.

Collateralized mortgage obligations ("CMOs") are mortgage-related securities that separate the cash flows of mortgage pools into different components called classes or "tranches." Each class of a CMO is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the collateral pool may cause the various classes of a CMO to be retired substantially earlier than their stated maturities or final distribution dates. The principal of, and interest on, the collateral pool may be allocated among the several classes of a CMO in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to some of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages.

The  Funds  consider   GNMA-,   Fannie  Mae-,  and   FHLMC-issued   pass-through
certificates, CMOs, and other mortgage-related securities to be U.S. government securities for purposes of a Fund's investment policies.

PRIVATELY ISSUED MORTGAGE-RELATED SECURITIES: Mortgage-related securities offered by private issuers include pass-through securities for pools of conventional residential mortgage loans; mortgage pay-through obligations and mortgage-backed bonds, which are considered to be obligations of the institution issuing the bonds and are collateralized by mortgage loans; and bonds and CMOs which are collateralized by mortgage-related securities issued by GNMA, Fannie Mae, FHLMC or by pools of conventional mortgages. The Fund limits its investments in privately issued mortgage-related securities to "mortgage related securities" within the meaning of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in, among other things, "parallel pay" CMOs, Planned Amortization Class CMOs ("PAC Bonds") and REMICs. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICS, which are known as "regular" interests, or "residual" interests. The Funds will not invest in residual REMICs. Guaranteed REMIC pass-through certificates (REMIC Certificates) issued by Fannie Mae, FHLMC or GNMA represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC certificates are supported by the full faith and credit of the U.S. Treasury.

Parallel pay CMOs, as well as REMICs, are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which like the other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds are parallel pay CMOs that generally require payments of a specified amount of principal on each payment date; the required principal payment on PAC Bonds have the highest priority after interest has been paid to all classes.

Mortgage-related securities created by private issuers generally offer a higher rate of interest (and greater credit and interest rate risk) than U.S. government and U.S. government mortgage-related securities because they offer no direct or indirect government guarantees of payments. However, many issuers or servicers of mortgage-related securities guarantee, or provide insurance for, timely payment of interest and principal on such securities.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life. Like fixed income securities in general, mortgage-related securities will generally decline in price when interest rates rise. Rising interest rates also tend to discourage refinancing of home mortgages, with the result that the average life of mortgage-related securities held by a fund may be lengthened. As average life extends, price volatility generally increases. For that reason, extension of average life causes the market price of the mortgage-related securities to decrease further when interest rates rise than if the average lives were fixed. Conversely, when interest rates fall, mortgages may not enjoy as large a gain in market value due to prepayment risk. Prepayments in mortgages tend to increase, average life tends to decline and increases in value are correspondingly moderated.

PRIVATIZATION VOUCHERS

The International Equity Fund, International Equity Fund II, Global High Income Fund and Global Equity Fund may invest in privatization vouchers. Privation vouchers reflects a distribution scheme in which at least some shares of the ownership in state industrial enterprises could be transferred to private citizens for free. Organizations and enterprises may be prohibited from accepting privatization vouchers as instruments of payment for goods, services or work. However, privatization vouchers are otherwise negotiable instruments and they may be bought and sold on the market without restriction. Because there may be relatively few potential purchasers for these vouchers, especially under adverse market or economic conditions, these Funds could find it more difficult to sell the vouchers when the Adviser believes that it is advisable to do so or may be able to sell the vouchers only at prices lower than if the vouchers were more widely held. At times, it also may be more difficult to determine the fair value of the vouchers for purposes of computing the NAV of these Funds.

REAL ESTATE INVESTMENT TRUSTS ("REITS")

The International Equity Fund II, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund and Global Equity Fund may invest in shares of REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided that they comply with certain requirements under the Code. Each Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITs) are also subject to interest rate risks.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements on portfolio securities with member banks of the Federal Reserve System and certain non-bank dealers.
Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during such Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. However, if the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the retail price provided in the agreement, including interest.

In addition, although the Bankruptcy Code provides protection for most repurchase agreements, in the event that the other party to a repurchase agreement becomes bankrupt, the Fund may experience delay or be prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. To evaluate this risk, the Adviser has been delegated responsibility by each Board for monitoring the creditworthiness of those bank and non-bank dealers with which the Funds enter into repurchase agreements. A repurchase agreement is considered to be a loan under the 1940 Act. Under normal market conditions, a Fund may invest up to 20% of its total assets in repurchase agreements, although, for temporary defensive purposes, a Fund may invest in these agreements without limit.

RULE 144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

Each Fund may purchase securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with the requirements stated in Rule 144A under the 1933 Act (Rule 144A Securities) or sold pursuant to Section 4(2) of the 1933 Act (4(2) Commercial Paper). A Rule 144A Security or 4(2) Commercial Paper may be considered illiquid and therefore subject to a Fund's 15%
limitation on the purchase of illiquid securities, unless each Board or its delegate determines on an ongoing basis that an adequate trading market exists for the security. This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. Each Board has adopted guidelines and delegated to the Adviser the daily function of determining and monitoring liquidity of Rule 144A Securities and 4(2) Commercial Paper, although each Board retains ultimate responsibility for any determination regarding liquidity. Each Board will consider all factors in determining the liquidity of Rule 144A Securities and 4(2) Commercial Paper. Each Board will carefully monitor any investments by the Funds in Rule 144A Securities and 4(2) Commercial Paper.

PRIVATE PLACEMENTS

The International Equity Fund, International Equity Fund II and Global Equity Fund may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when the Adviser believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's NAV.

While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the 1933 Act, or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the 1933 Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the 1933 Act. A Fund may be deemed to be an underwriter for purposes of the 1933 Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.



ILLIQUID SECURITIES

Each Fund may purchase illiquid securities in an amount not to exceed 15% of its net assets. Illiquid Securities are those securities that each Board or its delegate determines on an ongoing basis do not have an adequate trading market; or for other reasons are not readily resalable; or comprise securities whose disposition is restricted by federal securities laws. Investment in restricted or other illiquid securities involves the risk that a Fund may be unable to sell such a security at the desired time. Also, a Fund may incur expenses, losses or delays in the process of registering restricted securities prior to resale.

SECURITIES OF OTHER INVESTMENT COMPANIES

Each Fund may invest in securities of other investment companies to the extent permitted under the 1940 Act. Investment by a Fund in the securities of other investment companies would involve the payment of duplicative fees (once with the Fund and again with the investment company in which the Fund invests).

SHORT SALES "AGAINST THE BOX"

In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. Each Fund may engage in short sales if at the time of the short sale such Fund owns or has the right to obtain an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Fund engages in a short sale, the collateral for the short position will be maintained by such Fund's custodian or qualified sub-custodian. While the short sale is open, a Fund will earmark or segregate an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute such Fund's long position. Not more than 10% of a Fund's net assets (taken at current value) may be held as collateral for such short sales at any one time. Whenever possible, a Fund will not earmark or segregate 144A securities.

The Funds do not intend to engage in short sales against the box for investment purposes. A Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when a Fund wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Funds will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

SWAPS, CAPS, FLOORS AND COLLARS

Among the transactions into which the Funds may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Interest rate swaps involve the exchange by the with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser believes such obligations do not constitute senior securities under the 1940 Act, and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a nationally recognized securities rating organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.


The Funds may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Funds would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Funds would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Funds would keep the stream of payments and would have no payment obligations. As the seller, the Funds would be subject to investment exposure on the notional amount of the swap.

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held it its portfolio, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk - that the seller may fail to satisfy its payment obligations to the Funds in the event of a default.

STRUCTURED NOTES

Each Fund may invest in Structured Notes. Structured Notes are derivative securities for which the amount of principal repayments and/or interest payments is based upon the movement of one or more "factors." These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR), stock and stock indices (such as the S&P 500). In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. Structured Notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade. Depending on the factor used and use of multipliers or deflators, however, changes in interest rates and movement of the factor may cause significant price fluctuations or may cause particular Structured Notes to become illiquid. A Fund would use Structured Notes to tailor its investments to the specific risks and returns an Adviser wishes to accept while avoiding or reducing certain other risks.

U.S. GOVERNMENT SECURITIES

Each Fund may invest in debt obligations of varying maturities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing
Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Funds also may invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, a Fund will invest in obligations issued by such an instrumentality only if its Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

UNRATED DEBT SECURITIES

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in unrated debt instruments of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market.
Sovereign debt of foreign governments is generally rated by country. Because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly, the Adviser may treat such securities as unrated debt. See the Appendix for a description of bond rating categories.

VARIABLE RATE INSTRUMENTS

The International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund and Global Equity Fund may invest in variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices and at specified intervals. Certain of these obligations may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. The Adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. Some of the demand instruments are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or a third party providing credit support. If a demand instrument is not traded in the secondary market, the Funds will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days, in which case the instrument will be characterized as "not readily marketable" and therefore illiquid. In the event that and issuer of such instruments were to default on its payment obligations, the Fund might be unable to dispose of the instrument because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

WARRANTS

The Funds may invest in warrants. The U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, and U.S. Multicap Fund may invest in equity warrants, index warrants and covered warrants. In addition, the International Equity Fund, International Equity Fund II, Global High Income Fund and Global Equity Fund may invest in warrants of international issuers. The Global Equity Fund, International Equity Fund and International Equity Fund II may each invest up to 10% of its net assets in warrants of international issuers but is limited to 5% of OTC warrants. International Equity Fund, International Equity Fund II, Global High Income Fund and Global Equity Fund may invest in equity warrants, index warrants, covered warrants, interest rate warrants and long term options of, or relating to, international issuers.

Warrants are securities that give the holder the right, but not the obligation, to subscribe for newly created equity issues (consisting of common and preferred stock, convertible preferred stock and warrants that themselves are only convertible into common, preferred or convertible preferred stock) of the issuing company or a related company at a fixed price either on a certain date or during a set period. The equity issue underlying an equity warrant is outstanding at the time the equity warrant is issued or is issued together with the warrant. At the time a Fund acquires an equity warrant convertible into a warrant, the terms and conditions under which the warrant received upon conversion can be exercised will have been determined; the warrant received upon conversion will only be convertible into a common, preferred or convertible preferred stock. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance.

Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (Euro-warrants). Equity warrants are traded on a number of European exchanges, principally in France, Germany, Japan, Netherlands, Switzerland and the United Kingdom, and in OTC markets. Since there is a readily available market for these securities, the Adviser of the Funds believes that international warrants should be considered a liquid investment.

Index warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, an equity index at a certain level over a fixed period of time. Index warrant transactions settle in cash.

Covered warrants are rights created by an issuer, typically a financial institution, normally entitling the holder to purchase from the issuer of the covered warrant outstanding securities of another company (or in some cases a basket of securities), which issuance may or may not have been authorized by the issuer or issuers of the securities underlying the covered warrants. In most cases, the holder of the covered warrant is entitled on its exercise to delivery of the underlying security, but in some cases the entitlement of the holder is to be paid in cash the difference between the value of the underlying security on the date of exercise and the strike price. The securities in respect of which covered warrants are issued are usually common stock, although they may entitle the holder to acquire warrants to acquire common stock. Covered warrants may be fully covered or partially covered. In the case of a fully covered warrant, the issuer of the warrant will beneficially own all of the underlying securities or will itself own warrants (which are typically issued by the issuer of the underlying securities in a separate transaction) to acquire the securities. The underlying securities or warrants are, in some cases, held by another member of the issuer's group or by a custodian or other fiduciary for the holders of the covered warrants.

Interest rate warrants are rights that are created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, a specific bond issue or an interest rate index (Bond Index) at a certain level over a fixed time period. Interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

Long term options operate much like covered warrants. Like covered warrants, long term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations. The Global Equity Fund and International Equity Fund will only acquire covered warrants, index warrants, interest rate warrants and long term options that are issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of such issuers on an on-going basis. Investment in these instruments involves the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or warrants to acquire the underlying security (or cash in lieu thereof). To reduce this risk, a Fund will limit its holdings of covered warrants, index warrants, interest rate warrants and long term options to those issued by entities that either have a class of outstanding debt securities that is rated investment grade or higher by a recognized rating service or otherwise are considered by its Adviser to have the capacity to meet their obligations to the Fund.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS


Each Fund may purchase securities on a when-issued basis and purchase or sell securities on a delayed-delivery basis. In these transactions, payment for and delivery of the securities occurs beyond the regular settlement dates, normally within 30-45 days after the transaction. A Fund will not enter into a when-issued or delayed-delivery transaction for the purpose of leverage, although, to the extent the Fund is fully invested, these transactions will have the same effect on NAV per share as leverage. A Fund may, however, sell the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive securities in a delayed-delivery transaction if its Adviser deems it advantageous to do so. The payment obligation and the interest rate that will be received in when-issued and delayed-delivery transactions are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. A Fund will not accrue income with respect to a debt security it has purchased on a when-issued or delayed-delivery basis prior to its stated delivery date but will continue to accrue income on a delayed-delivery security it has sold. When-issued securities may include securities purchased on a "when, as and if issued" basis under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. A Fund will earmark or segregate cash or liquid securities in an amount equal to the amount of its when-issued and delayed-delivery purchase commitments, and will segregate the securities underlying commitments to sell securities for delayed delivery. Placing securities rather than cash in the segregated account may have a leveraging effect on a Fund's net assets. Whenever possible, a Fund will not earmark or segregate 144A securities.


TEMPORARY DEFENSIVE POSITION

From time to time, the Funds may take a temporary defensive position in reaction to or in anticipation of market, industry and economic changes. During such times, any Fund may invest a large portion of its assets in short-term money market obligations. In addition, the Funds may invest all or any portion of its assets in U.S. government securities, including repurchase agreements with respect to such securities. The Funds may not achieve their investment objective when their assets are invested in this manner.

PORTFOLIO TURNOVER

The Funds do not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when a Fund deems it desirable to sell or purchase securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.


High rates of portfolio turnover can lead to increased taxable gains and higher expenses. Certain practices and circumstances could result in high portfolio turnover. For example, the volume of shareholder purchase and redemption orders, market conditions, or the Adviser's investment outlook may change over time. In addition, options on securities may be sold in anticipation of a decline in the price of the underlying security (market decline) or purchased in anticipation of a rise in the price of the underlying security (market rise) and later sold. For each of the two fiscal years ended October 31, 2005 and October 31, 2006, the International Equity Fund's portfolio turnover rate was 57% and 62%, respectively. For the eight-month period ended October 31, 2005 and the fiscal year ended October 31, 2006, the International Equity Fund II's portfolio turnover rate was 38% and 61%, respectively. For each of the two fiscal years ended October 31, 2005 and October 31, 2006, the Total Return Bond Fund's portfolio turnover rate was 202% and 411%, respectively. For each of the two fiscal years ended October 31, 2005 and October 31, 2006, the Global High Income Fund's portfolio turnover rate was 99% and 96%, respectively. For the three-month period ended October 31, 2006, the U.S. Microcap Fund's portfolio turnover rate was 19%. For the three-month period ended October 31, 2006, the U.S. Smallcap Fund's portfolio turnover rate was 13%. For the three-month period ended October 31, 2006, the U.S. Midcap Fund's portfolio turnover rate was 11%. For the three-month period ended October 31, 2006, the U.S. Multicap Fund's portfolio turnover rate was 15%. For each of the two fiscal years ended October 31, 2005 and October 31, 2006, the Global Equity Fund's portfolio turnover rate was 118% and 162%, respectively.


In an effort to utilize capital loss carryforwards, the Funds may engage in enhanced trading activity. This may result in additional trading costs, as well as increased portfolio turnover.

                             INVESTMENT LIMITATIONS

FOR THE TOTAL RETURN BOND FUND AND THE INTERNATIONAL EQUITY FUND

The investment limitations numbered 1 through 11 have been adopted with respect to the International Equity Fund and Total Return Bond Fund as fundamental policies and may not be changed with respect to a Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Funds may not:

1. Borrow money or issue senior securities except that a Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund's assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund's net assets and enter into repurchase agreements.

4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

5. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in real estate limited partnerships, oil, gas or mineral exploration or development programs or oil, gas and mineral leases, except that the Fund may invest in (a) fixed-income securities secured by real estate, mortgages or interests therein, (b)
securities of companies that invest in or sponsor oil, gas or mineral exploration or development programs and (c) futures contracts and related options and options on currencies. The entry into forward foreign currency exchange contracts is not and shall not be deemed to involve investing in commodities.

6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

7. Purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may (a) purchase or write options on securities, indices and currencies and (b) purchase or write options on futures contracts.

8. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

9. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

10. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

11. Invest more than 15% of the value of the Fund's total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

FOR THE INTERNATIONAL EQUITY FUND II

The investment limitations numbered 1 through 10 have been adopted as fundamental policies and may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Fund may not:

1. Borrow money or issue senior securities except that the Fund may borrow from banks for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 30% of the value of the Fund's total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any bank borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. Whenever such borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments (including roll-overs). For purposes of this restriction, (a) the deposit of assets in escrow in connection with the purchase of securities on a when-issued or delayed-delivery basis and (b) collateral arrangements with respect to options, futures or forward currency contracts will not be deemed to be borrowings or pledges of the Fund's assets.

2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities.

3. Make loans, except that the Fund may purchase or hold publicly distributed fixed-income securities, lend portfolio securities in an amount not exceeding 33-1/3% of the Fund's net assets and enter into repurchase agreements.

4. Underwrite any issue of securities except to the extent that the investment in restricted securities and the purchase of fixed-income securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

5. Purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

6. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in forward currency contracts, options and futures contracts and make short sales "against the box."

7. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

8. Purchase more than 10% of the voting securities of any one issuer, more than 10% of the securities of any class of any one issuer or more than 10% of the outstanding debt securities of any one issuer; provided that this limitation shall not apply to investments in U.S. government securities.

9. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the maintenance of margin in connection with options, forward contracts and futures contracts or related options will not be deemed to be a purchase of securities on margin.

10. Invest more than 15% of the value of the Fund's total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

FOR THE U.S. MICROCAP FUND, U.S. SMALLCAP FUND, U.S. MIDCAP FUND AND U.S. MULTICAP FUND

The investment limitations have been adopted with respect to the U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund as fundamental policies and may not be changed with respect to each Fund without the affirmative vote of the holders of a majority of that Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Funds may not:

1. issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

2. engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

3. underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

4. purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industries;

5. purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including REITs, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

6. purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts;

7. make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund's net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

8. with respect to 75% of the Funds' total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the voting securities of that issuer; and

9. purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

FOR THE GLOBAL HIGH INCOME FUND AND THE GLOBAL EQUITY FUND

The investment limitations below have been adopted with respect to the Global High Income Fund and the Global Equity Fund as fundamental policies and may not be changed with respect to each Fund without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares.

The Funds may not:

1. issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

2. engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

3. underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

4. purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industries;

5. purchase or sell real estate except the Fund may (i) hold and sell real estate acquired as a result of the Fund's ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

6. purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Fund's ownership of securities or other instrument; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and
(iv) purchase or sell futures contracts;

7. make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities in an amount not exceeding 33 1/3% of the Fund's net assets, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act; and

8. invest more than 15% of the value of the Fund's total assets in securities, which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, (a) repurchase agreements with maturities greater than seven days and (b) time deposits maturing in more than seven calendar days shall be considered illiquid.

In addition, the Global Equity Fund may not:

with respect to 75% of the Global Equity Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Global Equity Fund would hold more than 10% of the voting securities of that issuer.

THE FOLLOWING INVESTMENT LIMITATIONS HAVE BEEN ADOPTED WITH RESPECT TO THE GLOBAL HIGH INCOME FUND AS A NON-FUNDAMENTAL OPERATING POLICY. NON-FUNDAMENTAL INVESTMENT LIMITATIONS MAY BE CHANGED BY THE BOARD AT ANY TIME WITHOUT SHAREHOLDER APPROVAL.

(i) The Global High Income Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Global High Income Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Global High Income Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; (c) a pledge, mortgage or hypothecation of the Global High Income Fund's assets to secure its borrowings; or (d) a pledge of the Fund's assets to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute.

THE  FOLLOWING  INVESTMENT  LIMITATIONS  HAVE BEEN  ADOPTED  WITH RESPECT TO THE
GLOBAL EQUITY FUND AS A NON-FUNDAMENTAL OPERATING POLICY. NON-FUNDAMENTAL INVESTMENT LIMITATIONS MAY BE CHANGED BY THE BOARD AT ANY TIME WITHOUT SHAREHOLDER APPROVAL.

(i) The Global Equity Fund intends to borrow money only as a temporary measure for extraordinary or emergency purposes. In addition, the Fund may engage in reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques.

(ii) The following activities will not be considered to be issuing senior securities with respect to the Global Equity Fund: (a) collateral arrangements in connection with any type of option, futures contract, forward contract or swap; (b) collateral arrangements in connection with initial and variation margin; or (c) a pledge, mortgage or hypothecation of the Fund's assets to secure its borrowings.

FOR ALL FUNDS

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. It is the intention of the Funds, unless otherwise indicated, that with respect to the Funds' policies that are the result of the application of law the Funds will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

                   DISCLOSURE OF THE FUNDS' PORTFOLIO HOLDINGS

Each Board has adopted policies with respect to the disclosure of Fund portfolio holdings. Such policies and procedures regarding disclosure of portfolio securities are designed to prevent the misuse of material, non-public information about the Funds. As a general rule, no information concerning the portfolio holdings of the Funds may be disclosed to any unaffiliated third party except as provided below.

A Fund's top ten holdings as of month-end are available and posted on the Funds' website at http://www.us-funds.juliusbaer.com no earlier than five calendar days after such month's end. For their second and fourth fiscal quarters, the Funds publicly disclose a comprehensive schedule of a Fund's portfolio holdings as of such fiscal quarter-end, no earlier than the first business day falling thirty days and no later than sixty days after such quarter's end, by means of their annual and semi-annual reports. The Funds' annual and semi-annual reports, including their complete portfolio holdings, are sent to shareholders no more than sixty days' after the relevant period end. The Funds' annual and semi-annual reports are also filed with the SEC within ten days of being sent to shareholders. The Funds disclose complete portfolio holdings for their first and third fiscal quarters within sixty days of the relevant quarter end in their Form N-Q filings with the SEC. In addition, complete portfolio holdings of the Funds, except International Equity Fund, International Equity Fund II and Global Equity Fund, as of month-end are available and posted on the Funds' website at HTTP://WWW.US-FUNDS.JULIUSBAER.COM no earlier than the first business day following the next calendar month's end. Complete portfolio holdings of International Equity Fund, International Equity Fund II and Global Equity Fund as of each of the three month-ends within such Funds' fiscal quarter are available and posted on the Funds' website at HTTP://WWW.US-FUNDS.JULIUSBAER.COM after International Equity Fund, International Equity Fund II and Global Equity Fund files its respective Form N-Q or annual or semi-annual report for that particular fiscal quarter with the SEC. You may obtain a copy of the Funds' schedule of portfolio holdings or top ten holdings discussed above by accessing the information on the Funds' website at http://www.us-funds.juliusbaer.com. The Funds' SEC filings are available for viewing on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC's public reference room (information on the operation and terms of usage of the SEC public reference room is available at http://www.sec.gov/info/edgar/prrrules.htm or by calling 1-800-SEC-0330).

In addition to the disclosure of portfolio holdings, the Funds have adopted policies with respect to the disclosure of other information concerning the characteristics of a Fund's portfolio. The Funds can and may provide any information on a current basis as long as it does not include references to specific holdings. Any portfolio characteristic information of a Fund must clearly state that due to active management, the portfolio characteristics may or may not be reflective of the Fund's current holdings.

For some investment mandates, the portfolio of a Fund may be utilized as a "representative account" ("Fund Representative Account") so that the Fund's portfolio holdings may be disclosed to the Adviser's existing and prospective separate account clients, consultants and others. This disclosure of a Fund Representative Account's holdings is permitted provided that (a) the applicable Fund is not identified as being the Fund Representative Account in compliance with applicable laws and regulations and interpretive positions relating to mutual fund advertising and (b) such portfolio holdings were previously publicly disclosed in accordance with these policies. In addition, the Funds may distribute analytical information concerning a Fund Representative Account's portfolio as mentioned above with respect to information concerning characteristics of a Fund's portfolio, provided the applicable Fund is not identified in any manner as being the Fund Representative Account.

The portfolio holdings of the Funds and other information concerning Fund portfolio characteristics may be considered material, non-public information. In an effort to prevent the misuse of such information, the Funds have adopted a general policy not to selectively disclose to any person the portfolio holdings and related information of the Funds. As permitted by SEC rules, the Funds' policy of preventing selective disclosure of portfolio holdings does not apply to: (1) persons who owe a fiduciary or other duty of trust and confidence to the Funds (such as the Funds' legal counsel and independent registered public accounting firm); or (2) persons to whom disclosure is made in advancement of a legitimate business purpose of the Funds and who have expressly agreed in writing to maintain the disclosed information in confidence and to use it only in connection with the legitimate business purpose underlying the arrangement (such as arrangements described in the next paragraph). The Funds' policies provide that such parties are subject to duties of confidentiality imposed by law and/or contract.

Pursuant to this policy, for the legitimate business purposes stated below and in each case subject to a non-disclosure agreement, the Funds may enter into arrangements (and may enter into similar arrangements in the future) providing for more frequent than standard disclosure of portfolio holdings with the following: (1) vendors contracted by the Adviser to provide services relating to the Funds (such as translators, securities lending agents, statistical rating agencies, analytics firms engaged by the Adviser's investment teams, proxy evaluation vendors, pricing services, credit rating agencies, or entities that provide back-office service functions for the Adviser); (2) market data vendors (such as mutual fund ranking and rating organizations) for the purpose of facilitating such organizations' evaluations of the Funds and the public dissemination of rankings, ratings and other evaluations of the Funds by these organizations; (3) reputable investment management industry consultants for the purpose of facilitating their evaluation of the Funds and the public dissemination of their views concerning the Funds in a manner similar to market data vendors; (4) consultants to: (a) separate account clients and prospects,
(b) institutional fund shareholders and prospective shareholders and (c) retirement plans for the purpose of evaluating the capabilities of the Adviser in managing particular types of investment mandates; (5) industry trade groups such as the Investment Company Institute for the purpose of compiling and studying industry-wide data concerning mutual funds; and (6) analytical groups within brokerage firms or other intermediaries involved in the distribution of mutual fund shares for the purpose of performing initial and ongoing due diligence concerning the sale of the Funds through an intermediary's system. Additional categories involving legitimate business purpose may be added upon approval of each Board.

Separate accounts, unregistered commingled investment vehicles and registered investment companies that are managed or sub-advised by the Adviser in a similar manner to the Funds are subject to different portfolio holdings disclosure standards. Each client account of the Adviser is included within a composite of client accounts that are managed in a specific style and constructed in accordance with performance guidelines. For some styles, the portfolio of a client separate account or unregistered commingled investment pool may be utilized as a "representative account" ("Non-Fund Representative Account") so that its portfolio holdings may be disclosed in sales materials to existing and prospective separate account clients, consultants, registered investment advisers, broker dealer intermediaries and others. This disclosure of a Non-Fund Representative Account's holdings is permitted by the Adviser provided that (a) the applicable client or unregistered commingled investment pool is NOT identified as being the Non-Fund Representative Account and (b) the portfolio holdings are as of a month-end date and the information is provided no earlier than the first business day falling forty-five days after such month's end for International Equity Fund, International Equity Fund II and Global Equity Fund mandates and thirty days after such month's end for all other Fund mandates. The Adviser may and can provide any information on a current basis as long as it does not include references to specific holdings. Any portfolio characteristic information of a Non-Fund Representative Account must clearly indicate that due to active management, the portfolio characteristics may or may not be reflective of the Non-Fund Representative Account's current holdings. The Adviser's policies are not intended to prevent communications with clients concerning their accounts. Certain institutional funds and accounts managed by the Adviser have substantially similar investment objectives and policies to certain Funds that are generally available to the public and may therefore have substantially similar portfolio holdings.

Each Board may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in the Funds' disclosure policies. Proposals to disclose portfolio holdings must be authorized by the Funds' Chief Compliance Officer. Any such authorizations will be for legitimate business purposes and disclosed to the Board no later than its next regularly scheduled quarterly meeting.

The foregoing portfolio holdings disclosure policies are designed to provide useful information concerning the Funds to existing and prospective Fund shareholders while at the same time inhibiting the improper use of portfolio holdings information in trading in shares of the Funds and/or in portfolio securities held by the Funds. However, there can be no assurance that the provision of any portfolio holdings information is not susceptible to inappropriate uses (such as the development of "market timing" models), particularly in the hands of highly sophisticated investors, or that it will not in fact be used in such ways beyond the control of the Funds.

Each Fund will provide material non-public holdings information to third-parties that, (i) calculate information derived from holdings either for use by JBIM or by firms that supply their analyses of holdings (but not the holdings themselves) to their clients (including sponsors of retirement plans or their consultants and analytical groups within brokerage firms or other intermediaries), and (ii) enter into confidentiality agreements that generally provide that (a) the portfolio information is the confidential property of the Funds and may not be shared or used directly or indirectly for any purpose except as expressly provided in the confidentiality agreement; (b) the recipient of the portfolio information agrees to limit access to the portfolio information to its employees (and agents) who, on a need to know basis, (i) are authorized to have access to the portfolio information and (ii) are subject to confidentiality obligations no less restrictive than the confidentiality obligations contained in the confidentiality agreement; (c) the disclosure to any third party of the name or other identifying information with respect to any security included in the portfolio information is prohibited during the confidentiality period; (d) upon written request, the recipient agrees to promptly return or destroy, as directed, the portfolio information; and (e) portfolio information may be deemed to no longer be confidential if (i) it is already known to the recipient prior to disclosure by the Funds, (ii) it becomes publicly known without breach of the confidentiality agreement by the recipient,
(iii) it is received from a third party and, to the knowledge of the recipient, the disclosure by such third party is not a breach of any agreement to which such third party is subject, or (iv) it is authorized by the Funds to be disclosed. In addition, confidentiality agreements should clearly state the legitimate business purpose. Any confidentiality agreement must be in form and substance acceptable to the Funds' Chief Compliance Officer. The Funds' Chief Compliance Officer may deviate from these minimum provisions if he or she believes that such deviations are reasonable and consistent with reasonably protecting the confidentiality of the Funds' portfolio information. The entities that may receive the information for the Funds as described above are: Factset, Vestek and Bloomberg (each, complete holdings daily). In addition, Wachovia may receive complete portfolio holdings of International Equity Fund II as of each calendar quarter thirty days after such quarter-end A Fund may also disclose to an issuer the number of shares of the issuer (or percentage of outstanding shares) held by the Fund. Except as discussed above, each Fund may provide to ratings and rankings organizations the same information at the same time that it is made publicly available under the Funds' policies.

In addition, material non-public holdings information may be provided as part of the normal investment activities of each Fund to: the administrator; auditors; the custodian; the securities lending agent; commission-recapture program administrator; the pricing vendor(s); the proxy voting agent; broker-dealers in connection requests for price quotations or bids on one or more securities; legal counsel to the Funds or the non-interested trustees or non-interested directors; regulatory authorities; and parties to litigation. The entities to whom each Fund voluntarily provides holdings information, either by explicit agreement or by virtue of their respective duties to each Fund, are required to maintain the confidentiality of the information disclosed.

                             MANAGEMENT OF THE FUNDS

BOARDS OF TRUSTEES AND DIRECTORS

Overall responsibility for management and supervision of the Funds rests with the Trustees, Directors and officers of the Funds. The Boards are composed of persons experienced in financial matters who meet throughout the year to oversee the activities of the Funds. The Trustees or Directors approve all significant agreements between the Funds and the persons and companies that furnish services to the Funds, including agreements with its distributor, custodian, transfer agent, investment adviser, and administrator. The day-to-day operations of the Funds are delegated to the Adviser.

TRUSTEES, DIRECTORS AND OFFICERS

The names of the Trustees, Directors and officers of the Funds, their addresses, dates of birth, principal occupations during the past five years and other affiliations are set forth below. The Fund Complex, referred to in the charts below, is comprised of the eight series of the Trust and the Global Equity Fund ("GEF").

INDEPENDENT TRUSTEES AND DIRECTORS:

------------------------------------------------------------------------------------------------------------------------------------
   NAME, DATE OF BIRTH AND        POSITIONS AND TERM     PRINCIPAL OCCUPATION(S)     NUMBER OF PORTFOLIOS IN           OTHER
           ADDRESS               OF OFFICE(1) WITH THE   DURING PAST FIVE YEARS     FUND FAMILY OVERSEEN BY   DIRECTORSHIPS(2) HELD
                                        FUNDS                                          TRUSTEE OR DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Gerard J.M. Vlak                Trustee of the Trust   Retired                                  9              The Rouse Company
(September 28, 1933)            since June 1992.                                                               (1996 - present)
 330 Madison Avenue             Director of GEF
New York, New York 10017        since November 2004.
                                Chairman of the Fund
                                Complex since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Harvey B. Kaplan                Trustee of the Trust   Retired since 2006;                      9              None
(September 22, 1937)            since December 1995;   Controller (Chief Financial
330 Madison Avenue              Director of GEF        Officer), Easter Unlimited,
New York, New York 10017        since July 1990.       Inc. (toy company)
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Matthews              Trustee of the Trust   Partner, Matthews & Co.                  9              None
(October 16, 1943)              since June 1992;       (certified public
330 Madison Avenue              Director of GEF        accountants)
New York, New York 10017        since June 2002.
------------------------------------------------------------------------------------------------------------------------------------
Peter Wolfram                   Trustee of the Trust   Partner, Kelley Drye &                   9              None
(April 2, 1953)                 since June 1992;       Warren (law firm)
330 Madison Avenue              Director of GEF
New York, New York 10017        since November 2004.
------------------------------------------------------------------------------------------------------------------------------------
Antoine Bernheim                Trustee of the Trust   President, Dome Capital                  9              None
(May 30, 1953)                  since November 2004;   Management, Inc.; Chairman,
330 Madison Avenue              Director of GEF        Dome Securities Corp.
New York, New York 10017        since July 1990.
------------------------------------------------------------------------------------------------------------------------------------
Thomas Gibbons                  Trustee of the Trust   President, Cornerstone                   9              None
(June 1, 1947)                  since November 2004;   Associates Management
330 Madison Avenue              Director of GEF        (Consulting Firm)
New York, New York 10017        since December 1993.
------------------------------------------------------------------------------------------------------------------------------------
Robert J. McGuire               Trustee of the Trust   Self-employed, 1998 to                   9              Director of  Mutual
(December 8, 1936)              since June 2006;       present. Counsel, Morvillo,                             of America Investment
330 Madison Avenue              Director of GEF        Abramowitz, Grand, Iason &                              Corp., Six Flags,
New York, New York              since 2006.            Silberberg, P.C., 1998 to                               Inc. (entertainment),
10017                                                  2005. Director, Emigrant                                Protection One, Inc.
                                                                                                               (Security Systems),
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       Savings Bank, 1988 to                                   GAM Funds, Inc., GAM
                                                       2003.  Director, Brazilian                              Avalon Multi-Strategy
                                                       Equity Fund, 1998-2005;                                 (TEI), LLC; GAM
                                                       Director, Trump Hotel and                               Avalon Lancelot, LLC;
                                                       Casino Resorts, 2001-2005.                              GAM Institutional
                                                       Director (since 1984) and                               Multi-Strategy, LLC;
                                                       President (since 1997),                                 and GAM
                                                       Police Athletic League.                                 Multi-Strategy
                                                       Director, Volunteers of                                 Investments, LLC.
                                                       Legal Services, 1995 to
                                                       2003. Director, Office of
                                                       the Appellate Defender,
                                                       1995 to 2003.
------------------------------------------------------------------------------------------------------------------------------------

1 Each Trustee/Director serves during the lifetime of the Trust/GEF or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds' shareholders/stockholders and until the election and qualification of his or her successor.
2 Directorships include public companies and any company registered as an investment company.

INTERESTED TRUSTEES AND DIRECTORS:

------------------------------------------------------------------------------------------------------------------------------------
   NAME, DATE OF BIRTH AND     POSITION AND TERM OF     PRINCIPAL OCCUPATION(S)     NUMBER OF PORTFOLIOS IN   OTHER DIRECTORSHIPS(2)
           ADDRESS                   OFFICE(1)           DURING PAST FIVE YEARS     FUND FAMILY OVERSEEN BY            HELD
                                                                                      TRUSTEE OR DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Glen Wisher(3)                 Trustee of the Trust   CEO of Julius Baer Americas              9              None
(October 10, 1963)             since September        (since May 2004); Managing
330 Madison Avenue             2005; Director of      Director & Head of
New York, NY 10017             GEF (Class I) since    Institutional Asset
                               December 2005.         Management Americas of
                                                      Julius Baer Americas
                                                      (October 2001-June 2004).
                                                      Director of Fixed Income
                                                      (London)
                                                      (January 2001 - October
                                                      2001)
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee/Director serves during the lifetime of the Trust/GEF or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Funds' shareholders/stockholders and until the election and qualification of his or her successor.
(2) Directorships include public companies and any company registered as an investment company.
(3) Mr. Wisher is an interested trustee because he is an employee of Julius Baer Americas.

OFFICERS OF FUNDS:

The business address for each officer of the Funds, except Ms. Sanders, Mr. Frost, Ms. McFarlane and Mr. McVoy is Julius Baer Investment Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Ms. Sanders, Mr. Frost and Ms. McFarlane is Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts, 02116. The business address for Mr. McVoy is U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

--------------------------------------------------------------------------------------------------------------------------------
   NAME, DATE OF BIRTH AND        LENGTH OF TIME SERVED                              PRINCIPAL OCCUPATION(S)
       POSITION(S) HELD           AS FUND OFFICER(1, 2)                              DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------------------------------
Anthony Williams                  Officer for the Funds     o    Chief Executive Officer of Julius Baer Investment
(March 15, 1964)                       since 2004.               Management LLC (formerly Julius Baer Investment Management,
President                                                        Inc.) and Asset Management Americas (since 2004)
                                                            o    Head of Asset Management Americas and Chief Operating
                                                                 Officer, Julius Baer Investment Management LLC (since 2003)
                                                            o    Director and Head of Cross Border Strategies, JP Morgan

----------------------------------------------------------------------------------------------------------------------------------
                                                                 Fleming Asset Management (1989-2002)
                                                            o    Chief Operating Officer, JP Morgan Fleming Asset
                                                                 Management (1998-2001)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Denise Downey                     Officer for the Funds     o    First Vice President, Director, Institutional Investments,
(September 1, 1961)                    since 1995.               Julius Baer Investment Management LLC (2002 - present)
Vice President                                              o    First Vice President, Head of Product Development, Bank
                                                                 Julius Baer (2001-2002)
                                                            o    Vice President, Deputy Chief Investment Officer, Bank
                                                                 Julius Baer (1995-2001)
----------------------------------------------------------------------------------------------------------------------------------
Greg Hopper                       Officer for the Trust     o    First Vice President of Julius Baer Investment Management
(March 24, 1957)                       since 2002.               LLC (2002-present)
Vice President                                              o    Senior Vice President and High Yield Bond Portfolio
                                                                 Manager,  Zurich Scudder Investments (2000 -2002)
                                                            o    High Yield Bond Portfolio Manager, Harris Investment
                                                                 Management (1999-2000)
----------------------------------------------------------------------------------------------------------------------------------
Samuel Dedio                      Officer for the Funds     o    Senior Portfolio Manager and First Vice President of the
(June 4, 1966)                         since 2006.               Adviser of Julius Baer Investment Management LLC (2006-present)
Vice President                                              o    Managing Director, Co-Lead Portfolio Manager and Co-Head,
                                                                 Deutsche Asset Management (1999-2006).
----------------------------------------------------------------------------------------------------------------------------------
Richard C. Pell                   Officer for the Trust     o    Senior Vice President and Chief Investment Officer of
(September 21, 1954)               since 1995; for GEF,          Julius Baer Investment Management LLC (1995-present)
Vice President                         since 2004.
----------------------------------------------------------------------------------------------------------------------------------
Donald Quigley                    Officer for the Trust     o    Vice President and Head of Global Fixed-Income Management
(January 13, 1965)                     since 2001.               for Julius Baer Investment Management LLC (2001 - present)
Vice President                                              o    Fixed Income Trader for Chase Asset Management (1993-2001)
----------------------------------------------------------------------------------------------------------------------------------
Rudolph-Riad Younes               Officer for the Trust     o    Senior Vice President and Head of International Equity
(September 25, 1961)                 since 1997; for GEF,        Management of Julius Baer Investment Management LLC
Vice President                           since 2004.             (1993-present)
----------------------------------------------------------------------------------------------------------------------------------
Keith Walter                      Officer for the Trust     o    First Vice President, Julius Baer Investment Management
(June 17, 1968)                        since 2006.               LLC (2000-present)
Vice President
----------------------------------------------------------------------------------------------------------------------------------
Craig M. Giunta                   Officer for the Funds     o    Vice President, Julius Baer Investment Management LLC
(December 20, 1971)                    since 2003.               (2002-present)
Chief Financial Officer                                     o    Assistant Vice President, Bank Julius Baer & Co., Ltd. New
                                                                 York Branch (2001 -2002)
                                                            o    Supervisor of Fund Accounting, Neuberger Berman LLC
                                                                 (1994-2001)
----------------------------------------------------------------------------------------------------------------------------------
Alex Bogaenko                     Officer for the Funds     o    Vice President, Julius Baer Investment Management LLC
(April 13, 1963)                       since 2005.               (2005 - present)
Treasurer                                                   o    Manager of Accounting and Director of Portfolio
                                                                 Administration of Van Eck Global (1995-2005)
----------------------------------------------------------------------------------------------------------------------------------
John Whilesmith                   Officer for the Funds     o    Vice President, Julius Baer Investment Management LLC
(March 8, 1967)                        since 2005.               (2005 - present)
Secretary                                                   o    Compliance Officer, Morgan Stanley Investment Management
                                                                 (2002-2005)
                                                            o    Vice President, Internal Audit, Deutsche Bank, NA
                                                                 (1997-2002)
----------------------------------------------------------------------------------------------------------------------------------
Michael K. Quain                  Officer for the Funds     o    First Vice President of Julius Baer Investment Management
(July 6, 1957)                         since 2004.               LLC (since August 2002)
Chief Compliance Officer                                    o    First Vice President of Julius Baer Securities Inc. (1998 - 2002)
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                            o    First Vice President, Bank Julius Baer & Co., Ltd. New
                                                                 York Branch, (1998 -2002)
                                                            o    President and Chief Executive Officer of Julius Baer
                                                                 Global Equity Fund (formerly, The European Warrant Fund, Inc)
                                                                 (1997-2004)
                                                            o    President and Chief Executive Officer of Julius Baer
                                                                 Investment Funds LLC (1998-2004)
--------------------------------------------------------------------------------------------------------------------------------
Michael McVoy                      Officer for the Funds    o    Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.)
(August 8, 1957)                       since 2004.               (1986-present)
Anti-Money Laundering Officer                               o    Senior Vice President and Risk Manager for U.S. Bancorp
                                                                 (1999-present)
--------------------------------------------------------------------------------------------------------------------------------
Dorothy Sanders                   Officer for the Funds     o    Director, Mutual Fund Administration, Investors Bank &
(May 18, 1955)                         since 2005.               Trust Company (2004-Present)
Assistant Secretary                                         o    Chief Legal Officer of Fred Algers (2000-2004)
--------------------------------------------------------------------------------------------------------------------------------
Rainer L.C. Frost                 Officer for the Funds     o    Director and Counsel, Investors Bank & Trust Company
(March 5, 1957)                        since 2005.               (since June 2005)
Assistant Secretary                                         o    Principal and General Counsel, Clarity Group (2000-2005)
                                                            o    Chief Administrative Officer, Executive Vice President and
                                                                 General Counsel, GoldK, Inc. (2001-2002)
                                                            o    Chief Executive Officer, Norfox Software, Inc. (1999-2000)
--------------------------------------------------------------------------------------------------------------------------------
Victoria McFarlane                Officer for the Funds     o    Director, Mutual Fund Administration, Investors Bank &
(October 2, 1966)                      since 2003.               Trust Company (2001 - present)
Assistant Treasurer                                         o    Manager/Assistant Vice President of Fund Treasury for MFS
                                                                 Investment Services (1997 - 2001)
--------------------------------------------------------------------------------------------------------------------------------

(1) Each officer of the Global Equity Fund is elected for a term of 1 year and until his or her successor is duly elected and qualified.
(2) Pursuant to the Trust's By-laws, officers of the Trust are elected by the Board of Trustees to hold such office until his or her successor is chosen and qualified, or until they resign or are removed from office.

SHARE OWNERSHIP IN THE FUND COMPLEX AS OF DECEMBER 31, 2006


                                                                     DOLLAR RANGE OF EQUITY         AGGREGATE DOLLAR RANGE OF
                                     DOLLAR RANGE OF EQUITY         SECURITIES IN THE GLOBAL        EQUITY SECURITIES IN ALL
    NAME OF TRUSTEE/DIRECTOR         SECURITIES IN THE TRUST               EQUITY FUND               FUNDS OF THE FUND FAMILY
DISINTERESTED TRUSTEES/DIRECTORS

Harvey B. Kaplan                    International Equity Fund           $10,001 - $50,000               $50,001 - $100,000
                                        $10,001 - $50,000
                                      Total Return Bond Fund
                                        $10,001 - $50,000

Robert S. Matthews                  International Equity Fund              $1 - $10,000                   Over $100,000
                                          Over $100,000
                                   International Equity Fund II
                                          Over $100,000
                                     Global High Income Fund
                                           $1 - $10,000

Gerard J.M. Vlak                               None                            None                            None

Peter Wolfram                                  None                     $10,001 - $50,000               $10,001 - $50,000

Antoine Bernheim                   International Equity Fund II                None                     $10,001 - $50,000
                                        $10,001 - $50,000
Thomas Gibbons                                 None                     $10,001 - $50,000               $10,001 - $50,000

Robert J. McGuire                              None                            None                            None

INTERESTED TRUSTEES/DIRECTORS

Glen Wisher                         International Equity Fund             Over $100,000                   Over $100,000
                                        $10,001 - $50,000
                                   International Equity Fund II
                                           Over $100,000
                                     Global High Income Fund
                                        $50,001 - $100,000
                                      Total Return Bond Fund
                                          Over $100,000


Both the Trust and Global Equity Fund have Audit Committees consisting of Messrs. Matthews (Chairman), Kaplan and McGuire who are Directors and Trustees who are not "interested persons" of the Boards as defined by the 1940 Act ("Independent Board members"). As set forth in its respective charter, the primary duties of the Audit Committees are: 1) to recommend to the Board auditors to be retained for the next fiscal year, 2) to meet with the Funds' independent registered public accounting firms as necessary, 3) to consider the effect upon each Fund of any changes in accounting principles or practices proposed by the Adviser or the auditors, 4) to review the fees charged by the auditors for audit and non-audit services, 5) to investigate improprieties or suspected improprieties in each Fund's operations, 6) to review the findings of SEC examinations and consult with the Adviser on appropriate responses, and 7) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committees may deem necessary or appropriate. Each Audit Committee met two times during the fiscal year ended October 31, 2006.

Both the Trust  and  Global  Equity  Fund have  Nominating  Committees  that are
comprised  of  Messrs.   Gibbons  (Chairman),   Kaplan  and  Bernheim,  who  are
Independent Board members. As set forth in its respective charter, the Nominating Committees' primary responsibility is to nominate candidates when there is a vacancy on the respective Board. Both the Trust's and the Global Equity Fund's Nominating Committees met once during the fiscal year ended October 31, 2006.

The Funds' Nominating Committees receive, review and maintain files of individuals qualified to be recommended as nominees for election as Trustees, including any recommendations proposed by shareholders, and presents recommendations to the Board. The Nominating Committees evaluate the candidates' qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Funds' Adviser and other principal service providers. The minimum qualifications and standards that the Funds seek for nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from board fees, and familiarity with financial statements and basic investment principles.

The Nominating Committees will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Secretary of the Funds. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("1934 Act"), to be considered by the Nominating Committees. In evaluating a candidate recommended by a shareholder, the Nominating Committees, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. The Nominating Committees also review the compensation arrangements for the Independent Board members.

Both the Trust and Global Equity Fund have Compensation Committees, which are sub-committees of the Nominating Committees. The members of the Compensation Committees are Messrs. McGuire (Chairman), Matthews and Wolfram.

Both the Trust and Global Equity Fund have standing Valuation Committees, which are comprised of Messrs. Matthews (Co-Chairman), Kaplan (Co-Chairman) and Wolfram, who are all Independent Board members. As set forth in its respective charter, the Valuation Committees' primary responsibility is to make fair value determinations on behalf of the Board. The Valuation Committees met four times during the fiscal year ended October 31, 2006. The Valuation Committees meet as necessary.

Both the Trust and Global Equity Fund have Administrative Service Committees, which is comprised of Messrs. Gibbons (Chairman) and Wolfram. In additional to other responsibilities, the Administrative Service Committees shall review contracts with the Administrator, Custodian, Transfer Agent, and Distributor/Principal Underwriter prior to submission to the full board for approval. The Administrative Service Committees met one time during the fiscal year ended October 31, 2006. The Administrative Service Committees meet as necessary.

On November 7, 2005, the Board of the Trust and Global Equity Fund ratified the approval of the formation of an Annual Advisory Contract Approval Committee, which is comprised of Messrs. Bernheim (Chairman) and Gibbons. In additional to other responsibilities, the Annual Advisory Contract Approval Committee shall gather and review information necessary to evaluate the terms of the advisory agreements on an annual basis prior to submission of the advisory agreement to the full board for approval. In addition, this committee shall periodically review the Chief Compliance Officer's process of reviewing the Adviser's compliance program. The Annual Contract Approval Committees met once during the fiscal year ended October 31, 2006. The Annual Contract Approval Committees meet as necessary.

On September 27, 2006, the Board of the Trust and Global Equity Fund ratified the approval of the formation of a Compliance Committee, which is comprised of Messrs. Vlak (Chairman), Bernheim and McGuire. In additional to other responsibilities, the Compliance Committees shall periodically review the (i) Chief Compliance Officer's process of reviewing each service provider's compliance programs; (ii) any violations of the Code of Ethics; (iii) any proposed plans of Fund mergers, sales, acquisitions, conversions or other similar transactions for the Funds or their Adviser; (iv) any compliance matter brought to its attention; (v) all audits by and reply letters to the Securities and Exchange Commission; and (vi) forensic testing by the Chief Compliance Officer. The Compliance Committees met once during the fiscal year ended October 31, 2006. The Compliance Committees meet as necessary.

No  director,  officer  or  employee  of  the  Adviser,  the  Distributor,   the
Administrator, or any parent or subsidiary thereof receives any compensation from the Funds for serving as an officer, Trustee or Director.

The following table shows the compensation paid to each Trustee or Director of the Funds who was not an affiliated person of the Funds for the fiscal year ended October 31, 2006.


Name of Trustee/Director                Harvey B.     Robert S.     Gerald J.M.      Peter       Antoine      Thomas       Robert
                                         Kaplan       Matthews         Vlak         Wolfram      Bernheim     Gibbons      McGuire
Compensation from the Trust (eight       $75,500      $84,500        $106,500       $63,500      $75,000      $82,000      $19,000
Funds)

Compensation from the Global Equity      $10,375      $10,375        $10,375        $10,375      $10,375      $10,375      $3,250
Fund

Pension or Retirement Benefits            None          None           None           None         None        None         None
Accrued as Part of the Trust's
Expenses

Estimated Annual Benefit Upon             None          None           None           None         None        None         None
Retirement

Total Compensation from the Trust        $85,875      $94,875        $116,875       $73,875      $85,375      $92,375      $22,250
and the Global Equity Fund

Effective January 1, 2007, the Independent Board members are paid an annual retainer of $100,000 for their service to the Funds. The Funds also reimburse the Independent Board members for travel and out-of-pocket expenses related to meetings. The Chairman of the Funds receives $20,000 per annum over and above the annual retainer. The Independent Board member, who serves as Chairman to both the Audit and Valuation Committees of the Funds, receives $4,000 per annum over and above the annual retainer.

INVESTMENT ADVISORY AND OTHER SERVICES
INVESTMENT ADVISER

Julius Baer Investment Management LLC (the "Adviser" or "JBIM"), 330 Madison Avenue, New York, NY 10017. The Adviser is a registered investment adviser and a majority owned subsidiary of Julius Baer Securities Inc. ("JBS"). JBS, located at 330 Madison Avenue, New York, NY 10017, is a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland.

JBIM has entered into investment advisory agreements (each an "Advisory Agreement" and collectively, the "Advisory Agreements") with each of the Funds.

The Advisory Agreements provide that JBIM, as Adviser, in return for its fee, and subject to the control and supervision of each Board and in conformity with the investment objectives and policies of the Funds set forth in the Funds' current registration statement and any other policies established by each Board, will manage the investment and reinvestment of assets of the Funds. In this regard, it is the responsibility of the Adviser to make investment decisions for the Funds and to place the Funds' purchase and sale orders for investment securities. In addition to making investment decisions, the Adviser exercises voting rights in respect of portfolio securities for the Funds. Under the Advisory Agreements, the Adviser provides at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Advisory Agreements, but excluding pricing and bookkeeping services. The Adviser also provides the Funds with investment research and whatever statistical information the Funds may reasonably request with respect to securities each Fund holds or contemplates purchasing.

The Advisory Agreements provide that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser, or (ii) reckless disregard by the Adviser of its obligations and duties under the Advisory Agreements, the Adviser shall not be liable to the Trust the Global Equity Fund, any of the Funds, or to any Shareholder, for any act or omission in the course of, or connected with, rendering services under the Advisory Agreements. The Adviser is indemnified by the Funds under the Advisory Agreements.

The Advisory Agreements provide that the Adviser will use its best efforts to seek the best overall terms available when executing transactions for the Funds and selecting brokers or dealers. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in the 1934 Act, Section 28(e)) provided to the Funds and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

The Advisory Agreements remain in effect for an initial period of two years from the date of effectiveness with respect to each Fund, and, unless earlier terminated, continues in effect from year to year thereafter, but only so long as each such continuance is specifically approved annually by each Board or by vote of the holders of a majority of the relevant each Fund's outstanding voting securities, and by the vote of a majority of the Independent Board Members. The Advisory Agreements may be terminated at any time, without payment of any penalty, by vote of the relevant Board, by vote of a majority of the outstanding voting securities of the relevant Fund, or by the Adviser, in each case on 60 days' written notice. As required by the 1940 Act, the Advisory Agreements will automatically terminate in the event of its assignment.

At a meeting held on April 5, 2006, the Board of the Trust and the Board of the Global Equity Fund approved the renewals of the Advisory Agreements with the Adviser for the International Equity Fund, International Equity Fund II, Total Return Bond Fund Global High Income Fund and Global Equity Fund until April 30, 2007. At a meeting held on December 20, 2006, the Adviser also contractually agreed to continue to reimburse certain expenses of the Total Return Bond Fund, Global High Income Fund and Global Equity Fund through February 28, 2008.

At a meeting held on June 28, 2006, the Board of the Trust approved a Investment Advisor Agreement for the U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund until June 28, 2007. The Advisor also contractually agreed to reimburse certain expenses of these four Funds through February 28, 2008.

Under the terms of the Advisory Agreements, JBIM is entitled to annual fees equal based on the average daily net assets:

International Equity Fund
     From 4/1/05
       Of the first $7.5 billion in average daily net assets               0.90%
       On next $2.5 billion in average daily net assets                    0.88%
       On average daily net assets over $10 billion                        0.85%

     From 3/1/03 to 4/1/05                                                 0.90%

International Equity Fund II                                               0.90%

Total Return Bond Fund
     From 1/1/05                                                           0.45%
     From 3/1/03 to 12/31/04                                               0.65%

Global High Income Fund                                                    0.75%

U.S. Microcap Fund                                                         1.25%

U.S. Smallcap Fund                                                         0.95%

U.S. Midcap Fund                                                           0.80%

U.S. Multicap Fund                                                         0.75%

Global Equity Fund                                                         0.90%

EXPENSE LIMITATION AGREEMENTS

Pursuant to various Expense Limitation Agreements, JBIM has agreed to reimburse certain expenses of the Total Return Bond Fund, Global High Income Fund, the U.S. Equity Funds and Global Equity Fund through February 28, 2008, so that the total annual operating expenses of the Funds are limited to certain basis points of the average daily net assets of each Fund, as specified in the table below. This arrangement does not cover interest, taxes, brokerage commissions, and extraordinary expenses. These Funds have agreed to repay JBIM for expenses reimbursed to the Funds provided that repayment does not cause these Funds' annual operating expenses to exceed the expense limitation. Any such repayment must be made within three years after the year in which JBIM incurred the expense.

                                                      CLASS A            CLASS I
                                                      -------            -------

Total Return Bond Fund                                 0.69%              0.44%
Global High Income Fund                                1.00%              0.75%
U.S. Micocap Fund                                      1.80%              1.50%
U.S. Smallcap Fund                                     1.50%              1.20%
U.S. Midcap Fund                                       1.35%              1.05%
U.S. Multicap Fund                                     1.30%              1.00%
Global Equity Fund                                     1.40%              1.15%

The following table states the fees pursuant to the Advisory Agreements for the last three fiscal years ended October 31, for the International Equity Fund, Total Return Bond Fund and Global High Income Fund. In addition, the table includes Advisory fees, for the period from commencement of operation through October 31, 2005 and the year ended October 31, 2006, for the International Equity Fund II. The table also includes Advisory fees, the period from commencement of operation through October 31, 2006, for the U.S. Equity Funds. Lastly, the table also provides Advisory fees for the period ended October 31, 2004 and the years end October 31, 2005 and 2006 for the Global Equity Fund.

International Equity Fund


                                                 Gross                     Waiver/Reimbursement                      Net
Year Ended 10/31/04                           $47,819,496                           $0                           $47,819,496
Year Ended 10/31/05                           109,831,650                            0                           109,831,650
Year Ended 10/31/06                           160,073,776                            0                           160,073,776

International Equity Fund II

Period Ended 10/31/05                           $631,662                          $403,870                          $227,792
Year Ended 10/31/06                            15,571,583                             0                            15,571,583

The Inception date is May 4, 2005 for the International Equity Fund II's Class A and I shares.

Total Return Bond Fund

Year Ended 10/31/04                            $ 514,134                            $0                             $514,134
Year Ended 10/31/05                             777,219                           292,108                          485,111
Year Ended 10/31/06                            1,426,234                          386,741                         1,039,493

Global High Income Fund

Period Ended 10/31/04                           $588,781                            $0                             $588,781
Period Ended 10/31/05                           503,404                           28,038                           475,366
Period Ended 10/31/06                           389,284                           143,847                          245,437

U.S. Microcap Fund

Period Ended 10/31/06                            $17,748                           $37,233                         $(19,485)

The Inception date is July 24, 2006 for the U.S.  Microcap  Fund's Class A and I shares.

U.S. Smallcap Fund

Period Ended 10/31/06                            $13,527                           $37,032                         $(23,505)

The Inception date is July 24, 2006 for the U.S.  Smallcap  Fund's Class A and I shares.

U.S. Midcap Fund

Period Ended 10/31/06                            $11,459                           $35,848                         $(24,389)

The  Inception  date is July 24, 2006 for the U.S.  Midcap  Fund's Class A and I shares.

U.S. Mulitcap Fund

Period Ended 10/31/06                            $10,720                           $35,018                         $(24,298)

The Inception date is July 24, 2006 for the U.S.  Multicap  Fund's Class A and I shares.

Global Equity Fund

Period Ended 10/31/04                           $198,537                         $253,584                         $(55,047)
Year Ended 10/31/05                             362,662                           582,696                         (220,034)
Year Ended 10/31/06                             483,185                           422,846                           60,339

For the fiscal year ended March 31, 2004 and the period from April 1, 2004 to June 30, 2004, the Global Equity Fund paid advisory fees to Julius Baer Securities, Inc. (the Global Equity Fund's investment adviser during those time periods) of $421,191 and 513,754, respectively. After the Fund's conversion to an open-end fund on June 30, 2004, it changed fiscal year ends to October 31.


In addition to the Adviser's waivers and reimbursements, the Adviser and its affiliates may pay from their own resources compensation for marketing, and/or investor servicing including but not limited to handling potential investor questions concerning the Funds, assistance in the enhancement of relations and communications between the Funds and investors, assisting in the establishment and maintenance of investor accounts with the Funds and providing such other services that in the Adviser's view will assist a Fund's investors in establishing and maintaining a relationship with the Fund. See "Processing Organization Support Payments."

PORTFOLIO MANAGERS


Messrs. Younes and Pell are responsible for the day-to-day management of the International Equity Fund and International Equity Fund II. Messrs. Quigley and Pell are responsible for the day-to-day management of the Total Return Bond Fund. Mr. Hopper is responsible for the day-to-day management of the Global High Income Fund. Mr. Dedio is responsible for the day-to-day management of U.S. Microcap Fund, U.S. Smallcap Fund and U.S. Midcap Fund. Messrs. Dedio and Walter are responsible for the day-to-day management of U.S. Multicap Fund. Messrs. Younes and Dedio are responsible for the day-to-day management of the Global Equity Fund. The information provided below is as of October 31, 2006, except for Mr. Walter. Each portfolio manager is responsible for advising the following types of accounts:

Portfolio Managers               Registered Investment Companies            Pooled Funds                    Other Accounts
                                Number of       Total Assets of       Number of     Total Assets    Number of       Total Assets of
                                Accounts        Accounts Managed      Accounts      of Accounts     Accounts        Accounts Managed
                                                ($million)                          Managed                         ($million)
                                                                                    ($million)
INTERNATIONAL EQUITY FUND AND
INTERNATIONAL EQUITY FUND II

Rudolph-Riad Younes                   10             $27,153.02            8          $5,426.78           72            $13,425.93
Richard Pell                          10             $27,593.84            10         $5,474.74           67            $12,998.37

TOTAL RETURN BOND FUND

Donald Quigley                        1                $500.28             5          $1,060.95           2               $138.76
Richard Pell                          10             $27,593.84            10         $5,474.74           67            $12,998.37

GLOBAL HIGH INCOME FUND

Greg Hopper                           1                $80.77              1           $119.05            1                $3.13

U.S.   MICROCAP   FUND,   U.S.
SMALLCAP FUND AND U.S.  MIDCAP
FUND

Samuel Dedio                          4                $22.56              1            $50.76            2               $16.00

U.S. MULTICAP FUND

Samuel Dedio                          4                $22.56              1            $50.76            2               $16.00
Keith Walter*                         0                  $0                0              $0              0                 $0

GLOBAL EQUITY FUND

Samuel Dedio**                        4                $22.56              1            $50.76            2               $16.00
Rudolph-Riad Younes                   10             $27,153.02            10         $5,426.78           72            $13,425.93

* Effective February 28, 2007, Mr. Walter is co-manager of the U.S. Multicap Fund. The information for Mr. Walter is as of February 15, 2007.

** Effective  February 28, 2007,  Mr. Dedio is  co-manager  of the Global Equity
Fund.

OTHER ACCOUNTS MANAGED WITH A PERFORMANCE-BASED  ADVISORY FEE (as of October 31,
2006), a subset of the prior table.


PORTFOLIO MANAGERS            Registered Investment Companies         Pooled Funds                Other Accounts
                               Number of    Total Assets of      Number        Total        Number of   Total Assets of
                               Accounts     Accounts Managed     of          Assets of      Accounts        Accounts
                                               ($million)        Accounts     Accounts                      Managed
                                                                              Managed                      ($million)
                                                                             ($million)
INTERNATIONAL EQUITY FUND
AND INTERNATIONAL EQUITY
FUND II

Rudolph-Riad Younes                0               $0                0           $0             3           $998.46
Richard Pell                       0               $0                0           $0             3           $998.46

TOTAL RETURN BOND FUND

Donald Quigley                     0               $0                0           $0             0              $0
Richard Pell                       0               $0                0           $0             3           $998.46

GLOBAL HIGH INCOME FUND

Greg Hopper                        0               $0                0           $0             0              $0

U.S.  MICROCAP FUND,  U.S.
SMALLCAP   FUND  AND  U.S.
MIDCAP FUND

Samuel Dedio                       0               $0                0           $0             0              $0

U.S. MULTICAP FUND

Samuel Dedio                       0               $0                0           $0             0              $0
Keith Walter*                      0               $0                0           $0             0              $0

GLOBAL EQUITY FUND

Samuel Dedio**                     0               $0                0           $0             0              $0
Rudolph-Riad Younes                0               $0                0           $0             3           $998.46

* Effective February 28, 2007, Mr. Walter is co-manager of the U.S. Multicap Fund. The information for Mr. Walter is as of February 15, 2007.

** Effective  February 28, 2007,  Mr. Dedio is  co-manager  of the Global Equity
Fund.

                PORTFOLIO MANAGER COMPENSATION (as of 10/31/2006)

----------------------------------------------------------------------------------------------------------------
                     STRUCTURE OF COMPENSATION FOR                                DIFFERENCE IN METHODOLOGY OF
                               MANAGING                  Specific Criteria      COMPENSATION WITH OTHER ACCOUNTS
                                                                                 MANAGED (RELATES TO THE "OTHER
                                                                                ACCOUNTS" MENTIONED IN THE CHART
                                                                                             ABOVE)
----------------------------------------------------------------------------------------------------------------
   INTERNATIONAL
  EQUITY FUND AND
   INTERNATIONAL
  EQUITY FUND II
----------------------------------------------------------------------------------------------------------------
    Rudolph-Riad                 Salary                 Fixed Compensation                    None
      Younes                Profit Sharing*             Fixed Compensation
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
----------------------------------------------------------------------------------------------------------------
   Richard Pell                  Salary                 Fixed Compensation                    None
                            Profit Sharing*             Fixed Compensation
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
   TOTAL RETURN
     BOND FUND
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
  Donald Quigley                 Salary                 Fixed Compensation                    None
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
----------------------------------------------------------------------------------------------------------------
   Richard Pell                  Salary                 Fixed Compensation                    None
                            Profit Sharing*             Fixed Compensation
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
GLOBAL HIGH INCOME
       FUND
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
    Greg Hopper                  Salary                 Fixed Compensation                    None
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
   U.S. MICROCAP
    FUND, U.S.
  SMALLCAP FUND,
 U.S. MIDCAP FUND
----------------------------------------------------------------------------------------------------------------
   Samuel Dedio                  Salary                 Fixed Compensation                    None
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
U.S. MULTICAP FUND
----------------------------------------------------------------------------------------------------------------
   Samuel Dedio                  Salary                 Fixed Compensation                    None
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
----------------------------------------------------------------------------------------------------------------
  Keith Walter**                 Salary                 Fixed Compensation                    None
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
  Samuel Dedio***                Salary                 Fixed Compensation                    None
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
----------------------------------------------------------------------------------------------------------------
Rudolph-Riad Younes              Salary                 Fixed Compensation                    None
                            Profit Sharing*             Fixed Compensation
                                 Bonus                      Performance
                         Deferred Compensation          Fixed Compensation
                      Employee Stock Purchase Plan            Tenure
                          Pension/401(k) Plans                Tenure
                            Retirement Plans                  Tenure
----------------------------------------------------------------------------------------------------------------


* In addition to participating in the annual revenues generated by their division, Messrs. Younes and Pell receive an equity-like interest in the division's enterprise value. The two components of the compensation program are designed to reward the mangers' long-term performance.


** Effective February 28, 2007, Mr. Walter is co-manager of the U.S. Multicap Fund. The information for Mr. Walter is as of February 15, 2007.

*** Effective February 28, 2007, Mr. Dedio is co-manager of the Global Equity Fund.

BENEFICIAL OWNERSHIP BY PORTFOLIO MANAGERS (as of October 31, 2006)


--------------------------------------------------------------------------------
NAME OF PORTFOLIO MANAGER                        BENEFICIAL OWNERSHIP
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Greg Hopper                                         $50,000-$100,000
Richard Pell                                         Over $1,000,000
Donald Quigley                                     $100,000-$500,000
Keith Walter                                       $100,000-$500,000
Rudolph-Riad Younes                                  Over $1,000,000
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND II
--------------------------------------------------------------------------------
Richard Pell                                        $50,000-$100,000
--------------------------------------------------------------------------------
TOTAL RETURN BOND FUND
--------------------------------------------------------------------------------
Greg Hopper                                          $10,000-$50,000
Richard Pell                                        $50,000-$100,000
Donald Quigley                                         $1-$10,000
Rudolph-Riad Younes                                  $10,000-$50,000
--------------------------------------------------------------------------------
GLOBAL HIGH INCOME FUND
--------------------------------------------------------------------------------
Greg Hopper                                        $100,000-$500,000
Richard Pell                                      $500,000-$1,000,000
Donald Quigley                                      $50,000-$100,000
Samuel Dedio                                       $100,000-$500,000
Keith Walter                                        $10,000-$50,000
--------------------------------------------------------------------------------
U.S. MICROCAP FUND
--------------------------------------------------------------------------------
Richard Pell                                        $50,000-$100,000
--------------------------------------------------------------------------------
U.S. MIDCAP FUND
--------------------------------------------------------------------------------
Richard Pell                                        $100,000-$500,000
--------------------------------------------------------------------------------
GLOBAL EQUITY FUND
--------------------------------------------------------------------------------
Samuel Dedio                                       $100,000-$500,000
Greg Hopper                                         $50,000-$100,000
--------------------------------------------------------------------------------


                              CONFLICTS OF INTEREST

The advisory fee for managing the majority of these accounts is not based on the performance of the account. There is a conflict of interest with respect to the management of the Global High Income Fund and other accounts managed by JBIM. Mr. Hopper manages the high yield portion of one hedge fund (and one long only fund) on behalf of lead managed Julius Baer Investment Limited, London, an affiliate. JBIM receives an advisory fee based on the performance of the hedge fund. The incentive compensation structure may create a conflict of interest when compared to accounts where the Advisor is paid based on a percentage of assets. The conflict is that the portfolio manager may have an incentive to allocate securities preferentially to the accounts where JBIM might share in investment gains.

As Messrs. Younes and Pell share in the profits of JBIM, the conflict is that these portfolio managers may have an incentive to allocate securities preferentially to the accounts where JBIM might share in investment gains. In addition, they may have an incentive to allocate securities preferentially to the accounts for which JBIM receives higher investment advisory fees based on the assets under management.

In order to address these potential conflicts, JBIM's investment decision-making and trade allocation policies and procedures are designed to ensure that none of JBIM's clients are disadvantaged in JBIM's management of accounts. Additionally, JBIM's internal controls are tested as part of the firm's Compliance Monitoring Program.

ADMINISTRATOR AND CUSTODIAN

Pursuant to Administration Agreements and Custodian Agreements, Investors Bank & Trust Company ("IBT"), located at 200 Clarendon Street, Boston, Massachusetts 02116, serves as Administrator and Custodian to the Funds.

For its services as custodian and for administrative, fund accounting and other services, each Fund pays IBT an annual fee based on the Funds' average daily net assets equal to 0.03% on the first $7.5 billion in assets and 0.025% on assets over $7.5 billion. In addition, each Fund of the Trust pays an annual fee of $7,500 for each share class in excess of one. The Global Equity Fund and any proposed new funds are subject to an annual minimum fee of $80,000. Under each Custodian Agreement, IBT (a) maintains a separate account or accounts in the name of a Fund, (b) holds and transfers portfolio securities on account of a Fund, (c) makes receipts and disbursements of money on behalf of a Fund, (d) collects and receives all income and other payments and distributions on account of a Fund's portfolio securities and (e) makes periodic reports to each Board concerning the Funds' operations.

IBT is authorized to select one or more foreign or domestic banks or trust companies to serve as sub-custodian on behalf of a Fund, subject to the oversight of the each Board. The assets of the Funds are held under bank custodianship in accordance with the 1940 Act.

Rules adopted under the 1940 Act permit a Fund to maintain its securities and cash in the custody of certain eligible foreign banks and depositories. The Funds' portfolios of non-U.S. securities are held by sub-custodians, which are approved by the Trustees or Directors or a foreign custody manager appointed by the Trustees or Directors in accordance with these rules. Each Board has appointed IBT and the Adviser to be its foreign custody managers with respect to the placement and maintenance of assets in the custody of eligible foreign banks and foreign securities depositories, respectively. The determination to place assets with a particular foreign sub-custodian is made pursuant to these rules which require a consideration of a number of factors including, but not limited to, the reliability and financial stability of the sub-custodian; the sub-custodian's practices, procedures and internal controls; and the reputation and standing of the sub-custodian in its national market.

The following table states the fees pursuant to the Administration Agreements and Custodian Agreements for the last three fiscal years ended October 31, for the International Equity Fund, Total Return Bond Fund, and Global High Income Fund. The table states the fees pursuant to the Administration Agreements and Custodian Agreements, for the period from commencement of operation through October 31, 2005 and the year ended October 31, 2006, for the International Equity Fund II. In addition, the table includes Administration and Custodian fees, for the period from commencement of operation through October 31, 2006, for U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, and U.S. Multicap Fund. The table also states the fees pursuant to the Administration Agreements and Custodian Agreements, for the period ended October 31, 2004, and the years end October 31, 2005 and 2006 for the Global Equity Fund.


International Equity Fund

                                                 Gross                 Custodial Offset Arrangement                  Net
Year Ended 10/31/04                           $ 6,193,426                       $1,411,125                       $ 4,782,301
Year Ended 10/31/05                            14,957,690                        1,760,590                        13,197,100
Year Ended 10/31/06                            16,463,446                        8,984,383                        7,479,063

International Equity Fund II

Period Ended 10/31/05                           $421,107                          $ 8,455                          $412,652
Year Ended 10/31/06                            1,681,016                          195,667                         1,485,349

The Inception date is May 4, 2005 for International Equity Fund II's Class A and I shares.

Total Return Bond Fund

Year Ended 10/31/04                             $ 76,847                           $ 3,533                         $73,314
Year Ended 10/31/05                             124,299                           11,090                            113,209
Year Ended 10/31/06                             179,274                           15,765                           163,509

Global High Income Fund

Year Ended 10/31/04                             $ 79,573                          $18,417                          $ 61,156
Year Ended 10/31/05                              85,022                           20,762                            64,260
Year Ended 10/31/06                              64,977                            9,904                            55,073

U.S. Microcap Fund

Period Ended 10/31/06                            $1,718                             $0                              $1,718

The Inception date is July 24, 2006 for U.S. Microcap Fund's Class A and I shares.

U.S. Smallcap Fund

Period Ended 10/31/06                            $1,523                             $0                              $1,523

The Inception date is July 24, 2006 for U.S. Smallcap Fund's Class A and I shares.

U.S. Midcap Fund

Period Ended 10/31/06                            $1,535                             $0                              $1,535

The Inception date is July 24, 2006 for U.S. Midcap Fund's Class A and I shares.

U.S. Multicap Fund

Period Ended 10/31/06                            $1,428                             $0                              $1,428

The Inception date is July 24, 2006 for U.S. Multicap Fund's Class A and I shares.

Global Equity Fund

Period Ended 10/31/04                           $118,534                          $12,845                          $105,689
Year Ended 10/31/05                              280,908                             4,935                          275,973
Year Ended 10/31/06                             280,519                           10,396                           270,123

For the fiscal year ended March 31, 2004 and the period from April 1, 2004 to June 30, 2004, the Global Equity Fund (prior to its conversion to an open-end fund) paid aggregate fees to IBT under the then current Administration Agreements and Custodian Agreements of $189,707 and $246,481, respectively.


DISTRIBUTOR

Quasar Distributors, LLC (the "Distributor") serves as the Funds' Distributor. The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, WI 53202. The Distributor is registered with the SEC as a broker-dealer under the 1934 Act and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The  Trust  may  enter  into  distribution  agreements,   shareholder  servicing
agreements or administrative agreements ("Agreements") with certain financial institutions ("Processing Organizations") to perform certain distribution, shareholder servicing, administrative and accounting services for their customers ("Customers") who are beneficial owners of shares of the Funds. A Processing Organization (for example, a mutual fund supermarket) includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with the Funds and/or JBIM. A Processing Organization may charge a Customer one or more of the following types of fees, as agreed upon by the Processing Organization and the Customer, with respect to the cash management or other services provided by the Processing Organization: (1) account fees (a fixed amount per month or per year); (2) transaction fees (a fixed amount per transaction processed); (3) compensating balance requirements (a minimum dollar amount a Customer must maintain in order to obtain the services offered); or (4) account maintenance fees (a periodic charge based upon the percentage of assets in the account or of the dividend paid on those assets). A Customer of a Processing Organization should read the Prospectus and SAI in conjunction with the service agreements and other literature describing the services and related fees that will be provided by the Processing Organization to its Customers prior to any purchase of shares. No preference will be shown in the selection of Fund portfolio investments for the services of Processing Organizations.

DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

Each Fund has adopted a Distribution Plan and a Shareholder Services Plan (collectively, the "Plans"), pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A shares of the Fund. Because of the Plans, long-term Class A shareholders may pay more than the economic equivalent of the maximum sales charge permitted by the NASD.

Under the Distribution Plans, each Fund's Class A may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the Class A shares for services provided under the Distribution Plan and under the Shareholder Services Plan. The fee may be paid to Processing Organizations and/or others for providing services primarily intended to result in the sale of Class A shares as well as certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares.

Under the Shareholder Services Plans, each Fund's Class A may pay an aggregate amount on an annual basis not to exceed 0.25% of the value of the Fund's average daily net assets attributable to the Class A shares for services provided under the Shareholder Services Plan and under the Distribution Plan. The fee may be paid to Processing Organizations for providing certain shareholder servicing, administrative and accounting services to their customers or clients who beneficially own Class A shares. As of May 4, 2005, International Equity Fund does not use this fee for marketing.

Services under the Plan include the distribution of shares, the processing of shareholder transactions, other shareholder services not covered by the Funds' transfer agent, advertisement, printing costs and website costs.

The Plan is a compensation plan, which provides for the payment of a specified fee without regard to the actual expense incurred by the Distributor. If the Plan was terminated by the Boards and a successor plan was adopted, that Fund's Class A would cease to make payments under the Plan and the Distributor would be unable to recover any unreimbursed expenses.

Each Plan will continue in effect for so long as its continuance is specifically approved at least annually by each Board, including a majority of the Independent Board members who have no direct or indirect financial interest in the operation of such Plan. Either Plan may be terminated at any time, without penalty, by vote of a majority of the Trustees or Directors or by a vote of a majority of the outstanding voting shares of the Trust or the Global Equity Fund that have invested pursuant to such Plan. No Plan may be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby. Material amendments of a Plan must also be approved by the Trustees or Directors as provided in Rule 12b-1.

No interested person of the Trust, the Global Equity Fund, or any Independent Board member has any direct or indirect financial interest in the operation of either Plan except to the extent that the Distributor and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under a Plan.


For the fiscal year ended October 31, 2006, the Funds' Class A paid the following amounts in distribution and shareholder servicing fees:

International Equity Fund                        $19,878,846
International Equity Fund II                      1,044,158
Total Return Bond Fund                             209,336
Global High Income Fund                            92,117
U.S. Microcap Fund                                  1,778
U.S. Smallcap Fund                                  1,780
U.S. Midcap Fund                                    1,799
U.S. Multicap Fund                                  1,788
Global Equity Fund                                 80,425


PROCESSING ORGANIZATION SUPPORT PAYMENTS AND OTHER ADDITIONAL COMPENSATION ARRANGEMENTS

JBIM or one or more of its affiliates (for this section only, "JBIM") also may make additional payments to Processing Organizations out of their own resources under the categories described below. These categories are not mutually exclusive, and a single Processing Organization may receive payments under the categories below:

MARKETING SUPPORT PAYMENTS

JBIM may make payments from its own resources to key Processing Organizations who are holders or dealers of record for accounts in one more of the Funds and classes. A Processing Organization's marketing support services may include business planning assistance, educating Processing Organization personnel about the Funds and shareholder financial planning needs, placement on the Processing Organization's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the Processing Organization. JBIM compensates Processing Organizations differently depending upon, among other factors, the level and/or type of marketing support provided by the Processing Organization. In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 0.25% of the total net assets of each Fund attributable to the Processing Organization on an annual basis.

PROGRAM SERVICING PAYMENTS

JBIM also may make payments from its own resources to certain Processing Organizations who sell Funds through programs such as retirement plan programs, qualified tuition programs or bank trust programs. A Processing Organization may perform program services itself or may arrange with a third party to perform program services. In addition to participant record keeping, reporting, or transaction processing, retirement program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments of this type may vary but generally will not exceed 0.25% of the total assets in the program, on an annual basis.

OTHER CASH PAYMENTS

From time-to-time, JBIM, at its own expense, may provide additional compensation to Processing Organizations or other third-parties, which sell or arrange for the sale of shares of the Funds. JBIM may also make payments to certain other third-parties that currently or in the past have sold, arranged for the sale, or assisted in the sale of shares of the Fund. Such payments to these third parties may be in the form trail or other similar payments and will vary, but typically will not exceed 0.25% of the total net assets of each Fund attributable to that third party. Such compensation provided by JBIM to Processing Organizations may include financial assistance to Processing Organizations that enable JBIM to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other Processing Organization-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. JBIM makes payments for events it deems appropriate, subject to JBIM guidelines and applicable law. These payments may vary depending on the nature of the event.

You can ask your Processing Organization for information about any payments received from JBIM and any services provided.

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC (the "Transfer Agent") serves as the Funds' transfer and dividend disbursing agent. The Transfer Agent's principal executive offices are located at 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202. Pursuant to the Transfer Agency Agreements, the Transfer Agent (a) issues and redeems shares of the Funds, (b) addresses and mails all communications by the Funds to record owners of Funds' shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to each Board concerning the Funds' operations.

CODE OF ETHICS

The Funds have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and the Adviser has adopted a Code under Section 204 of the Investment Adviser Act governing the personal investment activity by investment company personnel, including portfolio managers, and other persons affiliated with the Funds who may be in a position to obtain information regarding investment recommendations or purchases and sales of securities for a Fund. These Codes permit persons covered by the Codes to invest in securities for their own accounts, including securities that may be purchased or held by a Fund, subject to restrictions on investment practices that may conflict with the interests of the Funds.

PROXY VOTING PROCEDURES

The Funds have delegated proxy voting responsibilities to the Adviser subject to the Board's general oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Funds' and their shareholders' best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has retained Institutional Shareholders Services ("ISS") to serve as its proxy service provider and intends to vote in accordance with ISS' recommendations to address, among other things, any material conflict of interest that may arise between the interests of the Funds and the interests of the Adviser or its affiliates. The Adviser, however, has instructed ISS not to vote proxies when the liquidity of the Fund could be adversely affected. A summary of ISS' Proxy Voting Guidelines for the Funds is provided in Appendix B of this SAI.

A description of the Funds' proxy voting policies and procedures is available without charge, upon request, (1) on the Funds' website at
www.us-funds.juliusbaer.com  and  (2)  on  the  SEC's  website  at  www.sec.gov.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent year ended June 30 is available via the methods noted above.

BROKERAGE ALLOCATION AND OTHER PRACTICES

The Funds' Adviser is responsible for establishing, reviewing and, where necessary, modifying a Fund's investment program to achieve its investment objective. Purchases and sales of newly-issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or OTC, depending on where it appears that the best price or execution will be obtained. The purchase price paid by a Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign OTC markets, but the price of securities traded in OTC markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the United States Treasury or from the issuing agency or instrumentality.

The Funds' Adviser will select specific portfolio investments and effect transactions for each Fund. The Adviser will use its best efforts to seek the best overall terms available and the most favorable execution of orders. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, to the extent that the execution and price offered by more than one broker or dealer are comparable, the Adviser may, in its discretion, effect transactions in portfolio securities with dealers who provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to a Fund and/or other accounts over which the Adviser exercises investment discretion. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to a Fund. The fee to the Adviser under its Advisory Agreements with the Funds is not reduced by reason of its receiving any brokerage and research services.

Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by its Adviser. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which a Fund's Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, the Funds' Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

Any portfolio transaction for a Fund may be executed through the Distributor, or Julius Baer Securities Inc., or any of their affiliates if, in its Adviser's judgment, the use of such entity is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, such entity charges a Fund a commission rate consistent with those charged by such entity to comparable unaffiliated customers in similar transactions.

International Equity Fund


                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
  Fiscal Year End         Commissions           Total Broker Commissions Paid               Effected through Affiliated Persons
      10/31/04            $25,789,099             $1,412,065             5.48%              $11,186,512,124                5.97%

      10/31/05            30,038,715              1,274,233              4.24%              15,962,171,468                 3.99%

      10/31/06            34,883,977               553,724               1.59%              19,586,977,883                 1.41%


International Equity Fund II


                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
    Period Ended          Commissions           Total Broker Commissions Paid               Effected through Affiliated Persons
    Period Ended           $442,713                 $6,861               1.55%               $445,182,314                  0.80%
      10/31/05
 Fiscal Year Ended        $5,101,306               $18,345               0.36%              $4,006,363,714                 0.23%
      10/31/06


The Inception date of the International Equity Fund II was May 4, 2005.

Total Return Bond Fund


                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
 Fiscal Year Ended        Commissions           Total Broker Commissions Paid               Effected through Affiliated Persons
      10/31/05                $26                     $0                  0%                  $5,461,941                     0%
      10/31/06                $0                      $0                  0%                      $0                         0%


Global High Income Fund


                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
 Fiscal Year Ended        Commissions           Total Broker Commissions Paid               Effected through Affiliated Persons
      10/31/05              $26,362                   $0                  0%                  $5,382,692                     0%
      10/31/06              $17,540                   $0                  0%                  $4,452,617                     0%

U.S. Microcap Fund


                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
    Period Ended          Commissions           Total Broker Commissions Paid               Effected through Affiliated Persons
    Period Ended            $11,799                   $0                  0%                  $6,822,775                     0%
      10/31/06


The Inception date of the U.S. Microcap Fund was July 24, 2006.

U.S. Smallcap Fund


                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
    Period Ended          Commissions           Total Broker Commissions Paid               Effected through Affiliated Persons
    Period Ended            $7,250                    $0                  0%                  $6,156,983                     0%
      10/31/06


The Inception date of the U.S. Smallcap Fund was July 24, 2006.

U.S. Midcap Fund


                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
    Period Ended          Commissions           Total Broker Commissions Paid               Effected through Affiliated Persons
    Period Ended            $5,028                    $0                  0%                  $6,173,117                     0%
      10/31/06


The Inception date of the U.S. Midcap Fund was July 24, 2006.

U.S. Multicap Fund


                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
    Period Ended          Commissions           Total Broker Commissions Paid               Effected through Affiliated Persons
    Period Ended            $5,084                    $0                  0%                  $6,373,813                     0%
      10/31/06


The Inception date of the U.S. Multicap Fund was July 24, 2006.

Global Equity Fund

                                                                                      Total Amount of Transaction on which Brokerage
                                           Brokerage Commissions to Affiliates of          Commissions were Paid and Percentage
                        Total Brokerage       the Adviser and Percentage of the            Which Involved Payment of Commissions
  Fiscal Year End         Commissions           Total Broker Commissions Paid               Effected through Affiliated Persons

      3/31/04*                N/A                    N/A                  N/A                     N/A                       N/A
      10/31/04              $62,492                   $0                  0%                  $47,154,660                    0%
      10/31/05              127,021                 2,692                2.12%                101,836,252                  1.41%
      10/31/06              164,569                  138                 0.08%                157,692,864                  0.04%


*Upon the Global Equity Fund's conversion in July 2004, it changed its fiscal year end to October 31.


For the fiscal  year ended  October  31,  2004,  the Total  Return Bond Fund and
Global High Income Fund paid $0 in brokerage commissions. Significant differences in the amounts of brokerage commissions paid by the International Equity Fund during the most recent fiscal year and the prior two fiscal years are attributable to the significant growth of assets. From year to year, changes in commissions may occur as a result of increases or decreases in asset levels. The Funds may pay both commissions and spreads when effecting portfolio transactions.

As of October 31, 2006, the Funds owned securities of their "regular brokers or dealers" or their parents, as defined in the 1940 Act, as follows:


            FUND                                          NAME                                        AMOUNT
  International Equity Fund                  Investors Bank & Trust Company                        $366,018,019
                                                      Deutsche Bank                                $106,063,336
                                                      Credit Suisse                                $135,864,974
                                                        Barclays                                    $68,632,195
                                                      Bear Stearns                                  $39,806,673

International Equity Fund II                 Investors Bank & Trust Company                        $104,732,119
                                                      Credit Suisse                                 $34,796,189
                                                        Barclays                                    $11,126,829
                                                      Bear Stearns                                  $6,453,561

   Total Return Bond Fund                    Investors Bank & Trust Company                         $24,299,604
                                                        Citigroup                                   $2,799,068
                                                     Morgan Stanley                                 $2,756,629

   Global High Income Fund                   Investors Bank & Trust Company                         $1,420,446

     U.S. Microcap Fund                      Investors Bank & Trust Company                           $96,592

     U.S. Smallcap Fund                      Investors Bank & Trust Company                           $52,507

      U.S. Midcap Fund                       Investors Bank & Trust Company                          $177,373
                                                       Legg Mason                                    $127,828

     U.S. Multicap Fund                                Legg Mason                                    $121,527
                                                     Morgan Stanley                                  $113,116
                                                     JPMorgan Chase                                  $109,112
                                             Investors Bank & Trust Company                           $81,148

     Global Equity Fund                      Investors Bank & Trust Company                         $1,766,356
                                                     Morgan Stanley                                  $605,326
                                                       Legg Mason                                    $255,657
                                                    Bank Of New York                                 $220,655
                                                      Merrill Lynch                                  $200,367
                                                      Deutsche Bank                                  $187,155
                                                      Credit Suisse                                  $322,727


In no instance will portfolio securities be purchased from or sold to the Adviser, the Distributor or any affiliated person of such companies as principal in the absence of an exemptive order from the SEC unless otherwise permitted by the SEC.

Each Board has adopted a policy allowing trades to be made between a Fund and a registered investment company or series thereof that is an affiliated person of the Fund (and certain non-investment company affiliated persons) provided the transactions meet the terms of Rule 17a-7 under the 1940 Act. Pursuant to this policy, a Fund may buy a security from or sell a security to another registered investment company or a private account managed by the Adviser.

A Fund may participate, if and when practicable, in bidding for the purchase of securities for its portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. A Fund will engage in this practice, however, only when its Adviser, in its sole discretion, believes such practice to be otherwise in such Fund's interest.

COMMISSION RECAPTURE PROGRAMS

The Boards of the Trust and Global Equity Fund each have adopted a commission recapture program. Under the programs, a percentage of commissions generated by the portfolio transactions of a Fund is rebated to that Fund by the broker-dealers and credited to short-term security gain/loss.

                                  CAPITAL STOCK

Under the Trust Agreement, the Trustees have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share. The authorized capital stock of the Global Equity Fund currently consists of 25,000,000,000 shares of Class A Common Stock and 25,000,000,000 shares of Class I Common Stock, each having a par value of $.001 per share. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval.

When matters are submitted for shareholder vote, each shareholder will have one vote for each share owned and proportionate, fractional votes for fractional shares held. There will normally be no meeting of shareholders/stockholders for the purpose of electing Trustees/Directors for the Fund, unless and until such time as less than a majority of the Trustees/Directors holding office have been elected by shareholders/stockholders. The Trustees or Directors will call a meeting for any purpose upon the written request of shareholders holding at least 10% of the Trust's or the Global Equity Fund's outstanding shares. The 1940 Act requires a shareholder vote under certain circumstances, including changing any fundamental policy of a Fund. The Trustees or Directors shall cause each matter required or permitted to be voted upon at a meeting or by written consent of shareholders to be submitted to a vote of all classes of outstanding shares entitled to vote, irrespective of class, unless the 1940 Act or other applicable laws or regulations require that the actions of the shareholders be taken by a separate vote of one or more classes, or the Trustees or Directors determine that any matters to be submitted to a vote of shareholders affects only the rights or interests of one or more classes of outstanding shares. In that case, only the shareholders of the class or classes so affected shall be entitled to vote on the matter.

Each Fund share  representing  interests in a Fund,  when issued and paid for in accordance with the terms of the offering, will be fully paid and non-assessable. Upon liquidation of a Fund, the shareholders of that Fund shall be entitled to share, pro rata, in any assets of the Fund after the discharge of all charges, taxes, expenses and liabilities.

Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees or Directors can elect all Trustees or Directors. In the case of the Trust, shareholders generally vote by Fund, except with respect to the election of Trustees and the selection of independent public accountants. Shares are redeemable and transferable but have no preemptive, conversion or subscription rights.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each Agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

CONTROL PERSONS

CONTROL PERSONS OF THE FUNDS

As of January 31, 2007, the entities listed below owned more than 25% of the outstanding shares of the respective Funds, and as such, could be deemed to control those Funds within the meaning of the 1940 Act. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company. Julius Baer Securities is a wholly-owned subsidiary of Julius Baer Holdings, Ltd. Shareholders owning 10% or more of the outstanding shares of a Fund may be able to call meetings without the approval of other investors in the Funds.




         NAME AND ADDRESS OF OWNER*                     NUMBER OF SHARES OF FUND                          PERCENT OF FUND
         --------------------------                     ------------------------                          ---------------
INTERNATIONAL EQUITY FUND

Charles Schwab & Co Inc.                                     136,723,860.86                                   26.75%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

TOTAL RETURN BOND FUND

Prudential Investment Management Service                      12,216,449.32                                   25.64%
ATTN: Pruchoice Unit
100 Mulberry Street
Iselin, NJ 08830

Wachovia Bank                                                12,303,102.63                                    25.82%
1525 West WT Harris Boulevard
Charlotte, NC 28288

GLOBAL HIGH INCOME FUND

Charles Schwab & Co Inc.                                      3,620,988.66                                    31.32%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

U.S. MICROCAP FUND

Julius Baer Bank and Trust Co LTD Cayman                         500,000                                      84.73%
Islands
P.O. Box 1100 GT
Regatta Office Park
Grand Cayman, Cayman Islands

U.S. SMALLCAP FUND

Julius Baer Bank and Trust Co LTD Cayman                       507,775.99                                     94.45%
Islands
P.O. Box 1100 GT
Regatta Office Park
Grand Cayman, Cayman Islands

U.S. MIDCAP FUND

Julius Baer Bank and Trust Co LTD Cayman                       506,011.75                                     88.22%
Islands
P.O. Box 1100 GT
Regatta Office Park
Grand Cayman, Cayman Islands

U.S. MULTICAP FUND

Julius Baer Bank and Trust Co LTD Cayman                       506,375.65                                     85.35%
Islands
P.O. Box 1100 GT
Regatta Office Park
Grand Cayman, Cayman Islands


* Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

"Principal Holder" is defined by the 1940 Act as a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. As of January 31, 2007, to the knowledge of the Trust, the following persons or entities were Principal Holders of the outstanding shares of the classes of the respective Funds:


NAME AND ADDRESS OF OWNER*                                     NUMBER OF SHARES                          PERCENT OF CLASS
--------------------------                                     ----------------                          ----------------
INTERNATIONAL EQUITY FUND

Charles Schwab & Co Inc.                                     104,724,688 CLASS A                              45.60%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Prudential Investment Management Service                    39,163,975.98 CLASS I                             13.92%
ATTN: Pruchoice Unit
100 Mulberry Street
Iselin, NJ 08830

Charles Schwab & Co Inc.                                    31,999,172.17 CLASS I                              6.26%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

INTERNATIONAL EQUITY FUND II

Charles Schwab & Co Inc.                                    16,139,889.49 CLASS A                             24.74%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Prudential Investment Management Service                    59,782,365.12 CLASS I                             27.44%
ATTN: Pruchoice Unit
100 Mulberry Street
Iselin, NJ 08830

Charles Schwab & Co Inc.                                    17,741,043.92 CLASS I                              8.14%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

TOTAL RETURN BOND FUND

Charles Schwab & Co Inc.                                     3,129,356.42 CLASS A                             38.44%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

UBS AG                                                        454,162.49 CLASS A                               5.58%
OMNIBUS REINVEST ACCOUNT
101 PARK AVENUE FLOOR 14
NEW YORK, NY 10178

Prudential Investment Management Service                    12,216,449.32 CLASS I                             30.93%
ATTN: Pruchoice Unit
100 Mulberry Street
Iselin, NJ 08830

Wachovia Bank                                               12,303,102.63 CLASS I                             31.15%
1525 West WT Harris Boulevard
Charlotte, NC 28288

Mac & Co                                                     3,814,100.34 CLASS I                              9.66%
PO Box 3198
525 William Penn Place
Pittsburgh, PA 15230

Charles Schwab & Co Inc.                                     2,377,332.54 CLASS I                              6.02%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

GLOBAL HIGH INCOME FUND

Charles Schwab & Co Inc.                                     2,122,196.64 CLASS A                             43.12%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Atwell & Co                                                  1,692,575.41 CLASS I                             25.49%
PO Box 456
Wall Street Station
New York, NY 10005

Charles Schwab & Co Inc.                                     1,498,792.02 CLASS I                             22.57%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Patterson & Co                                                966,718.18 CLASS I                              14.56%
Omnibus Cash
1525 West WT Harris Boulevard
Charlotte, NC 28288

Atwell & Co                                                   629,895.94 CLASS I                               9.48%
PO Box 2044
Peck Slip Station
New York, NY 10038

Twin City Ironworkers Pension Fund                            526,590.62 CLASS I                               7.93%
3001 Metro Drive STE 500
Bloomington, MN 55425

U.S. MICROCAP FUND

Julius Baer Bank and Trust Co LTD Cayman Islands               250,000 CLASS A                                83.79%
P.O. Box 1100 GT
Regatta Office Park
Grand Cayman, Cayman Islands

Charles Schwab & Co Inc.                                      36,259.85 CLASS A                               12.15%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Julius Baer Bank and Trust Co LTD Cayman Islands               250,000 CLASS I                                85.69%
P.O. Box 1100 GT
Regatta Office Park
Grand Cayman, Cayman Islands

Charles Schwab & Co Inc.                                      41,670.91 CLASS I                               14.28%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

U.S. SMALLCAP FUND

Julius Baer Bank and Trust Co LTD Cayman Islands              253,847.15 CLASS A                              97.99%
P.O. Box 1100 GT
Regatta Office Park
Grand Cayman, Cayman Islands

Julius Baer Bank and Trust Co LTD Cayman Islands              253,928.84 CLASS I                              91.16%
P.O. Box 1100 GT
Regatta Office Park
Grand Cayman, Cayman Islands

Charles Schwab & Co Inc.                                      24,612.93 CLASS I                                8.84%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

U.S. MIDCAP FUND

Julius Baer Bank and Trust Co LTD Cayman Islands              252,825.12 CLASS A                              91.87%
P.O. Box 1100 GT
Regatta Office Park
Grand Cayman, Cayman Islands

Charles Schwab & Co Inc.                                      17,717.37 CLASS A                                6.44%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

Julius Baer Bank and Trust Co LTD Cayman Islands              253,186.61 CLASS I                              84.86%
P.O. Box 1100 GT
Regatta Office Park
Grand Cayman, Cayman Islands

Charles Schwab & Co Inc.                                      45,164.56 CLASS I                               15.14%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

U.S. MULTICAP FUND

Julius Baer Bank and Trust Co LTD Cayman Islands              253,000.55 CLASS A                              80.59%
P.O. Box 1100 GT
Regatta Office Park
Grand Cayman, Cayman Islands

National Investor Services                                    52,477.57 CLASS A                               16.72%
55 Water Street, 32nd Floor
New York, NY 10041

Julius Baer Bank and Trust Co LTD Cayman Islands              253,375.08 CLASS I                              90.70%
P.O. Box 1100 GT
Regatta Office Park
Grand Cayman, Cayman Islands

Charles Schwab & Co Inc.                                      45,164.56 CLASS I                               15.14%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104


* Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.


As of January 31, 2007, the Trustees and officers of the Trust as a group owned less than 1% of the Trust's total shares outstanding and as a group owned less than 1% of the Fund's total shares outstanding.


CONTROL PERSONS OF THE GLOBAL EQUITY FUND


As of January 31, 2007, to the knowledge of the Fund no entity owned more than 25% of the outstanding shares of the Global Equity Fund, and as such, could be deemed to control the Global Equity Fund within the meaning of the 1940 Act.


As of January 31, 2007, to the knowledge of the Fund the following persons were Principal Holders:


NAME AND ADDRESS OF OWNER*                                  NUMBER OF SHARES                            PERCENT OF CLASS
--------------------------                                  ----------------                            ----------------
Charles Schwab & Co Inc.                                   223,367.62 Class A                                28.19%
Special Custody Account
ATTN: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104

National Investor Services                                 72,868.63 Class A                                  9.20%
55 Water Street, 32nd Floor
New York, NY 10041

UBS AG                                                      58,075.60 Class A                                 7.33%
Omnibus Reinvest Account
101 Park Avenue Floor 14
New York, NY 10178

Salient Trust Co                                            52,073.71 Class A                                 6.57%
4265 San Felipe Street, STE 900
Houston, TX 77027

Standard Life Assurance Company of Canada                  468,996.52 Class I                                62.73%
1245 Sherbrooke Street West
Montreal Quebec H3G 1G3
Canada

UBS Bank (Canada)                                            117,400 Class I                                 15.70%
154 University Avenue
Toronto Ontario M5H 3Z4
Canada

MLPF & S                                                    96,344.58 Class I                                13.15%
4800 Deer Lake Drive
Jacksonville, FL 32246

Brown Brothers Harriman and Co                              53,103.37 Class I                                 7.10%
525 Washington Boulevard
Jersey City, NJ 07310


* Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.


As of January 31, 2007, the Directors and officers as a group owned less than 1% of the Global Equity Fund's total shares outstanding.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem shares and how such shares are priced is included in the Prospectus.

PORTFOLIO VALUATION

The Prospectus discusses the time at which the NAV of the Funds is determined for purposes of sales and redemptions. The following is a description of the procedures used by the Funds in valuing their assets.

Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of certain of its portfolio securities used in such calculation. A security, which is listed or traded on more than one exchange, is valued at the quotation on the exchange determined to be the primary market for such security. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of such currencies against U.S. dollars (as quoted by WM/Reuters as of 4:00 p.m., EST). If such quotations are not available, the rate of exchange will be determined in good faith by the Board or the Valuation Committee appointed by the Board.

The Funds have engaged a record keeping or pricing agent (the "Pricing Agent") to determine each Fund's daily NAV. The Pricing Agent will obtain prices for portfolio securities and other investments and currency exchange rates from pricing or quotation services (collectively, an "Authorized Pricing Service") that have been approved by its Board or, if not yet approved by its Board, are approved by the president or chief financial officer of a Fund. If no quotation can be obtained from an Authorized Pricing Service, then the Adviser will attempt to obtain a quotation from an alternative source following procedures approved by the Board. If the Adviser is unable to obtain a quotation from such an alternative source, or if the Adviser doubts the accuracy of any quotation, the security will be valued by the Pricing Committee. The Pricing Committee shall meet to establish prices of portfolio securities on any day on which a Fund's NAV is determined and on which, as to any portfolio security, reliable market quotations may not be readily available or a significant event may have occurred. The procedures of the Authorized Pricing Service are reviewed periodically by each Fund's Pricing Committee under the general supervision and responsibility of the respective Board or Valuation Committee, which may replace any such Authorized Pricing Service at any time.

Domestic Securities. Securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the OTC market will be valued at the mean between the last reported bid and asked prices on the valuation day on the exchange on which such security is principally traded or in the OTC market, as applicable. Securities reported by the NASDAQ Stock Market, Inc. ("NASDAQ") will be valued at the NASDAQ official closing price on the valuation day. In cases which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market.

Foreign Securities. The prices of foreign securities are determined using information derived from pricing services and other sources. The value of foreign securities are generally based on primary local market quotations, which, depending on local convention or regulations, may be the last sale price, the last bid or asked price or the mean between the last bid and asked price as of, in each case, the close of the appropriate exchange or other designated time as determined by he appropriate governing body. Foreign fixed income securities may be valued based on matrix pricing when such prices are believed to reflect fair market value.

In cases where the market value of a portfolio security is not available from an
Authorized   Pricing  Service,   the  Funds'  procedures   provide  methods  for
determining the market value.

The closing prices of domestic or foreign securities may not reflect their market values at the time the Funds calculate their respective NAVs if an event that will materially affect the value of those securities (a "Significant Event") has occurred since the closing prices were established on the domestic or foreign exchange or market, but before a Fund's NAV calculation. The Adviser monitors developments in the marketplace for circumstances, which may present a Significant Event. If the Adviser determines that a Significant Event has occurred, then the Pricing Committee will determine the fair value of the security following procedures approved by the Boards. Similarly, if trading in a security is halted during the trading day, and does not resume prior to the closing of the exchange or other market, the fair value of the security must be determined. If the Pricing Committee determines that a significant event has occurred after a foreign market closes but before the time as of which the Fund determines its NAV, it shall fair value price the portfolio securities that are affected by such significant event. Examples of Significant Events include: events that relate to a single issuer or to an entire market sector; significant fluctuations in domestic or foreign markets or other financial indicators; and occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts, corporate actions or significant government actions.

Each Board has delegated to its respective Valuation Committee the authority and responsibility to make fair value determinations on behalf of the Board. The Valuation Committees shall review each action taken or approved by the Pricing Committees to determine whether such actions were taken in a manner consistent with the Funds' Valuation Procedures, and shall also review the appropriateness of the methodologies used to value portfolio securities in the Funds' portfolios and the quality of the prices obtained through those procedures and recommend adjustments to such methods when appropriate. The Adviser, through the Pricing Committees, shall be responsible for determinations under the Funds' Valuation Procedures where such determinations involve the use of non-objective valuation methods or criteria, including fair value pricing of portfolio securities for which reliable market quotations are not readily available. The Boards have adopted specific guidelines regarding the good faith valuation of securities and retains responsibility for the valuation methods adopted and applied. The Valuation Committees meet as necessary and are comprised of Independent Board members.

IN-KIND PURCHASES

Shares of the Funds are normally issued for cash only. The Adviser in its discretion may permit investors to purchase shares "in-kind" through a transfer of readily marketable securities to a Fund as payment for the shares. In-kind purchases are accepted only when the securities being acquired: are consistent with the investment objectives and policies of the acquiring Fund; are acquired for investment purposes and not for resale; are not restricted as to transfer either by law or market liquidity; and can be readily valued (e.g., are listed on a recognized exchange).

LIMITATIONS ON REDEMPTIONS


Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. ("NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.


During any 90-day period for any one shareholder, a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund's net assets. Redemptions in excess of these limits may be paid wholly or partly by an in-kind distribution of securities. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

The Funds' Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary. See "EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES" below for further information.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current NAV; the proceeds are immediately invested, at the price as determined above, in shares of a Fund being acquired. Reasonable procedures are used to verify that telephone exchange instructions are genuine. If these procedures are followed, the Funds and their agents will not be liable for any losses due to unauthorized or fraudulent instructions. A telephone exchange may be refused by a Fund if it is believed advisable to do so. Procedures for exchanging shares by telephone may be modified or terminated at any time. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.

              ADDITIONAL INFORMATION CONCERNING EXCHANGE PRIVILEGE

Shareholders of record may exchange shares of a Fund for shares of the appropriate class of any other Fund of the Julius Baer Investment Funds (with the exception of the International Equity Fund, which is limited to exchanges by existing shareholders of this Fund) or the Julius Baer Global Equity Fund Inc. on any business day, by contacting the Transfer Agent directly to the extent such shares are offered for sale in the shareholder's state of residence. Shareholders may exchange their shares on the basis of relative NAV at the time of exchange. A $5 fee will be charged for every exchange made via telephone, provided that the registration remains identical.

The exchange privilege enables shareholders to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of the Fund.

EXCESSIVE PURCHASES AND REDEMPTIONS OR EXCHANGES

The Funds' Boards have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Funds reserve the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING

To the extent that the Funds or their agents are unable to curtail excessive trading practices in a Fund, these practices may interfere with the efficient management of a Fund's portfolio. For example, such practices may result in a Fund maintaining higher cash balances, using its line of credit to a greater extent, or engaging in more frequent or different portfolio transactions than it otherwise would. Increased portfolio transactions or greater use of the line of credit could correspondingly increase a Fund's operating costs and decrease the Funds' investment performance; maintenance of higher cash balances could result in lower Fund investment performance during periods of rising markets.

In addition, to the extent that a Fund significantly invests in foreign securities traded on markets which may close prior to the time the Fund determines its NAV (referred to as the valuation time), excessive trading by certain shareholders may cause dilution in the value of Fund shares held by other shareholders. Because events may occur after the close of these foreign markets and before the Funds' valuation time that influence the value of these foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these foreign securities as of the Funds' valuation time (referred to as price arbitrage).

High yield bonds (commonly known as junk bonds) often infrequently trade. Due to this fact, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund's portfolio to a greater degree than Funds which invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests. The Funds have procedures designed to adjust closing market prices of securities under certain circumstances to reflect what it believes to be the fair value of the securities as of the Funds' valuation time. To the extent that a Fund does not accurately value securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

Smaller capitalization stocks generally trade less frequently. Certain investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (also referred to as price arbitrage). Any such frequent trading strategies may interfere with efficient management of a Fund's portfolio, particularly in comparison to funds that invest in highly liquid securities, in part because the Fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large or frequent redemption requests.

The Funds have procedures designed to adjust (or "fair value") the closing market prices of securities under certain circumstances to reflect what they believe to be the fair value of the securities as of the Funds' valuation time. To the extent that a Fund imperfectly fair values securities as of its valuation time, investors engaging in price arbitrage may cause dilution in the value of Fund shares held by other shareholders.

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage and do not knowingly accommodate frequent purchases and redemptions of Fund shares. The Funds reserve the right to reject without prior notice any purchase request (including the purchase portion of any exchange) by any investor or group of investors for any reason, including, among other things, the belief that such individual or group trading activity would be harmful or disruptive to a Fund.

The Funds have adopted a "purchase blocking policy" that prohibits a shareholder who has redeemed or exchanged Fund shares having a value of greater than $5,000 from investing in that Fund for 30 calendar days after such transaction. This prohibition will not apply to redemptions or exchanges by shareholders whose shares are held on the books of third-party intermediaries that have not adopted procedures to implement this policy. The Funds will work with intermediaries to develop procedures to implement this policy, or other procedures that the Funds determine are reasonably designed to achieve the objective of the purchase blocking policy. At the time the intermediaries adopt such procedures, shareholders whose accounts are on the books of such intermediaries may be subject to this purchase blocking policy or one that seeks to achieve the objectives of this policy.

Under the purchase blocking policy, the Fund will not prevent certain purchases and will not block certain redemptions, such as: systematic transactions where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than $5,000; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

Although the Funds are not utilizing a round-trip policy, the Funds employ procedures to monitor trading activity on a periodic basis in an effort to detect excessive short-term trading activities. The procedures currently are designed to enable the Funds to identify undesirable trading activity based on one or more of the following factors: the number of transactions, purpose, amounts involved, period of time involved, past transactional activity, our knowledge of current market activity, and trading activity in multiple accounts under common ownership, control or influence, among other factors. Other than as described above, the Funds have not adopted a particular rule-set for identifying such excessive short-term trading activity. However, as a general matter, the Funds will treat any pattern of purchases and redemptions over a period of time as indicative of excessive short-term trading activity. If a Fund or the Transfer Agent believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may request that the shareholder or financial intermediary stop such activities, or refuse to process purchases or exchanges in the accounts. In its discretion, a Fund or the Transfer Agent may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Funds and the Transfer Agent seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Funds and the Transfer Agent also reserve the right to notify financial intermediaries of a shareholder's trading activity. The Funds may also permanently ban a shareholder from opening new accounts or adding to existing accounts in any Fund.

If excessive trading is detected in an omnibus account, the Funds shall request that the financial intermediary or plan sponsor take action to prevent the particular investor or investors from engaging in that trading. If the Funds determine that the financial intermediary or plan sponsor has not demonstrated adequately that it has taken appropriate action to curtail the excessive trading, the Funds may consider whether to terminate the relationship. Rejection of future purchases by a retirement plan because of excessive trading activity by one or more plan participants may impose adverse consequences on the plan and on other participants who did not engage in excessive trading. To avoid these consequences, for retirement plans, the Funds generally will communicate with the financial intermediary or plan sponsor and request that the financial intermediary or plan sponsor take action to cause the excessive trading activity by that participant or participants to cease. If excessive trading activity recurs, the Funds may refuse all future purchases from the plan, including those of plan participants not involved in the activity.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Funds to prevent their excessive trading, there is no guarantee that the Funds or their agents will be able to identify such shareholders or curtail their trading practices. The ability of the Funds and their agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Funds will not always be able to detect frequent trading activity, investors should not assume that the Funds will be able to detect or prevent all frequent trading or other practices that disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker or retirement plan administrator, maintains the record of a Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of a Fund, particularly among certain financial intermediaries such as financial advisers, brokers or retirement plan administrators. These arrangements often permit the financial intermediary to aggregate their clients' transaction and ownership positions in a manner that does not identify the particular underlying shareholder(s) to a Fund.

The identification of excessive trading activity involves judgments that are inherently subjective and the above actions alone or taken together with other means by which the Funds seek to discourage excessive trading cannot eliminate the possibility that such trading activity in the Funds will occur. The Funds currently do not charge a redemption fee. The Funds reserve the right, however, to impose such a fee or otherwise modify the Policy Regarding Excessive or Short-Term Trading at any time in the future.

                     ADDITIONAL INFORMATION CONCERNING TAXES

Each Fund has qualified, and intends to qualify each year, as a "regulated investment company" under the Code. Provided that a Fund (a) is a regulated investment company and (b) distributes to its shareholders at least 90% of the sum of its investment company taxable income and net realized short-term capital gains, the Fund will not be subject to federal income tax to the extent its entire investment company taxable income and its entire net realized long-term and short-term capital gains are distributed to its shareholders.

Each Fund is subject to a 4% nondeductible excise tax to the extent that it fails to distribute to its shareholders during each calendar year an amount equal to at least the sum of (a) 98% of its taxable ordinary investment income (excluding long-term and short-term capital gain income) for the calendar year; plus (b) 98% of its capital gain net income for the one year period ending on October 31 of such calendar year; plus (c) 100% of its ordinary investment income or capital gain net income from the preceding calendar year which was neither distributed to shareholders nor taxed to a Fund during such year. Each Fund intends to distribute to shareholders each year an amount sufficient to avoid the imposition of such excise tax.

Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the year in which it is declared. A Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the 90% and 98% distribution requirements for avoiding income and excise taxes, respectively. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

If a Fund acquires any equity interest in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), that Fund could be subject to federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may ameliorate these adverse tax consequences, but any such election could require the applicable Fund to recognize taxable income or gain, subject to tax distribution requirements, without the concurrent receipt of cash. These investments could also result in the treatment of associated capital gains as ordinary income. Each of the Funds may limit or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

A Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

Investments in debt obligations that are at risk of default may present special tax issues. Tax rules may not be entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a workout context are taxable. In the event that a Fund invests in such securities, the Fund will address these and any other issues in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to federal income or excise tax.

Net realized long-term capital gains will be distributed as described in the Prospectus. Such distributions (capital gain dividends), if any, will be taxable to a shareholder as long-term capital gains, regardless of how long a shareholder has held shares. If, however, a shareholder receives a capital gain dividend with respect to any share and if such share is held by the shareholder for six months or less, then any loss on the sale or redemption of such share that is less than or equal to the amount of the capital gain dividend will be treated as a long-term capital loss.

If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to backup withholding, then the shareholder may be subject to a 30% "backup withholding tax" with respect to (a) dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his or her social security number. The 30% "backup withholding tax" is not an additional tax and may be credited against a taxpayer's regular federal income tax liability. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. This legislation will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Any gain or loss realized by a shareholder upon the sale or other disposition of any class of shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains from sales on or after May 6, 2003 and on certain qualifying dividend income. The rate reductions do not apply to corporate taxpayers or to foreign shareholders. Each Fund will be able to separately designate distributions of any qualifying long-term capital gains or qualifying dividends earned by the Funds that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from income derived from interest on bonds and other debt instruments will not generally qualify for the lower rates. Further, because many companies in which the Funds invest do not pay significant dividends on their stock, the Funds may not derive significant amounts of qualifying dividend income that would be eligible for the lower rate on qualifying dividends.

The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor any Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Code.

The Global Equity Fund is organized as a Maryland Corporation and, under current law, the Fund is not liable for any income or franchise tax in the State of Maryland, provided that the Fund continues to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

In an effort to utilize capital loss carryforwards, the Funds may engage in enhanced trading activity. This may result in additional trading costs, as well as increased portfolio turnover. As of October 31, 2006, Global Equity Fund had $89,057,984, $28,922,938 and $7,288,718 available as capital loss carry-forward which expire 2010, 2011 and 2012, respectively.

The foregoing is only a summary of certain tax considerations generally affecting the Funds and shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations, including their state and local tax liabilities.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


KPMG LLP, 99 High Street, Boston, Massachusetts 02110, serves as the independent registered public accounting firm of the Trust and the Global Equity Fund and performs annual audits of the Funds' financial statements.


                                     COUNSEL


Thacher Proffitt & Wood LLP, Two World Financial Center, New York, NY 10281, serves as counsel for the Funds.


                              FINANCIAL STATEMENTS

The Financial Statements contained in the Funds' Annual Reports to Shareholders for the year or period ended October 31, 2006, are incorporated by reference into this SAI. Copies of the Trust's and Global Equity Fund's 2006 Annual Reports may be obtained by calling the Julius Baer at the telephone number on the first page of the SAI.

                      APPENDIX A -- DESCRIPTION OF RATINGS

COMMERCIAL PAPER RATINGS

Standard and Poor's Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2  -  Capacity  for  timely  payment  on  issues  with  this   designation  is
satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

Moody's Investors Service's Commercial Paper Ratings

Prime-1 - Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

CORPORATE BOND RATINGS

The following summarizes the ratings used by S&P for corporate bonds:

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong and differs from AAA issues only in small degree.

A -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC and C -- Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions

CI - Bonds rated "CI" are income bonds on which no interest is being paid.

To provide more detailed indications of credit quality, the ratings set forth above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody's for corporate bonds:

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present, which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated "Baa" are considered to be medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds that are rated "Caa" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca -- Bonds that are rated "Ca" represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds that are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated "Aa" through "B." The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

APPENDIX B
ISS PROXY VOTING
GUIDELINES
SUMMARY

The following is a condensed version of all proxy voting recommendations contained in The ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

     o An auditor has a financial interest in or association with the company, and is therefore not independent

     o    Fees for non-audit services are excessive, or

     o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

     o Attend less than 75 percent of the board and committee meetingswithout a valid excuse

     o    Implement or renew a dead-hand or modified dead-hand poison pill

     o Ignore a shareholder proposal that is approved by a majority of the shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Failed to act on takeover offers where the majority of the shareholders tendered their shares

     o Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

     o Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

     o Are audit committee members and the non-audit fees paid to the auditor are excessive.

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

AGE LIMITS

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size. Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard. Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

     o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

     o    Only if the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

          o Designated lead director appointed from the ranks of the independent board members with clearly delineated duties

          o    Majority of independent directors on board

          o    All-independent key committees

          o    Committee chairpersons nominated by the independent directors

          o CEO performance reviewed annually by a committee of outside directors

          o    Established governance guidelines

          o    Company performance.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

TERM LIMITS

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

          o Long-term financial performance of the target company relative to its industry; management's track record

          o    Background to the proxy contest

          o    Qualifications of director nominees (both slates)

          o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived. Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES

AND VOTING RELATED ISSUES ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o    Purchase price

     o    Fairness opinion

     o    Financial and strategic benefits

     o    How the deal was negotiated

     o    Conflicts of interest

     o    Other alternatives for the business

     o    Noncompletion risk.

ASSET SALES

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Impact on the balance sheet/working capital

     o    Potential elimination of diseconomies

     o    Anticipated financial and operating benefits

     o    Anticipated use of funds

     o    Value received for the asset

     o    Fairness opinion

     o    How the deal was negotiated

     o    Conflicts of interest.

BUNDLED PROPOSALS

Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Votes on proposals regarding conversion of securities are determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    Dilution to existing shareholders' position

     o    Terms of the offer

     o    Financial issues

     o    Management's efforts to pursue other alternatives

     o    Control issues

     o    Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

     o    The reasons for the change

     o    Any financial or tax benefits

     o    Regulatory benefits

     o    Increases in capital structure

     o    Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model

     o    Adverse changes in shareholder rights

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

Vote going private
transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and noncompletion risk.

JOINT VENTURES

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and noncompletion risk.

LIQUIDATIONS

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

     o Prospects of the combined company, anticipated financial and operating benefits

     o    Offer price

     o    Fairness opinion

     o    How the deal was negotiated

     o    Changes in corporate governance

     o    Change in the capital structure

     o    Conflicts of interest.

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Votes on proposals regarding private placements should be determined on a CASE-BYCASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management's efforts to pursue other alternatives, control issues, and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

     o    Tax and regulatory advantages

     o    Planned use of the sale proceeds

     o    Valuation of spinoff

     o    Fairness opinion

     o    Benefits to the parent company

     o    Conflicts of interest

     o    Managerial incentives

     o    Corporate governance changes

     o    Canges in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION

CONTROL SHARE ACQUISITION PROVISIONS

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASHOUT PROVISIONS

Vote FOR proposals to opt out of control share cashout statutes.

DISGORGEMENT PROVISIONS

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZEOUT PROVISIONS

Vote FOR proposals to opt out of state freezeout provisions.

GREENMAIL

Vote FOR proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).








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

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders

     o It is not designed to preserve the voting power of an insider or significant shareholder

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder ealth that may be transferred from the company to executives, adjusted for:

     o Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

     o    Cash compensation, and

     o    Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

DIRECTOR COMPENSATION

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

STOCK PLANS IN LIEU OF CASH

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

     o    Historic trading patterns o Rationale for the repricing

     o    Value-for-value exchange

     o    Option vesting

     o    Term of the option

     o    Exercise price

     o    Participation.

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

     o    Purchase price is at least 85 percent of fair market value

     o    Offering period is 27 months or less, and

     o    Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the following apply:

     o    Purchase price is less than 85 percent of fair market value, or

     o    Offering period is greater than 27 months, or

     o    VPD is greater than ten percent

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of
Section 162(m) should be considered on a CASE-BYCASE basis using a proprietary, quantitative model developed by ISS.
Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

SHAREHOLDER PROPOSALS REGARDING EXECUTIVE AND DIRECTOR PAY

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.
Vote AGAINST shareholder proposals requiring director fees be paid in stock only.
Vote FOR shareholder proposals to put option repricings to a shareholder vote. Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

PERFORMANCE-BASED STOCK OPTIONS

Vote CASE-BY-CASE on shareholder proposals advocating the use of performancebased stock options (indexed, premium-priced, and performance-vested options), taking into account:

o    Whether the proposal mandates that ALL awards be performance-based

o Whether the proposal extends beyond executive awards to those of lower-ranking employees

o Whether the company's stock-based compensation plans meet ISS's SVT criteria and do not violate our repricing guidelines

GOLDEN AND TIN PARACHUTES

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

     o The parachute should be less attractive than an ongoing employment opportunity with the firm

     o    The triggering mechanism should be beyond the control of management

     o The amount should not exceed three times base salary plus guaranteed benefits

 9. SOCIAL AND ENVIRONMENTAL ISSUES

CONSUMER ISSUES AND PUBLIC SAFETY ANIMAL RIGHTS

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

o The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

o The availability and feasibility of alternatives to animal testing to ensure product safety, and

o    The degree that competitors are using animal-free testing.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

o The company has already published a set of animal welfare standards and monitors compliance

o The company's standards are comparable to or better than those of peer firms, and

o There are no serious controversies surrounding the company's treatment of animals

DRUG PRICING

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

o    Whether the proposal focuses on a specific drug and region

o Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending, and harm to competitiveness

o The extent that reduced prices can be offset through the company's marketing budget without affecting R&D spending

o    Whether the company already limits price increases of its products

o Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries

o    The extent that peer companies implement price restraints

GENETICALLY MODIFIED FOODS

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company's products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

o    The costs and feasibility of labeling and/or phasing out

o The nature of the company's business and the proportion of it affected by the proposal

o The proportion of company sales in markets requiring labeling or GMO-free products

o    The extent that peer companies label or have eliminated GMOs

o Competitive benefits, such as expected increases in consumer demand for the company's products

o The risks of misleading consumers without federally mandated, standardized labeling

o    Alternatives to labeling employed by the company.

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company's products. Such resolutions presuppose that there are proven health risks to GMOs--an issue better left to federal regulators--which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company's products, taking into account:

o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution

o    The extent that peer companies have eliminated GMOs

o The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products

o Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs

o The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated.

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company's strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

o Whether the company has adequately disclosed the financial risks of its subprime business

o Whether the company has been subject to violations of lending laws or serious lending controversies

o    Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

o    Whether the company complies with all local ordinances and regulations

o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness

o    The risk of any health-related liabilities.

Advertising to youth:

o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

o    Whether the company has gone as far as peers in restricting advertising

o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

o    Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

o    The percentage of the company's business affected

o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spinoff tobacco-related businesses:

o    The percentage of the company's business affected

o    The feasibility of a spinoff

o    Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

ARCTIC NATIONAL WILDLIFE REFUGE

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

o    Whether there are publicly available environmental impact reports;

o Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills; and

o    The current status of legislation regarding drilling in ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

o Environmentally conscious practices of peer companies, including endorsement of CERES

o    Costs of membership and implementation.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR reports on the level of greenhouse gas emissions from the company's operations and products, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business. However, additional reporting may be warranted if:

o    The company's level of disclosure lags that of its competitors, or

o The company has a poor environmental track record, such as violations of federal and state regulations.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

o    The nature of the company's business and the percentage affected


o    The extent that peer companies are recycling

o    The timetable prescribed by the proposal

o    The costs and methods of implementation

o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

o    The nature of the company's business and the percentage affected

o The extent that peer companies are switching from fossil fuels to cleaner sources

o    The timetable and specific action prescribed by the proposal

o The costs of implementation o The company's initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company's current environmental disclosure and reporting or is not integral to the company's line of business.

GENERAL CORPORATE ISSUES

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

o    The relevance of the issue to be linked to pay

o The degree that social performance is already included in the company's pay structure and disclosed

o    The degree that social performance is used by peer companies in setting pay

o Violations or complaints filed against the company relating to the particular social performance measure

o Artificial limits sought by the proposal, such as freezing or capping executive pay

o    Independence of the compensation committee

o    Current company pay levels.

CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

o The company is in compliance with laws governing corporate political activities, and

o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company's political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LABOR STANDARDS AND HUMAN RIGHTS CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

o There are serious controversies surrounding the company's China operations, and

o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

o    The nature and amount of company business in that country

o    The company's workplace code of conduct

o    Proprietary and confidential information involved

o    Company compliance with U.S. regulations on investing in the country

o    Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

o    Agreements with foreign suppliers to meet certain workplace standards

o    Whether company and vendor facilities are monitored and how

o    Company participation in fair labor organizations

o    Type of business

o    Proportion of business conducted overseas

o    Countries of operation with known human rights abuses

o Whether the company has been recently involved in significant labor and human rights controversies or violations

o    Peer company standards and practices

o    Union presence in company's international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

o The company does not operate in countries with significant human rights violations

o    The company has no recent human rights controversies or violations, or

o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

o    Company compliance with or violations of the Fair Employment Act of 1989

o Company antidiscrimination policies that already exceed the legal requirements

o    The cost and feasibility of adopting all nine principles

o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

o    The potential for charges of reverse discrimination

o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

o    The level of the company's investment in Northern Ireland

o    The number of company employees in Northern Ireland

o    The degree that industry peers have adopted the MacBride Principles

o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS

FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

o    Whether the company has in the past manufactured landmine components

o    Whether the company's peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

o    What weapons classifications the proponent views as cluster bombs

o Whether the company currently or in the past has manufactured cluster bombs or their components

o    The percentage of revenue derived from cluster bomb manufacture

o    Whether the company's peers have renounced future production

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.


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SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

o    The information is already publicly available or

o    The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

o The board composition is reasonably inclusive in relation to companies of similar size and business or

o The board already reports on its nominating procedures and diversity initiatives.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

o    The degree of board diversity

o    Comparison with peer companies

o    Established process for improving board diversity

o    Existence of independent nominating committee

o    Use of outside search firm

o    History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

o    The company has well-documented equal opportunity programs

o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o    The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING


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Generally vote FOR reports outlining the company's progress towards the Glass
Ceiling Commission's business recommendations, unless:

o    The composition of senior management and the board is fairly inclusive

o The company has well-documented programs addressing diversity initiatives and leadership development

o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

o The company has had no recent, significant EEO-related violations or litigation

SEXUAL ORIENTATION

Vote CASE-BY-CASE on proposals to amend the company's EEO policy to include sexual orientation, taking into account:

o Whether the company's EEO policy is already in compliance with federal, state and local laws


o Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees

o    The industry norm for including sexual orientation in EEO statements

o Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.


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10. MUTUAL FUND PROXIES

ELECTION OF DIRECTORS

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

     o    Board structure

     o    Director independence and qualifications

     o    Attendance at board and committee meetings.

Votes should be withheld from directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     o Ignore a shareholder proposal that is approved by a majority of shares outstanding

     o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

     o Are interested directors and sit on the audit or nominating committee, or

     o Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

CONVERT CLOSED-END FUND TO OPEN-END FUND

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance as a closed-end fund

     o    Market in which the fund invests

     o    Masures taken by the board to address the discount

     o    Past shareholder activism, board activity

     o    Votes on related proposals.

PROXY CONTESTS

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Past performance relative to its peers

     o    Market in which fund invests

     o    Measures taken by the board to address the issues

     o Past shareholder activism, board activity, and votes on related proposals

     o    Strategy of the incumbents versus the dissidents

     o    Independence of directors

     o    Experience and skills of director candidates

     o    Governance profile of the company

     o    Evidence of management entrenchment

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

INVESTMENT ADVISORY AGREEMENTS

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Proposed and current fee schedules

     o    Fund category/investment objective

     o    Performance benchmarks

     o    Share price performance compared to peers

     o    Resulting fees relative to peers

     o    Assignments (where the advisor undergoes a change of control).

APPROVE NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Stated specific financing purpose

     o    Possible dilution for common shares

     o    Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Potential competitiveness

     o    Regulatory developments

     o    Current and potential returns

     o    Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGE FUNDAMENTAL RESTRICTION TO NONFUNDAMENTAL RESTRICTION

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

     o    The fund's target investments

     o    The reasons given by the fund for the change

     o    The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.



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

NAME CHANGE PROPOSALS

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    Political/economic changes in the target market

     o    Consolidation in the target market

     o    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION

Votes on changes in a fund's subclassification should be determined on a CASE-BYCASE basis, considering the following factors:

     o    Potential competitiveness

     o    Current and potential returns

     o    Risk of concentration

     o    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Strategies employed to salvage the company

     o    The fund's past performance

     o    Terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

     o    The degree of change implied by the proposal

     o    The efficiencies that could result

     o    The state of incorporation

     o    Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

     o Removal of shareholder approval requirement for amendments to the new declaration of trust

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

     o Removal of shareholder approval requirement to change the domicile of the fund

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

CHANGE THE FUND'S DOMICILE

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

     o    Regulations of both states

     o    Required fundamental policies of both states

     o    Increased flexibility available.

AUTHORIZE THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT SHAREHOLDER
APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Fees charged to comparably sized funds with similar objectives

     o    The proposed distributor's reputation and past performance

     o    The competitiveness of the fund in the industry

     o    Terms of the agreement.

MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     o    Resulting fee structure

     o    Performance of both funds

     o    Continuity of management personnel

     o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE PROXY SOLICITATION EXPENSES

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.


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SHAREHOLDER PROPOSALS TO TERMINATE INVESTMENT ADVISOR

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

     o    Performance of the fund's NAV

     o    The fund's history of shareholder relations

     o    The performance of other funds under the advisor's management.



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